                          PANORAMA SERIES FUND, INC.






                                ANNUAL REPORT

                              DECEMBER 31, 1996

THE PANORAMA SERIES FUND, INC. -- TOTAL RETURN

OBJECTIVE

THE PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

While the Total Return portfolio's long-term performance has been strong, 1996 has not been the Fund's best year. In strong equity markets, like the one we have seen this past year, riskier, more aggressive funds tend to perform better. That's because in growing but volatile markets, investors tend to become anxious and are willing to pay more for highly-valued securities that offer a greater level of certainty. However, this is a value-oriented asset allocation fund and our discipline favors undervalued, out-of-favor stocks. As such, the availability of stocks that fit our Fund's criteria was limited and as a result, we had a smaller percentage of our portfolio invested in equities than other funds in the same flexible portfolio category.

In spite of the limitations of our investment style, some of our individual investments performed very well over the past year. We benefited most from our holdings in the technology and energy sectors. For example, in the early part of the year, the marketplace appeared to be flooded with personal computers and investor sentiment toward this sector turned negative. As prices dropped, we identified several high-quality companies with positive earnings potential and purchased stocks at low prices that have since appreciated. In the energy area, our holdings within the natural gas industry have shown the best performance, due in large part to last year's exceptionally cold weather during which the demand for natural gas exceeded supplies.(1)

Another industry that contributed positively to the Fund's performance was the retail industry sector. That's because many retailing companies focused on their profitable core businesses and became leaner and more cost-efficient compared to their competitors. By owning shares in these companies, we were able to capture higher stock valuations once consumer demand picked up. The retailers that did particularly well for us had strong cash flows which were used to benefit shareholders through measures such as stock buybacks and strategic acquisitions.

On the other hand, our holdings in agricultural companies underperformed this year. Low worldwide supplies of grain and increasing food consumption in developing countries led us to expect strong performance throughout 1996. It appears, however, that these stocks had moved too far, too fast and have since dropped back to more realistic valuations.

As mentioned earlier, our underweighting in equities relative to our competition has affected our performance. To that extent, we prematurely moved some assets from stocks to bonds and missed out on some profits. In addition, our exposure to income-producing equity investments and our holdings in higher-yielding financial and utility stocks, both poor performers over the period, hindered the overall portfolio results.

Looking ahead, we believe 1997 will be a better year for the Fund. As the stock market returns to more normal price levels and the bond market recovers, as we expect they will in 1997, we believe the portfolio will show better relative performance, while continuing to offer competitive returns.

We remain committed to our investment discipline of seeking opportunities in undervalued companies -- an investment strategy that has produced an impressive long-term track record over the Fund's 14-year history. We will continue to look for stocks with relatively low price/earnings, or P/E, ratios and positive earnings surprises, as well as bonds that offer competitive income with lower-than-average interest rate risk.

We appreciate your confidence in Panorama Series Fund, Inc. -- Total Return Portfolio. We look forward to helping you reach your financial goals in the future.


_______________________________________
               (1) The Fund's portfolio is subject to change.

PANORAMA SERIES FUND, INC. -- GROWTH PORTFOLIO

OBJECTIVE

THE PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO seeks long term growth of capital by investing primarily in common stocks with low price/earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

NARRATIVE BY PETER ANTOS AND TEAM, PORTFOLIO MANAGERS

The Growth portfolio performed moderately over the past year, lagging slightly behind the broader market. This year, traditional high growth stocks were among the strongest performers, primarily because investors were anxious about the economic and political environments and were willing to pay for more highly-valued stocks that offered a greater level of certainty. As a result, the out-of-favor type of undervalued stocks we typically select -- those that have either low price/earnings ratios or positive earnings surprises -- were out-of-favor in this year's growing but volatile market. This investment strategy has proven to be very successful over the long term, however, and has lead us to purchase many discounted stocks whose prices have later increased.

Despite the fact that this style of investing was temporarily out-of-favor, some of our individual investments performed extremely well. For example, early in 1996, the marketplace appeared to be flooded with personal computers, and investor sentiment toward this sector turned negative. As prices dropped, we were able to identify several high quality companies with positive earnings potential and bought stocks at low prices that have since appreciated.(1)

We also had strong results in our retail holdings, another industry that was out-of-favor during the year due to drops in consumer activity and high levels of competition. We benefited by owning companies that focused on their profitable core businesses and tended to be leaner and more cost-efficient than their competitors. In addition, these retailers generated strong cash flows which were used to benefit investors, through measures such as stock buybacks and strategic acquisitions.

On the other hand, our holdings in agricultural companies underperformed this year. Low worldwide supplies of grain and increasing food consumption in developing countries led us to expect strong performance throughout 1996. It appears, however, that these stocks had moved too far too fast and have since dropped back to more realistic valuations.

As we look ahead to 1997, we plan to maintain our investment discipline of seeking opportunities in undervalued companies. We believe that having a consistent strategy, of buying stocks at a low cost and then profiting when their strengths are recognized, is the best way to take advantage of the market's various phases. It's also a relatively conservative way to take advantage of the market's long-term growth potential.

We appreciate your confidence in Panorama Series Fund, Inc. -- Growth Portfolio. We look forward to helping you reach your financial goals in the future.





_______________________________________
               (1) The Fund's portfolio is subject to change.

PANORAMA SERIES FUND, INC. -- GOVERNMENT SECURITIES PORTFOLIO

OBJECTIVE

THE PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO seeks high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government-related securities.

NARRATIVE BY DAVID ROSENBERG, PORTFOLIO MANAGER

The Government Securities Portfolio finished 70 out of 150 general U.S. government variable annuity funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96(1). Because we came into this year with a defensive, income-focused investment approach, we were able to provide competitive returns when the market was up and limit our volatility when the market moved down.

The bond markets spent the beginning of 1996 at odds with the rising equities market. During the first half of the year, investors anticipated that the Federal Reserve would step in and raise interest rates, sending the bond market into a tumble. Then, in the second half, after the equity market experienced some summer volatility, many investors reconsidered the benefits of the fixed income market and shifted their assets accordingly. As we approached the fourth quarter, the outlook remained positive, in spite of concerns regarding an upcoming presidential election and fears of inflation.

Now that President Clinton has been elected to a second term, we are hearing much talk of balanced budgets. In fact, a panel of five experts appointed by the Senate Finance Committee are claiming that the inflation index is really 2%, rather than the widely publicized 3%(2). We remain positive in our view of the economy, and as steady growth continues without triggering inflation, fixed income vehicles will continue to be desirable to investors.

In order to successfully achieve the portfolio's objective of high current income, it must be able to perform well in both "normal" and declining markets. Therefore, it was our decision to limit the overall average maturity of the portfolio.

We appreciate your confidence in Panorama Series Fund, Inc. -- Government Securities Portfolio. We look forward to helping you reach your financial goals in the future.






_______________________________________
               (1) Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different policies and risks than the Fund. The Government Securities Portfolio is characterized by Lipper as a general U.S. government variable annuity fund.

               (2) Source: The Washington Post, 9/15/96.

PANORAMA SERIES FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

THE PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of worldwide companies whose primary stock market is located outside the United States.

NARRATIVE BY JAMES BURNS, PORTFOLIO MANAGER

In March, Babson-Stewart Ivory International took over management of this portfolio as its Sub-Adviser. However, the investment strategy remains the same. We continue to look for opportunities to capture faster-than-average growth around the world, and can attribute both our strong current performance, as well as long-term success, to this strategy. Managing the portfolio from the bottom-up, we search for growing companies with predictable earnings, good competitive positions, and strong balance sheets. We also conduct personal visits to the companies with whom we invest, to understand their future plans and meet key management personnel. Taken together, we think this approach offers superior growth over time.

The Fund performed well over the past year. In the second half of 1996, our investments were roughly 50% in European companies and the other 50% in markets that included the fast-growing Asian "Tiger" markets, such as Hong Kong, Singapore, Latin America as well as Japan, Australia, and New Zealand.(1)

European markets have been strong due to improving economic growth and falling interest rates. And, many of the companies that we owned there were profitable because they focused on their core businesses and tended to be leaner and more cost-efficient than their competitors. In addition, these companies, particularly in Germany, have generated strong cash flows which were used to benefit investors, through measures such as stock buybacks and strategic acquisitions.

The "Tiger" markets, like Hong Kong and Singapore, continued to exhibit some of the fastest growth worldwide, and as a result, we increased our exposure in these areas. Specifically, we added to Hong Kong positions in anticipation of the handover of the Territory to the Chinese authorities in July 1997.

On the other hand, the Japanese market did not perform as expected. However, because we had adopted a relatively cautious approach to this market, we were underweighted there during the year. Although we correctly anticipated the economic recovery in Japan, and the positive impact it would have on corporate earnings, the market did not bounce back. In fact, it declined. Despite this disappointment, our Japanese holdings, many of which were pure growth companies, performed better than Japan's market average, helping our performance relative to several of our peers.

We believe the current success of many foreign companies can be attributed to the recent trend toward the type of restructuring that made domestic companies so profitable a few years ago. With these positive changes in place, we believe that the international markets have the potential to offer substantial long-term benefits. Going forward, we expect improving economic conditions in most major economies in 1997, although we do anticipate interest rate increases at some stage. In an environment such as this, we believe well-financed growth companies with strong market positions are poised to perform well.

During the middle of last year, we reduced the number of holdings to include more selective stocks, many of which were medium-sized companies. Medium-sized firms typically offer faster growth than the more established large growth companies.

We appreciate your confidence in Panorama Series Fund, Inc.--International Equity Portfolio. We look forward to helping you reach your financial goals in the future.





_______________________________________
               (1) The portfolio is subject to change.

PANORAMA SERIES FUND, INC. -- LIFESPANS

OBJECTIVE

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO seeks long-term appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

NARRATIVE

While 1996 has been a great year for domestic equities, it has not necessarily been so easy for the faint-of-heart. During the first five months of the year, the stock market reported tremendous gains, thanks to strong corporate earnings, low inflation and stabilized interest rates. However, on the trail of a six-year bull market and with indexes reporting all-time highs, many experts felt some sort of a correction was inevitable. Although the expected correction never actually occurred, the stock market volatility we experienced in June and July certainly didn't come as a complete surprise. Yet, remarkably enough, by the end of September the stock market had rebounded and resumed its record-setting pace. By autumn, the Dow passed 6000, both the S&P 500 and the technology-laden NASDAQ posted all time highs and the Russell 2000 came very close to hitting record levels as well. However, as is usually the case when the equity markets outperform, the bond market experienced volatility due to rising interest rates that were triggered by fears of inflation and concerns regarding the presidential election.

Fortunately, the LifeSpan portfolios are designed for any market environment because they include a wide diversity of investments that when combined, aim at achieving good performance while seeking to limit overall portfolio risk. During this last year, the Funds benefited from having their assets strategically allocated over a broad range of investments.

The Capital Appreciation portfolio benefited primarily from its focus on equities, which offset the declines with some of its fixed income investments. The strongest performing component within the Fund was the SMALL CAP EQUITY component, fueled by a relatively large weighting in technology stocks, followed by the HIGH YIELD fixed income component and INTERNATIONAL equity component. Specifically, the INTERNATIONAL equity component performed well because of its holdings in the United Kingdom, one of the strongest markets throughout the year, and by avoiding the weaker markets of Asia. The VALUE/GROWTH and GROWTH/INCOME equity components of the portfolio benefited from our investments in U.S. companies which are undergoing corporate restructuring. However, the CORPORATE/GOVERNMENT fixed income component underperformed during the period, mainly the result of rising interest rates, which made it difficult for higher-rated, long maturity bonds to show positive returns.

The Balanced portfolio, by maintaining a larger weighting in equities -- approximately 60% of the portfolio was invested in stocks as of 12/31/96 versus 40% in bonds -- was able to take advantage of the strength of the stock market and avoid some of the declines experienced by segments of the bond market. The majority of the Fund's return during the period came from the SMALL CAP and INTERNATIONAL equity components, with the VALUE/GROWTH and GROWTH/INCOME equity components reporting more modest contributions to the Fund's performance. In the fixed income portion of the portfolio, the HIGH YIELD component was the strongest performer, while the returns of the SHORT-TERM BOND and GOVERNMENT/CORPORATE BOND components were more reflective of the strains within the bond market this year.(1)

Over the period, the Diversified Income portfolio focused on earning high current income, a strategy that enabled us to benefit from the strength of equities while avoiding some of the more significant drops in the bond market. Of the four primary fixed income components of LifeSpan Diversified Income Fund, the HIGH YIELD BOND segment, while having greater credit risks, provided the greatest contribution to performance, posting double digit returns for the first nine months of the year, followed by the GROWTH/INCOME component, which performed well due in large part to a heavy weighting in technology stocks. However, due to a rising interest rate environment, the GOVERNMENT/CORPORATE BOND and SHORT-TERM BOND fixed income components posted minimal returns.






_______________________________________
               (1) The holdings of each portfolio is subject to change.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996


                                                                    PRINCIPAL           MARKET VALUE
                                                                    AMOUNT              (NOTE 1)
----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 8.8%
----------------------------------------------------------------------------------------------------
     BankAmerica Manufactured Housing Contract,
     Series 1996-1, Cl. A1, 6.125%, 10/10/26                        $  2,051,213        $  2,052,175
     -----------------------------------------------------------------------------------------------
     Chase Commercial Mortgage Securities Corp., Commercial
     Mtg. Obligations, Series 1996-1, Cl. A2, 7.60%, 7/18/28           6,000,000           6,038,320
     -----------------------------------------------------------------------------------------------
     Contimortgage Home Equity Loan Trust, Series 1995-2,
     Cl. A2, 7.95%, 4/15/10                                              730,464             737,084
     -----------------------------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp:
     Series 1843, Cl. VB, 7%, 4/15/03                                  3,578,600           3,594,238
     Series 1849, Cl. VA, 6%, 12/15/10                                 5,299,461           5,203,383
     Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
     Participation Certificates:
     6%, 3/1/09                                                        4,015,999           3,898,371
     Series 1992-15, Cl. KZ, 7%, 2/25/22                               2,101,844           1,816,120
     Series 1337, Cl. D, 6%, 8/15/07                                   3,000,000           2,802,180
     Series 1574, Cl. PD, 5.55%, 3/15/13                                 775,000             770,637
     Series 1694, Cl. PG, 5.75%, 12/15/21                              5,000,000           4,798,400
     Series 1820, Cl. Pl, 5.75%, 7/15/06                               4,880,000           4,764,291
     Series 1994-43, Cl. PE, 6%, 12/25/19                              2,950,000           2,903,892
     -----------------------------------------------------------------------------------------------
     Federal National Mortgage Assn.:
     6%, 12/1/03                                                       3,566,389           3,499,377
     6.50%, 4/1/24-4/1/26                                              3,470,763           3,315,251
     7%, 4/1/00                                                        1,239,250           1,245,187
     7.50%, 5/1/07-12/1/08                                             1,602,480           1,630,175
     8%, 3/1/17-6/1/17                                                   270,693             279,342
     Interest-Only Stripped Mtg.-Backed Security,
     Series 1993-223, Cl. PM, 7.274%, 10/25/23              (1)       10,496,463           1,741,678
     Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
     Investment Conduit Pass-Through Certificates:
     Series 1993-181, Cl. C, 5.40%, 10/25/02                           1,400,000           1,389,052
     Series 1993-190, Cl. Z, 5.85%, 7/25/08                            1,407,483           1,384,337
     -----------------------------------------------------------------------------------------------
     GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
     7.30%, 3/25/12                                                    2,700,000           2,733,750
     -----------------------------------------------------------------------------------------------
     Government National Mortgage Assn.:
     6.50%, 10/15/23-4/15/26                                          25,274,868          24,243,220
     7%, 11/15/08-1/15/24                                              3,075,257           3,064,133
     7.50%, 1/15/09-6/15/24                                            7,356,558           7,441,467
     8%, 5/15/17                                                       1,228,703           1,272,716
     -----------------------------------------------------------------------------------------------
     Green Tree Financial Corp., Series 1994-7, Cl. A3, 8%,
     3/15/20                                                           1,500,000           1,528,125
     -----------------------------------------------------------------------------------------------
     Housing Securities, Inc., Series 1994-3, Cl. A3, 7.25%,
     9/25/12                                                           1,087,986           1,088,666
     -----------------------------------------------------------------------------------------------
     Olympic Automobile Receivables Trust, Series 1996-A,
     Cl. A4, 5.85%, 7/15/01                                            4,000,000           3,976,250
                                                                                      --------------
     Total Mortgage-Backed Obligations (Cost $98,688,070)                                 99,211,817


PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                    PRINCIPAL           MARKET VALUE
                                                                    AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 13.4%
-----------------------------------------------------------------------------------------------------
      Federal Home Loan Bank, 5.27%, 1/2/97                         $  18,000,000       $  17,997,365
      -----------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp.:
      5.40%, 1/14/97                                                   20,000,000          19,956,500
      5.29%, 1/14/97                                                   20,000,000          19,961,505
      5.33%, 1/7/97                                                    10,000,000           9,991,117
      -----------------------------------------------------------------------------------------------
      Federal National Mortgage Assn.:
      5.27%, 1/3/97                                                    22,000,000          21,993,559
      5.28%, 1/6/97-1/9/97                                             40,000,000          39,961,866
      5.30%, 1/8/97                                                    20,000,000          19,979,389
                                                                                      ---------------
      Total U.S. Government Agencies (Cost $149,841,301)                                  149,841,301

-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 10.3%
-----------------------------------------------------------------------------------------------------
      U.S. Treasury Bonds:
      10.375%, 11/15/12                                                 3,000,000           3,865,314
      7.50%, 11/15/16                                                  60,775,000          65,788,993
      8.75%, 5/15/17                                                    3,000,000           3,659,064
      8.875%, 8/15/17                                                   1,000,000           1,234,688
      STRIPS, Zero Coupon, 7.835%, 5/15/15                     (2)      2,250,000             648,385
      -----------------------------------------------------------------------------------------------
      U.S. Treasury Nts.:
      6.50%, 8/15/05                                                   10,000,000          10,071,880
      6.75%, 6/30/99                                                   15,000,000          15,267,194
      7.25%, 8/15/04                                                   14,960,000          15,754,764
                                                                                      ---------------

      Total U.S. Government Obligations (Cost $112,780,257)                               116,290,282

-----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
-----------------------------------------------------------------------------------------------------
      Colombia (Republic of) Unsub. Nts., 7.125%, 5/11/98                 600,000             605,625
      -----------------------------------------------------------------------------------------------
      United Mexican States Bonds, 6.97%, 8/12/00                       1,750,000           1,671,250
                                                                                      ---------------

      Total Foreign Government Obligations (Cost $2,301,362)                                2,276,875

-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 21.3%
-----------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.4%
-----------------------------------------------------------------------------------------------------
CHEMICALS - 1.3%
      -----------------------------------------------------------------------------------------------
      Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97            2,000,000           2,021,500
      -----------------------------------------------------------------------------------------------
      Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03             2,320,000           2,478,880
      -----------------------------------------------------------------------------------------------
      FMC Corp., 8.75% Sr. Nts., 4/1/99                                 2,500,000           2,610,300
      -----------------------------------------------------------------------------------------------
      Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                   3,500,000           3,515,428
      -----------------------------------------------------------------------------------------------
      Morton International, Inc., 9.25% Credit Sensitive Nts.,
      6/1/20                                                            2,512,000           3,076,722
      -----------------------------------------------------------------------------------------------
      PPG Industries, Inc., 9% Debs., 5/1/21                            1,190,000           1,420,092
                                                                                      ---------------
                                                                                           15,122,922
-----------------------------------------------------------------------------------------------------
METALS - 0.4%
      -----------------------------------------------------------------------------------------------
      Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                        4,000,000           4,347,080
-----------------------------------------------------------------------------------------------------
PAPER - 0.7%
      -----------------------------------------------------------------------------------------------
      Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98           2,250,000           2,272,500
      -----------------------------------------------------------------------------------------------
      Fort Howard Corp., 9.25% Sr. Nts., 3/15/01                        2,000,000           2,085,000


PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                    PRINCIPAL           MARKET VALUE
                                                                    AMOUNT              (NOTE 1)
----------------------------------------------------------------------------------------------------
PAPER (CONTINUED)
     -----------------------------------------------------------------------------------------------
     Georgia-Pacific Corp., 9.85% Credit Sensitive Nts.,
     6/15/97                                                        $  2,950,000        $  3,001,757
                                                                                      --------------
                                                                                           7,359,257
----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 2.9%
----------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.2%
     -----------------------------------------------------------------------------------------------
     Black & Decker Corp., 6.625% Nts., 11/15/00                       2,700,000           2,699,492
----------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.2%
     -----------------------------------------------------------------------------------------------
     Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98         1,750,000           1,755,888
     -----------------------------------------------------------------------------------------------
     Dresser Industries, Inc., 6.25% Nts., 6/1/00                      6,000,000           5,945,706
     -----------------------------------------------------------------------------------------------
     Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A,
     3/30/01                                                           5,350,000           5,331,333
                                                                                      --------------
                                                                                          13,032,927
----------------------------------------------------------------------------------------------------
MEDIA - 0.8%
     -----------------------------------------------------------------------------------------------
     Reed Elsevier, Inc., 6.625% Nts., 10/15/23            (3)         1,600,000           1,431,104
     -----------------------------------------------------------------------------------------------
     Tele-Communications, Inc., 7.14% Sr. Medium-Term Nts.,
     2/3/98                                                            3,100,000           3,118,749
     -----------------------------------------------------------------------------------------------
     Time Warner, Inc., 7.45% Nts., 2/1/98                             3,900,000           3,951,199
                                                                                      --------------
                                                                                           8,501,052
----------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.7%
     -----------------------------------------------------------------------------------------------
     Dayton Hudson Co., 9.40% Debs., 2/15/01                             820,000             897,301
     -----------------------------------------------------------------------------------------------
     Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01          1,770,000           1,922,437
     -----------------------------------------------------------------------------------------------
     Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                      2,000,000           1,980,358
     -----------------------------------------------------------------------------------------------
     Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99              1,590,000           1,661,062
     -----------------------------------------------------------------------------------------------
     Wal-Mart Stores, Inc., 5.875% Nts., 10/15/05                      2,000,000           1,876,790
                                                                                      --------------
                                                                                           8,337,948
----------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.8%
----------------------------------------------------------------------------------------------------
BEVERAGES - 0.2%
     -----------------------------------------------------------------------------------------------
     Bass America, Inc., 6.75% Gtd. Nts., 8/1/99                       1,250,000           1,261,077
     -----------------------------------------------------------------------------------------------
     Fomento Economico Mexico SA, 9.50% Unsub. Nts.,
     7/22/97                                                           1,300,000           1,316,250
                                                                                      --------------
                                                                                           2,577,327
----------------------------------------------------------------------------------------------------
FOOD - 0.9%
     -----------------------------------------------------------------------------------------------
     ConAgra, Inc., 9.75% Sr. Nts., 11/1/97                            1,500,000           1,546,110
     -----------------------------------------------------------------------------------------------
     CPC International, Inc., 6.15% Unsec. Nts., Series C,
     1/15/06                                                           2,000,000           1,908,744
     -----------------------------------------------------------------------------------------------
     Dole Food Co., 6.75% Nts., 7/15/00                                3,500,000           3,513,275
     -----------------------------------------------------------------------------------------------
     Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98           2,000,000           2,048,380
     -----------------------------------------------------------------------------------------------
     Safeway, Inc., 9.35% Sr. Sub. Nts., 3/15/99                       1,000,000           1,051,968
                                                                                      --------------
                                                                                          10,068,477
----------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.2%
     -----------------------------------------------------------------------------------------------
     Roche Holdings, Inc., 2.75% Bonds, 4/14/00                        3,000,000           2,730,000
----------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.2%
     -----------------------------------------------------------------------------------------------
     Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03           2,000,000           2,125,000
----------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.3%
     -----------------------------------------------------------------------------------------------
     Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                    2,000,000           2,015,000
     -----------------------------------------------------------------------------------------------
     Procter & Gamble Co., 9.36% Debs., 1/1/21                           750,000             914,229
                                                                                      --------------
                                                                                           2,929,229

                                                 3

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            PRINCIPAL        MARKET VALUE
                                                                               AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------
ENERGY - 3.3%
---------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.3%
     ----------------------------------------------------------------------------------------------------
     Coastal Corp., 8.125% Sr. Nts., 9/15/02                             $  3,190,000        $  3,381,078
     ----------------------------------------------------------------------------------------------------
     Colorado International Gas Corp., 10% Sr. Debs., 6/15/05                 455,000             539,230
     ----------------------------------------------------------------------------------------------------
     Columbia Gas System, Inc., 6.80% Nts., Series C,
     11/28/05                                                               2,000,000           1,968,894
     ----------------------------------------------------------------------------------------------------
     Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01           2,430,000           2,548,462
     ----------------------------------------------------------------------------------------------------
     Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts.,
     Series A, 8/1/01                                                       2,000,000           2,117,500
     ----------------------------------------------------------------------------------------------------
     HNG Internorth/Enron Corp., 9.625% Debs., 3/15/06                        700,000             821,956
     ----------------------------------------------------------------------------------------------------
     Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                 4,000,000           4,044,860
     ----------------------------------------------------------------------------------------------------
     NorAm Energy Corp.:
     8.43% Medium-Term Nts., Series B, 9/17/98                              2,000,000           2,064,336
     9.875% Nts., 4/15/97                                                   3,000,000           3,032,994
     ----------------------------------------------------------------------------------------------------
     Petroliam Nasional Berhad, 6.875% Nts., 7/1/03                   (3)   2,500,000           2,516,160
     ----------------------------------------------------------------------------------------------------
     TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                       2,250,000           2,822,445
                                                                                             ------------
                                                                                               25,857,915
---------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 1.0%
     ----------------------------------------------------------------------------------------------------
     BP America, Inc., 8.875% Gtd. Debs., 12/1/97                           1,000,000           1,026,031
     ----------------------------------------------------------------------------------------------------
     Occidental Petroleum Corp., 6.27% Medium-Term Nts., 11/8/00            4,000,000           3,956,476
     ----------------------------------------------------------------------------------------------------
     Phillips Petroleum Co., 7.53% Pass-Through Certificates,
     Series 1994-A1, 9/27/98                                                2,566,442           2,595,906
     ----------------------------------------------------------------------------------------------------
     Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19               3,190,000           3,358,502
     ----------------------------------------------------------------------------------------------------
     Texaco Capital, Inc., 8.875% Gtd. Debs., 9/1/21                          500,000             590,300
                                                                                             ------------
                                                                                               11,527,215
---------------------------------------------------------------------------------------------------------
FINANCIAL - 7.8%
---------------------------------------------------------------------------------------------------------
BANKS - 1.0%
     ----------------------------------------------------------------------------------------------------
     BankAmerica Corp., 7.75% Sub. Nts., 7/15/02                            1,250,000           1,308,486
     ----------------------------------------------------------------------------------------------------
     Chase Manhattan Corp. (New), 10.125% Sub. Nts.,
     11/1/00                                                                1,000,000           1,119,846
     ----------------------------------------------------------------------------------------------------
     Citicorp, 5.625% Sr. Nts., 2/15/01                                     2,135,000           2,067,088
     ----------------------------------------------------------------------------------------------------
     First Fidelity Bancorporation, 8.50% Sub. Capital Nts.,
     4/1/98                                                                 1,500,000           1,538,953
     ----------------------------------------------------------------------------------------------------
     Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                 750,000             840,046
     ----------------------------------------------------------------------------------------------------
     Marshall & Ilsley Corp., 6.95% Medium-Term Nts.,
     Series C, 3/31/97                                                      1,500,000           1,505,065
     ----------------------------------------------------------------------------------------------------
     Mellon Capital I, 7.72% Bonds, 12/1/26                                 1,250,000           1,215,875
     ----------------------------------------------------------------------------------------------------
     Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97              1,350,000           1,357,014
     ----------------------------------------------------------------------------------------------------
     Shawmut Corp., 8.125% Debs., 2/1/97                                      500,000             500,823
                                                                                             ------------
                                                                                               11,453,196
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.1%
     ----------------------------------------------------------------------------------------------------
     American General Finance Corp.:
     5.875% Sr. Nts., 7/1/00                                                1,500,000           1,471,798
     7.70% Sr. Nts., 11/15/97                                               2,000,000           2,029,200
     ----------------------------------------------------------------------------------------------------
     Aristar, Inc., 8.125% Sr. Nts., 12/1/97                                1,250,000           1,273,859
     ----------------------------------------------------------------------------------------------------
     Associates Corp. of North America, 6.75% Sr. Nts.,
     10/15/99                                                               1,500,000           1,514,907



PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            PRINCIPAL        MARKET VALUE
                                                                               AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
     ----------------------------------------------------------------------------------------------------
     AVCO Financial Services Asia Ltd., 5.875% Sr. Nts.,
     10/15/97                                                            $  1,500,000        $  1,500,826
     ----------------------------------------------------------------------------------------------------
     Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                   2,500,000           2,512,900
     ----------------------------------------------------------------------------------------------------
     Capital One Funding Corp., 7.25% Nts., 12/1/03                         2,300,000           2,277,000
     ----------------------------------------------------------------------------------------------------
     Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
     Unsub. Nts., 1/26/01                                                   3,220,000           3,260,887
     ----------------------------------------------------------------------------------------------------
     Chrysler Financial Corp.:
     5.08% Medium-Term Nts., 1/24/97                                        2,000,000           1,999,582
     5.875% Nts., 2/7/01                                                    1,500,000           1,462,309
     ----------------------------------------------------------------------------------------------------
     Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                      4,000,000           3,855,148
     ----------------------------------------------------------------------------------------------------
     Countrywide Funding Corp.:
     6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                          1,285,000           1,257,855
     6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                        1,800,000           1,789,020
     6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                          1,000,000           1,004,950
     ----------------------------------------------------------------------------------------------------
     Fleet Mtg. Group, Inc.:
     6.125% Nts., 8/15/97                                                   3,000,000           3,006,222
     6.50% Nts., 9/15/99                                                      750,000             752,214
     ----------------------------------------------------------------------------------------------------
     Ford Motor Credit Co.:
     6.25% Unsub. Nts., 2/26/98                                             1,000,000           1,005,620
     8% Nts., 12/1/97                                                       1,000,000           1,018,094
     ----------------------------------------------------------------------------------------------------
     General Motors Acceptance Corp.:
     5.625% Nts., 2/15/01                                                   1,200,000           1,157,237
     5.65% Medium-Term Nts., 12/15/97                                       2,000,000           1,996,452
     7.75% Medium-Term Nts., 1/17/97                                        2,500,000           2,502,190
     ----------------------------------------------------------------------------------------------------
     Golden West Financial Corp.:
     10.25% Sub. Nts., 5/15/97                                              1,250,000           1,269,634
     8.625% Sub. Nts., 8/30/98                                                500,000             518,752
     ----------------------------------------------------------------------------------------------------
     Grand Metropolitan plc, 7% Gtd. Nts., 6/15/99                          3,000,000           3,048,750
     ----------------------------------------------------------------------------------------------------
     Household Finance Corp.:
     7.50% Nts., 3/15/97                                                      250,000             250,840
     8.95% Debs., 9/15/99                                                   1,200,000           1,275,348
     ----------------------------------------------------------------------------------------------------
     Household International BV, 6% Gtd. Sr. Nts., 3/15/99                  1,500,000           1,485,937
     ----------------------------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc.:
     6% Nts., 3/1/01                                                        1,500,000           1,467,079
     6.50% Nts., 4/1/01                                                     2,500,000           2,488,977
     ----------------------------------------------------------------------------------------------------
     Norsk Hydro AS, 8.75% Bonds, 10/23/01                                  1,500,000           1,631,250
     ----------------------------------------------------------------------------------------------------
     Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                      1,500,000           1,508,571
     ----------------------------------------------------------------------------------------------------
     Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                   3,250,000           3,359,580
     ----------------------------------------------------------------------------------------------------
     PHH Corp., 6.50% Nts., 2/1/00                                          1,250,000           1,252,542
     ----------------------------------------------------------------------------------------------------
     Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
     3/1/99                                                                 4,000,000           4,172,992
     ----------------------------------------------------------------------------------------------------
     Sears Roebuck Acceptance Corp., 5.99% Medium-Term
     Nts., Series 1, 12/26/00                                               2,000,000           1,963,650
     ----------------------------------------------------------------------------------------------------
     TransAmerica Finance Corp.:
     6.75% Sr. Nts., 8/15/97                                                2,000,000           2,011,384
     6.80% Sr. Nts., 3/15/99                                                  725,000             732,411
     ----------------------------------------------------------------------------------------------------
     U.S. Leasing International, 7% Nts., 11/1/97                           1,500,000           1,513,263
                                                                                             ------------
                                                                                               68,599,230


PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            PRINCIPAL        MARKET VALUE
                                                                               AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------
INSURANCE - 0.7%
     ----------------------------------------------------------------------------------------------------
     Cigna Corp., 7.90% Nts., 12/14/98                                     $  320,000          $  329,248
     ----------------------------------------------------------------------------------------------------
     Equitable Life Assurance Society (U.S.A.), 6.95% Surplus
     Nts., 12/1/05                                                    (3)   2,000,000           1,962,524
     ----------------------------------------------------------------------------------------------------
     SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                 1,700,000           1,778,968
     ----------------------------------------------------------------------------------------------------
     Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
     4/15/01                                                                3,500,000           3,518,725
                                                                                                7,589,465
---------------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.7%
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
     ----------------------------------------------------------------------------------------------------
     Honeywell, Inc., 6.60% Nts., 4/15/01                                   3,000,000           3,005,106
---------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.3%
     ----------------------------------------------------------------------------------------------------
     American Standard, Inc., 10.875% Sr. Nts., 5/15/99                     2,750,000           2,942,500
---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.2%
     ----------------------------------------------------------------------------------------------------
     USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06        (4)   2,860,000           2,820,675
---------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.2%
     ----------------------------------------------------------------------------------------------------
     Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                      2,200,000           2,279,750
---------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
     ----------------------------------------------------------------------------------------------------
     Federal Express Corp., 6.25% Nts., 4/15/98                             3,485,000           3,487,523
     ----------------------------------------------------------------------------------------------------
     Union Pacific Corp.:
     7% Nts., 6/15/00                                                       2,030,000           2,060,340
     7.60% Nts., 5/1/05                                                     2,000,000           2,069,972
                                                                                             ------------
                                                                                                7,617,835
---------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.6%
---------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
     ----------------------------------------------------------------------------------------------------
     British Aerospace plc, 8% Debs., 5/27/97                               1,500,000           1,512,187
---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.2%
     ----------------------------------------------------------------------------------------------------
     Electric Data Systems Corp., 7.125% Nts., 5/15/05                (3)   2,000,000           2,030,160
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 0.3%
     ----------------------------------------------------------------------------------------------------
     Continental Cablevision, Inc., 10.625% Sr. Sub. Nts.,
     6/15/02                                                                  750,000             804,313
     ----------------------------------------------------------------------------------------------------
     MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                     2,000,000           2,037,414
                                                                                             ------------
                                                                                                2,841,727
---------------------------------------------------------------------------------------------------------
UTILITIES - 0.8%
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
     ----------------------------------------------------------------------------------------------------
     Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                          2,000,000           2,046,714
     ----------------------------------------------------------------------------------------------------
     El Paso Electric Co., 7.25% First Mtg. Nts., Series A,
     2/1/99                                                                 2,000,000           2,012,500
                                                                                             ------------
                                                                                                4,059,214
---------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.2%
     ----------------------------------------------------------------------------------------------------
     Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01              2,000,000           1,999,136
---------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
     ----------------------------------------------------------------------------------------------------
     GTE Corp., 8.85% Debs., 3/1/98                                         2,350,000           2,421,038
                                                                                             ------------

     Total Non-Convertible Corporate Bonds and Notes (Cost $239,083,616)                      238,387,060



                                                    6


PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                               MARKET VALUE
                                                                 SHARES          (NOTE 1)
--------------------------------------------------------------------------------------------
COMMON STOCKS - 46.0%
--------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.5%
--------------------------------------------------------------------------------------------
CHEMICALS - 0.6%
     ---------------------------------------------------------------------------------------
     Potash Corp. of Saskatchewan, Inc.                          81,500        $  6,927,500
--------------------------------------------------------------------------------------------
PAPER - 0.9%
     ---------------------------------------------------------------------------------------
     Fort Howard Corp.                                  (5)     362,500          10,036,719
--------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.5%
--------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.3%
     ---------------------------------------------------------------------------------------
     Crescent Real Estate Equities, Inc.                         58,500           3,085,875
--------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.0%
     ---------------------------------------------------------------------------------------
     AMR Corp.                                          (5)      67,100           5,913,187
     ---------------------------------------------------------------------------------------
     Galoob Toys, Inc.                                  (5)      27,400             383,600
     ---------------------------------------------------------------------------------------
     Northwest Airlines Corp., Cl. A                    (5)     125,900           4,925,837
                                                                               ------------
                                                                                 11,222,624
--------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.5%
     ---------------------------------------------------------------------------------------
     Federated Department Stores, Inc.                  (5)     208,800           7,125,300
     ---------------------------------------------------------------------------------------
     Price/Costco, Inc.                                 (5)     402,600          10,115,325
                                                                               ------------
                                                                                 17,240,625
--------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.7%
     ---------------------------------------------------------------------------------------
     Toys 'R' Us, Inc.                                  (5)     279,600           8,388,000
--------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 6.4%
--------------------------------------------------------------------------------------------
BEVERAGES - 0.9%
     ---------------------------------------------------------------------------------------
     Anheuser-Busch Cos., Inc.                                  249,800           9,992,000
--------------------------------------------------------------------------------------------
FOOD - 2.4%
     ---------------------------------------------------------------------------------------
     American Stores Co.                                        222,600           9,098,775
     ---------------------------------------------------------------------------------------
     Archer-Daniels-Midland Co.                                 399,290           8,784,380
     ---------------------------------------------------------------------------------------
     Kroger Co.                                         (5)     192,900           8,969,850
                                                                               ------------
                                                                                 26,853,005
--------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.6%
     ---------------------------------------------------------------------------------------
     Bristol-Myers Squibb Co.                                    59,800           6,503,250
--------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.5%
     ---------------------------------------------------------------------------------------
     Columbia/HCA Healthcare Corp.                              187,150           7,626,362
     ---------------------------------------------------------------------------------------
     OrNda Healthcorp                                   (5)     229,200           6,704,100
     ---------------------------------------------------------------------------------------
     WellPoint Health Networks, Inc.                    (5)      81,900           2,815,312
                                                                               ------------
                                                                                 17,145,774
--------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.0%
     ---------------------------------------------------------------------------------------
     Premark International, Inc.                                352,300           7,838,675
     ---------------------------------------------------------------------------------------
     Tupperware Corp.                                            65,800           3,528,525
                                                                               ------------
                                                                                 11,367,200
--------------------------------------------------------------------------------------------
ENERGY - 3.2%
     Amoco Corp.                                                115,400           9,289,700
     ---------------------------------------------------------------------------------------
     Chevron Corp.                                              172,500          11,212,500
     ---------------------------------------------------------------------------------------
     Exxon Corp.                                                 65,800           6,448,400
     ---------------------------------------------------------------------------------------
     Mobil Corp.                                                 70,200           8,581,950
                                                                               ------------
                                                                                 35,532,550
--------------------------------------------------------------------------------------------
FINANCIAL - 9.0%
--------------------------------------------------------------------------------------------
BANKS - 4.6%
     ---------------------------------------------------------------------------------------
     Bank of Boston Corp.                                       178,600          11,475,050
     ---------------------------------------------------------------------------------------
     BankAmerica Corp.                                          166,800          16,638,300

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                MARKET VALUE
                                                                 SHARES           (NOTE 1)
--------------------------------------------------------------------------------------------
BANKS (CONTINUED)
--------------------------------------------------------------------------------------------
     Chase Manhattan Corp. (New)                                 76,900        $  6,863,325
     ---------------------------------------------------------------------------------------
     NationsBank Corp.                                           93,100           9,100,525
     ---------------------------------------------------------------------------------------
     PNC Bank Corp.                                             200,100           7,528,762
                                                                               -------------
                                                                                 51,605,962
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.1%
     ---------------------------------------------------------------------------------------
     Salomon, Inc.                                               85,300           4,019,762
     ---------------------------------------------------------------------------------------
     Travelers Group, Inc.                                      173,400           7,868,025
                                                                               -------------
                                                                                 11,887,787
--------------------------------------------------------------------------------------------
INSURANCE - 3.3%
     ---------------------------------------------------------------------------------------
     AFLAC, Inc.                                                209,300           8,947,575
     ---------------------------------------------------------------------------------------
     Conseco, Inc.                                              106,600           6,795,750
     ---------------------------------------------------------------------------------------
     General Re Corp.                                            54,900           8,660,475
     ---------------------------------------------------------------------------------------
     Travelers/Aetna Property Casualty Corp., Cl. A             342,900          12,130,087
                                                                               -------------
                                                                                 36,533,887
--------------------------------------------------------------------------------------------
INDUSTRIAL - 8.3%
--------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.3%
     ---------------------------------------------------------------------------------------
     DT Industries, Inc.                                         98,400           3,444,000
--------------------------------------------------------------------------------------------
MANUFACTURING - 7.3%
     ---------------------------------------------------------------------------------------
     AGCO Corp.                                                 260,700           7,462,537
     ---------------------------------------------------------------------------------------
     Case Corp.                                                 183,100           9,978,950
     ---------------------------------------------------------------------------------------
     Deere & Co.                                                211,400           8,588,125
     ---------------------------------------------------------------------------------------
     General Signal Corp.                                       167,400           7,156,350
     ---------------------------------------------------------------------------------------
     Ingersoll-Rand Co.                                         177,700           7,907,650
     ---------------------------------------------------------------------------------------
     Mark IV Industries, Inc.                                   137,534           3,111,707
     ---------------------------------------------------------------------------------------
     PACCAR, Inc.                                               113,100           7,690,800
     ---------------------------------------------------------------------------------------
     Textron, Inc.                                              152,400          14,363,700
     ---------------------------------------------------------------------------------------
     Tyco International Ltd.                                    117,200           6,196,950
     ---------------------------------------------------------------------------------------
     U.S. Industries, Inc.                              (5)     291,200          10,010,000
                                                                               -------------
                                                                                 82,466,769
--------------------------------------------------------------------------------------------
TRANSPORTATION - 0.7%
     ---------------------------------------------------------------------------------------
     Union Pacific Corp.                                        123,900           7,449,487
--------------------------------------------------------------------------------------------
TECHNOLOGY - 7.8%
--------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 4.9%
     ---------------------------------------------------------------------------------------
     General Dynamics Corp.                                     123,200           8,685,600
     ---------------------------------------------------------------------------------------
     Goodrich (B.F.) Co.                                        102,000           4,131,000
     ---------------------------------------------------------------------------------------
     Lockheed Martin Corp.                                      113,151          10,353,317
     ---------------------------------------------------------------------------------------
     McDonnell Douglas Corp.                                    213,400          13,657,600
     ---------------------------------------------------------------------------------------
     Rockwell International Corp.                               139,300           8,479,888
     ---------------------------------------------------------------------------------------
     Rockwell International Corp.                                22,800           1,387,950
     ---------------------------------------------------------------------------------------
     TRW, Inc.                                                  162,200           8,028,900
                                                                               -------------
                                                                                 54,724,255
--------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.0%
     ---------------------------------------------------------------------------------------
     Dell Computer Corp.                                (5)     128,400           6,821,250
     ---------------------------------------------------------------------------------------
     Gateway 2000, Inc.                                 (5)      72,500           3,883,281
     ---------------------------------------------------------------------------------------
     Storage Technology Corp. (New)                     (5)     246,100          11,720,513
                                                                               -------------
                                                                                 22,425,044

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                               MARKET VALUE
                                                                  SHARES          (NOTE 1)
--------------------------------------------------------------------------------------------
ELECTRONICS - 0.9%
     ---------------------------------------------------------------------------------------
     Intel Corp.                                                  61,400        $  8,039,563
     ---------------------------------------------------------------------------------------
     Waters Corp.                                        (5)      57,500           1,746,563
                                                                               -------------
                                                                                   9,786,126
--------------------------------------------------------------------------------------------
UTILITIES - 6.3%
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.3%
     ---------------------------------------------------------------------------------------
     American Electric Power Co., Inc.                            94,700           3,894,538
     ---------------------------------------------------------------------------------------
     CalEnergy, Inc.                                     (5)     161,100           5,416,988
     ---------------------------------------------------------------------------------------
     Entergy Corp.                                               215,800           5,988,450
     ---------------------------------------------------------------------------------------
     FPL Group, Inc.                                             135,100           6,214,600
     ---------------------------------------------------------------------------------------
     Texas Utilities Co.                                         120,500           4,910,375
                                                                               -------------
                                                                                  26,424,951
--------------------------------------------------------------------------------------------
GAS UTILITIES - 3.4%
     ---------------------------------------------------------------------------------------
     Columbia Gas System, Inc.                                   284,300          18,088,588
     ---------------------------------------------------------------------------------------
     PanEnergy Corp.                                             338,200          15,219,000
     ---------------------------------------------------------------------------------------
     Questar Corp.                                               128,800           4,733,400
                                                                               -------------
                                                                                  38,040,988
--------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.6%
     ---------------------------------------------------------------------------------------
     GTE Corp.                                                   158,700           7,220,850

     Total Common Stocks (Cost $441,743,218)                                     516,305,228

     ---------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST $1,044,437,823)             100.0%      1,122,312,563
     ---------------------------------------------------------------------------------------
     LIABILITIES IN EXCESS OF OTHER ASSETS                          (0.0)          (236,895)
                                                                 -------       -------------
     NET ASSETS                                                    100.0%   $  1,122,075,668
                                                                 -------       -------------
                                                                 -------       -------------

     1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
     2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
     3. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $7,939,948 or 0.71% of the Fund's net assets, at December 31, 1996.
     4. Identifies issues considered to be illiquid. These securities amount to $2,820,675 or 0.25% of the Fund's net assets, at December 31, 1996.
     5. Non-income producing security.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                           PRINCIPAL         MARKET VALUE
                                                            AMOUNT             (NOTE 1)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 10.8%
-----------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.:
    5.38%, 1/10/97                                      $  10,000,000        $  9,986,550
    5.29%, 1/14/97                                         20,000,000          19,961,795
    5.33%, 1/7/97                                          10,000,000           9,991,117
    5.37%, 1/8/97                                          10,000,000           9,989,558
    5.70%, 1/2/97                                           3,000,000           2,999,458
    -------------------------------------------------------------------------------------
    Federal National Mortgage Assn., 5.40%, 1/13/97        10,000,000           9,982,000
                                                                              -----------
    Total U.S. Government Agencies (Cost $62,910,478)                          62,910,478

                                                        SHARES
-----------------------------------------------------------------------------------------
COMMON STOCKS - 90.3%
-----------------------------------------------------------------------------------------
BASIC MATERIALS - 2.9%
-----------------------------------------------------------------------------------------
CHEMICALS - 1.2%
    -------------------------------------------------------------------------------------
    Potash Corp. of Saskatchewan, Inc.                         81,500           6,927,500
-----------------------------------------------------------------------------------------
PAPER - 1.7%
    -------------------------------------------------------------------------------------
    Fort Howard Corp.                            (1)          357,500           9,898,281
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.2%
-----------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.6%
    -------------------------------------------------------------------------------------
    Crescent Real Estate Equities, Inc.                        65,300           3,444,575
-----------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.2%
    -------------------------------------------------------------------------------------
    AMR Corp.                                    (1)           77,300           6,812,062
    -------------------------------------------------------------------------------------
    Galoob Toys, Inc.                            (1)           39,700             555,800
    -------------------------------------------------------------------------------------
    Northwest Airlines Corp., Cl. A              (1)          136,700           5,348,387
                                                                              -----------
                                                                               12,716,249
-----------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.9%
    -------------------------------------------------------------------------------------
    Federated Department Stores, Inc.            (1)          251,100           8,568,787
    -------------------------------------------------------------------------------------
    Price/Costco, Inc.                           (1)          334,400           8,401,800
                                                                               16,970,587
-----------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 1.5%
    -------------------------------------------------------------------------------------
    Toys 'R' Us, Inc.                            (1)          294,500           8,835,000
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 12.3%
-----------------------------------------------------------------------------------------
BEVERAGES - 1.4%
    -------------------------------------------------------------------------------------
    Anheuser-Busch Cos., Inc.                                 208,000           8,320,000
-----------------------------------------------------------------------------------------
FOOD - 4.7%
    -------------------------------------------------------------------------------------
    American Stores Co.                                       243,800           9,965,325
    -------------------------------------------------------------------------------------
    Archer-Daniels-Midland Co.                                394,170           8,671,740
    -------------------------------------------------------------------------------------
    Kroger Co.                                   (1)          196,800           9,151,200
                                                                              -----------
                                                                               27,788,265
-----------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.0%
    -------------------------------------------------------------------------------------
    Bristol-Myers Squibb Co.                                   54,900           5,970,375
-----------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.1%
    -------------------------------------------------------------------------------------
    Columbia/HCA Healthcare Corp.                             154,950           6,314,212
    -------------------------------------------------------------------------------------
    OrNda Healthcorp                             (1)          287,800           8,418,150
    -------------------------------------------------------------------------------------
    WellPoint Health Networks, Inc.              (1)          104,900           3,605,937
                                                                              -----------
                                                                               18,338,299

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                             MARKET VALUE
                                                        SHARES                 (NOTE 1)
-----------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 2.1%
    -------------------------------------------------------------------------------------
    Premark International, Inc.                               397,600        $  8,846,600
    -------------------------------------------------------------------------------------
    Tupperware Corp.                                           64,100           3,437,362
                                                                              -----------
                                                                               12,283,962
-----------------------------------------------------------------------------------------
ENERGY - 6.5%
-----------------------------------------------------------------------------------------
    Amoco Corp.                                               108,100           8,702,050
    -------------------------------------------------------------------------------------
    Chevron Corp.                                             187,300          12,174,500
    -------------------------------------------------------------------------------------
    Exxon Corp.                                                88,700           8,692,600
    -------------------------------------------------------------------------------------
    Mobil Corp.                                                72,200           8,826,450
                                                                              -----------
                                                                               38,395,600
-----------------------------------------------------------------------------------------
FINANCIAL - 16.9%
-----------------------------------------------------------------------------------------
BANKS - 8.5%
    -------------------------------------------------------------------------------------
    Bank of Boston Corp.                                      168,100          10,800,425
    -------------------------------------------------------------------------------------
    BankAmerica Corp.                                         147,300          14,693,175
    -------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New)                                88,300           7,880,775
    -------------------------------------------------------------------------------------
    NationsBank Corp.                                          89,300           8,729,075
    -------------------------------------------------------------------------------------
    PNC Bank Corp.                                            208,200           7,833,525
                                                                              -----------
                                                                               49,936,975
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.4%
    -------------------------------------------------------------------------------------
    Salomon, Inc.                                             125,400           5,909,475
    -------------------------------------------------------------------------------------
    Travelers Group, Inc.                                     185,400           8,412,525
                                                                              -----------
                                                                               14,322,000
-----------------------------------------------------------------------------------------
INSURANCE - 6.0%
    -------------------------------------------------------------------------------------
    AFLAC, Inc.                                               196,800           8,413,200
    -------------------------------------------------------------------------------------
    Conseco, Inc.                                             106,200           6,770,250
    -------------------------------------------------------------------------------------
    General Re Corp.                                           55,200           8,707,800
    -------------------------------------------------------------------------------------
    Travelers/Aetna Property Casualty Corp., Cl. A            323,800          11,454,425
                                                                              -----------
                                                                               35,345,675
-----------------------------------------------------------------------------------------
INDUSTRIAL - 16.8%
-----------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
    -------------------------------------------------------------------------------------
    DT Industries, Inc.                                       146,800           5,138,000
-----------------------------------------------------------------------------------------
MANUFACTURING - 14.6%
    -------------------------------------------------------------------------------------
    AGCO Corp.                                                263,800           7,551,275
    -------------------------------------------------------------------------------------
    Case Corp.                                                181,600           9,897,200
    -------------------------------------------------------------------------------------
    Deere & Co.                                               231,700           9,412,812
    -------------------------------------------------------------------------------------
    General Signal Corp.                                      178,600           7,635,150
    -------------------------------------------------------------------------------------
    Ingersoll-Rand Co.                                        189,800           8,446,100
    -------------------------------------------------------------------------------------
    Mark IV Industries, Inc.                                  118,518           2,681,470
    -------------------------------------------------------------------------------------
    PACCAR, Inc.                                              115,900           7,881,200
    -------------------------------------------------------------------------------------
    Textron, Inc.                                             129,600          12,214,800
    -------------------------------------------------------------------------------------
    Tyco International Ltd.                                   157,100           8,306,663
    -------------------------------------------------------------------------------------
    U.S. Industries, Inc.                        (1)          336,200          11,556,875
                                                                              -----------
                                                                               85,583,545
-----------------------------------------------------------------------------------------
TRANSPORTATION - 1.3%
    -------------------------------------------------------------------------------------
    Union Pacific Corp.                                       127,500           7,665,938
-----------------------------------------------------------------------------------------
TECHNOLOGY - 15.5%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 9.3%
    -------------------------------------------------------------------------------------
    General Dynamics Corp.                                    114,700           8,086,350
    -------------------------------------------------------------------------------------
    Goodrich (B.F.) Co.                                       128,000           5,184,000

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            MARKET VALUE
                                                        SHARES                (NOTE 1)
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (CONTINUED)
    -------------------------------------------------------------------------------------
    Lockheed Martin Corp.                                     110,452       $  10,106,358
    -------------------------------------------------------------------------------------
    McDonnell Douglas Corp.                                   206,400          13,209,600
    -------------------------------------------------------------------------------------
    Rockwell International Corp.                              146,600           8,924,275
    -------------------------------------------------------------------------------------
    TRW, Inc.                                                 179,000           8,860,500
                                                                              -----------
                                                                               54,371,083
-----------------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.3%
    -------------------------------------------------------------------------------------
    Dell Computer Corp.                          (1)          134,200           7,129,375
    -------------------------------------------------------------------------------------
    Gateway 2000, Inc.                           (1)           81,900           4,386,769
    -------------------------------------------------------------------------------------
    Storage Technology Corp. (New)               (1)          286,100          13,625,513
                                                                              -----------
                                                                               25,141,657
-----------------------------------------------------------------------------------------
ELECTRONICS - 1.9%
    -------------------------------------------------------------------------------------
    Intel Corp.                                                65,800           8,615,688
    -------------------------------------------------------------------------------------
    Waters Corp.                                 (1)           73,500           2,232,563
                                                                              -----------
                                                                               10,848,251
-----------------------------------------------------------------------------------------
UTILITIES - 12.2%
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 4.9%
    -------------------------------------------------------------------------------------
    American Electric Power Co., Inc.                         113,800           4,680,025
    -------------------------------------------------------------------------------------
    CalEnergy, Inc.                              (1)          189,600           6,375,300
    -------------------------------------------------------------------------------------
    Entergy Corp.                                             221,300           6,141,075
    -------------------------------------------------------------------------------------
    FPL Group, Inc.                                           116,700           5,368,200
    -------------------------------------------------------------------------------------
    Texas Utilities Co.                                       149,400           6,088,050
                                                                              -----------
                                                                               28,652,650
-----------------------------------------------------------------------------------------
GAS UTILITIES - 6.1%
    -------------------------------------------------------------------------------------
    Columbia Gas System, Inc.                                 268,300          17,070,588
    -------------------------------------------------------------------------------------
    PanEnergy Corp.                                           303,100          13,639,500
    -------------------------------------------------------------------------------------
    Questar Corp.                                             137,700           5,060,475
                                                                              -----------
                                                                               35,770,563
-----------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.2%
    -------------------------------------------------------------------------------------
    GTE Corp.                                                 150,800           6,861,400
                                                                              -----------

    Total Common Stocks (Cost $415,283,467)                                   529,526,430

    -------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $478,193,945)            101.1%         592,436,908
    -------------------------------------------------------------------------------------
    LIABILITIES IN EXCESS OF OTHER ASSETS                        (1.1)         (6,214,630)
                                                          -----------         -----------
    NET ASSETS                                                 100.0%      $  586,222,278
                                                          -----------         -----------
                                                          -----------         -----------


1. Non-income producing security.


See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996


                                                                     PRINCIPAL           MARLET VALUE
                                                                     AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 29.4%
-----------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 17.2%
    -------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.:
    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates, 10.50%, 10/1/20                      $  225,812          $  250,015
    Mtg.-Backed Certificates, 6.11%, 7/31/98                          1,000,000           1,003,120
    Mtg.-Backed Certificates, 7.125%, 7/21/99                         1,000,000           1,024,395
    -------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn.:
    6.50%, 12/1/23                                                      818,040             784,787
    6.50%, 2/1/09                                                       212,612             210,193
    7.50%, 9/1/22                                                       708,355             712,209
                                                                                      ---------------
                                                                                          3,984,719
-----------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 12.2%
    -------------------------------------------------------------------------------------------------
    Government National Mortgage Assn., 7%,
    10/15/23-3/15/26                                                  2,895,662           2,843,038
                                                                                      ---------------
    Total Mortgage-Backed Obligations (Cost $6,932,430)                                   6,827,757
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 5.2%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, 5.84%, 9/8/97                             1,000,000           1,001,250
    -------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., 5.70%, 1/2/97                     200,000             199,964
                                                                                      ---------------

    Total U.S. Government Agencies (Cost $1,199,842)                                      1,201,214
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 56.7%
-----------------------------------------------------------------------------------------------------
AGENCY - 8.6%
-----------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, Medium-Term Nts., 6.37%,
    9/1/00                                                            1,000,000           1,003,120
    -------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, 5.725%, 6/15/98                           1,000,000             998,199
                                                                                      ---------------
                                                                                          2,001,319
-----------------------------------------------------------------------------------------------------
TREASURY - 48.1%
-----------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds:
    7.50%, 11/15/16                                                   2,175,000           2,354,440
    8.125%, 8/15/19                                                     500,000             577,969
    9.25%, 2/15/16                                                    1,200,000           1,522,876
    -------------------------------------------------------------------------------------------------
    U.S. Treasury Nts.:
    5.50%, 7/31/97                                                    1,350,000           1,348,735
    5.75%, 8/15/03                                                      500,000             485,156
    6.75%, 2/28/97                                                      875,000             876,641
    7.25%, 8/15/04                                                    2,700,000           2,843,440
    7.50%, 11/15/01                                                     405,000             426,516
    7.50%, 2/15/05                                                      500,000             535,000
    8.50%, 2/15/00                                                      200,000             213,625
                                                                                      ---------------
                                                                                         11,184,398
                                                                                      ---------------
    Total U.S. Government Obligations (Cost $13,038,629)                                 13,185,717

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                     PRINCIPAL           MARKET VALUE
                                                                     AMOUNT              (NOTE 1)
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 6.7%
-----------------------------------------------------------------------------------------------------
    Private Export Funding Corp.:
    6.90% Nts., 1/31/03                                              $  500,000          $  511,272
    7.30% Debs., 1/31/02                                              1,000,000           1,039,707
                                                                                      ---------------

    Total Corporate Bonds and Notes (Cost $1,627,081)                                     1,550,979

    -------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $22,797,982)                        98.0%          22,765,667
    -------------------------------------------------------------------------------------------------
    OTHER ASSETS NET OF LIABILITIES                                         2.0             469,911
                                                                      ---------       ---------------
    NET ASSETS                                                           100.0%       $  23,235,578
                                                                      ---------       ---------------
                                                                      ---------       ---------------


See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                                     MARKET VALUE
                                                                      SHARES         (NOTE 1)
-------------------------------------------------------------------------------------------------
COMMON STOCKS - 97.0%
-------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.8%
-------------------------------------------------------------------------------------------------
CHEMICALS - 1.8%
     --------------------------------------------------------------------------------------------
     Daicel Chemical Industries Ltd.                                     101,000      $  472,499
     --------------------------------------------------------------------------------------------
     Hoechst AG                                                           14,000         647,715
                                                                                      -----------
                                                                                       1,120,214
-------------------------------------------------------------------------------------------------
GOLD - 0.4%
     --------------------------------------------------------------------------------------------
     Normandy Mining Ltd.                                                171,130         236,502
-------------------------------------------------------------------------------------------------
METALS - 1.6%
     --------------------------------------------------------------------------------------------
     RTZ Corp. plc                                                        34,260         550,488
     --------------------------------------------------------------------------------------------
     Western Mining Corp. Holdings Ltd.                                   73,900         465,455
                                                                                      -----------
                                                                                       1,015,943
-------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 24.6%
-------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 6.3%
     --------------------------------------------------------------------------------------------
     Autoliv AB                                                           20,000         875,802
     --------------------------------------------------------------------------------------------
     Bridgestone Corp.                                                    22,000         416,990
     --------------------------------------------------------------------------------------------
     Cheung Kong (Holdings) Ltd.                                          80,000         711,054
     --------------------------------------------------------------------------------------------
     Groupe SEB SA                                                         4,000         782,498
     --------------------------------------------------------------------------------------------
     Honda Motor Co.                                                      25,000         712,932
     --------------------------------------------------------------------------------------------
     Rinnai Corp.                                                         22,000         441,630
                                                                                      -----------
                                                                                       3,940,906
-------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.5%
     --------------------------------------------------------------------------------------------
     CDL Hotels International Ltd.                                     1,540,000         880,996
     --------------------------------------------------------------------------------------------
     EMI Group plc                                                        29,000         685,419
     --------------------------------------------------------------------------------------------
     Granada Group plc                                                    43,000         635,677
                                                                                      -----------
                                                                                       2,202,092
-------------------------------------------------------------------------------------------------
MEDIA - 5.2%
     --------------------------------------------------------------------------------------------
     Benpres Holdings Corp., Sponsored GDR                  (1)           40,000         300,000
     --------------------------------------------------------------------------------------------
     Reed International plc                                               44,000         827,585
     --------------------------------------------------------------------------------------------
     Reuters Holdings plc                                                 60,000         772,392
     --------------------------------------------------------------------------------------------
     Television Broadcasts Ltd.                                          175,000         699,095
     --------------------------------------------------------------------------------------------
     Wolters Kluwer NV                                      (1)            5,000         663,396
                                                                                      -----------
                                                                                       3,262,468
-------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.4%
     --------------------------------------------------------------------------------------------
     Marks & Spencer plc                                                 100,000         842,796
     --------------------------------------------------------------------------------------------
     Zeneca Group plc                                                     23,000         648,114
                                                                                      -----------
                                                                                       1,490,910
-------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 7.2%
     --------------------------------------------------------------------------------------------
     adidas AG                                                             8,000         690,412
     --------------------------------------------------------------------------------------------
     Cifra SA de CV, Unsponsored ADR, B Shares              (1)          350,000         427,700
     --------------------------------------------------------------------------------------------
     Dickson Concepts International Ltd.                                 187,000         701,099
     --------------------------------------------------------------------------------------------
     Jusco Co.                                                            16,000         541,742
     --------------------------------------------------------------------------------------------
     Koninklijke Ahold NV                                                 11,000         686,810
     --------------------------------------------------------------------------------------------
     Next plc                                                             93,000         906,468
     --------------------------------------------------------------------------------------------
     Shimamura Co. Ltd.                                                   16,000         548,634
                                                                                      -----------
                                                                                       4,502,865

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                    MARKET VALUE
                                                                          SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 12.7%
------------------------------------------------------------------------------------------------
BEVERAGES - 1.3%
     -------------------------------------------------------------------------------------------
     Embotelladora Andina SA, Sponsored ADR                               12,400      $  378,200
     -------------------------------------------------------------------------------------------
     Quilmes Industrial Quinsa SA, Sponsored ADR                          50,000         456,250
                                                                                      ----------
                                                                                         834,450
------------------------------------------------------------------------------------------------
FOOD - 3.6%
     -------------------------------------------------------------------------------------------
     Carrefour Supermarche SA                                              1,200         779,266
     -------------------------------------------------------------------------------------------
     Danisco AS                                                           10,000         606,892
     -------------------------------------------------------------------------------------------
     William Morrison Supermarkets plc                                   306,000         862,273
                                                                                      ----------
                                                                                       2,248,431
------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 4.1%
     -------------------------------------------------------------------------------------------
     Astra AB Free, Series A                                              15,000         740,331
     -------------------------------------------------------------------------------------------
     Novartis AG                                            (1)              550         627,941
     -------------------------------------------------------------------------------------------
     Schering AG                                                           6,700         564,743
     -------------------------------------------------------------------------------------------
     Takeda Chemical Industries Ltd.                                      31,000         649,005
                                                                                      ----------
                                                                                       2,582,020
------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.0%
     -------------------------------------------------------------------------------------------
     Luxottica Group SpA, Sponsored ADR                                   12,000         624,000
     -------------------------------------------------------------------------------------------
     SmithKline Beecham plc                                               45,185         626,569
                                                                                      ----------
                                                                                       1,250,569
------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
     -------------------------------------------------------------------------------------------
     L'OREAL                                                               2,100         789,307
------------------------------------------------------------------------------------------------
TOBACCO - 0.4%
     -------------------------------------------------------------------------------------------
     PT Gudang Garam                                        (1)           64,000         276,317
------------------------------------------------------------------------------------------------
ENERGY - 1.5%
------------------------------------------------------------------------------------------------
     Total SA, B Shares                                                   11,157         905,653
------------------------------------------------------------------------------------------------
FINANCIAL - 14.2%
------------------------------------------------------------------------------------------------
BANKS - 4.3%
     -------------------------------------------------------------------------------------------
     Banco Popular Espanol SA                                              3,500         687,332
     -------------------------------------------------------------------------------------------
     HSBC Holdings plc                                                    30,000         641,888
     -------------------------------------------------------------------------------------------
     Malayan Banking Berhad                                               62,000         687,387
     -------------------------------------------------------------------------------------------
     Overseas Union Bank Ltd.                                             90,000         694,872
                                                                                      ----------
                                                                                       2,711,479
------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 8.8%
     -------------------------------------------------------------------------------------------
     First Pacific Co. Ltd.                                              422,000         548,300
     -------------------------------------------------------------------------------------------
     Haw Par Brothers International Ltd.                                 230,000         522,870
     -------------------------------------------------------------------------------------------
     ING Groep NV                                                         16,032         576,498
     -------------------------------------------------------------------------------------------
     Lend Lease Corp. Ltd.                                                45,000         872,092
     -------------------------------------------------------------------------------------------
     Nichiei Co. Ltd.                                                      9,000         659,860
     -------------------------------------------------------------------------------------------
     Perlis Plantations Berhad                                           175,000         543,950
     -------------------------------------------------------------------------------------------
     Southcorp Holdings Ltd.                                             200,000         635,404
     -------------------------------------------------------------------------------------------
     Swire Pacific Ltd., Cl. B                                           430,000         650,420
     -------------------------------------------------------------------------------------------
     United Industrial Corp. Ltd.                                        600,000         506,141
                                                                                      ----------
                                                                                       5,515,535
------------------------------------------------------------------------------------------------
INSURANCE - 1.1%
     -------------------------------------------------------------------------------------------
     Sumitomo Marine & Fire Insurance Co.                                110,000         682,347

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                    MARKET VALUE
                                                                          SHARES    (NOTE 1)
------------------------------------------------------------------------------------------------
INDUSTRIAL - 17.1%
------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.3%
     -------------------------------------------------------------------------------------------
     ABB AG                                                                  395      $  489,808
     -------------------------------------------------------------------------------------------
     Johnson Electric Holdings Ltd.                                      300,000         829,994
     -------------------------------------------------------------------------------------------
     Mabuchi Motor Co.                                                     2,800         140,639
                                                                                      ----------
                                                                                       1,460,441
------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.4%
     -------------------------------------------------------------------------------------------
     Hays plc                                                             78,000         750,911
     -------------------------------------------------------------------------------------------
     Kurita Water Industries Ltd.                                         29,000         584,647
     -------------------------------------------------------------------------------------------
     NGK Spark Plug Co.                                                   61,000         667,442
     -------------------------------------------------------------------------------------------
     SGS Societe Generale de Surveillance Holding SA, Series B               300         735,075
                                                                                      ----------
                                                                                       2,738,075
------------------------------------------------------------------------------------------------
MANUFACTURING - 9.2%
     -------------------------------------------------------------------------------------------
     Bic Corp.                                                             6,000         897,910
     -------------------------------------------------------------------------------------------
     Canon Sales Co., Inc.                                                24,200         537,917
     -------------------------------------------------------------------------------------------
     Hutchison Whampoa Ltd.                                               88,000         691,145
     -------------------------------------------------------------------------------------------
     Komatsu Ltd.                                                        101,000         826,656
     -------------------------------------------------------------------------------------------
     Mannesmann AG                                                         1,200         515,629
     -------------------------------------------------------------------------------------------
     NSK Ltd.                                                             61,000         368,933
     -------------------------------------------------------------------------------------------
     Shinmaywa Industries Ltd.                                            30,000         220,470
     -------------------------------------------------------------------------------------------
     Sidel SA                                                             10,000         686,705
     -------------------------------------------------------------------------------------------
     SMC Corp.                                                             8,400         563,763
     -------------------------------------------------------------------------------------------
     Sophus Berendsen AS, Series B                                         3,700         475,444
                                                                                      ----------
                                                                                       5,784,572
------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.2%
     -------------------------------------------------------------------------------------------
     Brambles Industries Ltd.                                             40,000         779,958
------------------------------------------------------------------------------------------------
TECHNOLOGY - 18.5%
------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 1.2%
     -------------------------------------------------------------------------------------------
     Canon, Inc.                                                          33,000         727,837
------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.4%
     -------------------------------------------------------------------------------------------
     SAP AG, Preference                                                    2,000         274,867
------------------------------------------------------------------------------------------------
ELECTRONICS - 10.6%
     -------------------------------------------------------------------------------------------
     Bowthorpe plc                                                       111,000         861,348
     -------------------------------------------------------------------------------------------
     Electrocomponents plc                                               114,000         900,250
     -------------------------------------------------------------------------------------------
     Getronics NV                                                         16,240         440,331
     -------------------------------------------------------------------------------------------
     Keyence Corp.                                                         4,300         529,766
     -------------------------------------------------------------------------------------------
     Kyocera Corp.                                                         9,000         559,835
     -------------------------------------------------------------------------------------------
     Matsushita Electric Industrial Co.                                   29,000         472,215
     -------------------------------------------------------------------------------------------
     Matsushita Electric Works Ltd.                                       40,000         343,586
     -------------------------------------------------------------------------------------------
     Nitto Denko Corp.                                                    52,000         761,609
     -------------------------------------------------------------------------------------------
     Samsung Electronics Co., Sponsored GDR                 (2)           18,000         332,100
     -------------------------------------------------------------------------------------------
     Sony Corp.                                                           13,000         850,090
     -------------------------------------------------------------------------------------------
     TDK Corp.                                                             9,000         585,423
                                                                                      ----------
                                                                                       6,636,553
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 6.3%
     -------------------------------------------------------------------------------------------
     British Sky Broadcasting Group plc                                   65,000         581,221
     -------------------------------------------------------------------------------------------
     L.M. Ericsson Telephone Co., Cl. B, ADR                              21,560         650,843
     -------------------------------------------------------------------------------------------
     Royal PTT Nederland NV                                               18,000         685,769
     -------------------------------------------------------------------------------------------
     Telecom Corp. of New Zealand Ltd.                                   110,000         561,131

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                    MARKET VALUE
                                                                          SHARES        (NOTE 1)
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
------------------------------------------------------------------------------------------------
     Telecom Italia Mobile SpA                                            67,000       $  95,620
------------------------------------------------------------------------------------------------
     Telecom Italia Mobile SpA                                           200,000         505,603
------------------------------------------------------------------------------------------------
     Vodafone Group plc                                                  197,000         831,842
                                                                                       ---------
                                                                                       3,912,029
------------------------------------------------------------------------------------------------
UTILITIES - 4.6%
------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
     -------------------------------------------------------------------------------------------
     Veba AG                                                              11,650         669,015
------------------------------------------------------------------------------------------------
GAS UTILITIES - 1.9%
     -------------------------------------------------------------------------------------------
     Hong Kong & China Gas Co. Ltd.                                      309,600         598,387
     -------------------------------------------------------------------------------------------
     RWE AG, Preference                                                   17,000         568,097
                                                                                      ----------
                                                                                       1,166,484
------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.6%
     -------------------------------------------------------------------------------------------
     DDI Corp.                                                                75         494,960
     -------------------------------------------------------------------------------------------
     Telefonica de Espana, ADS                                            21,800         506,176
                                                                                      ----------
                                                                                       1,001,136
                                                                                      ----------

     Total Common Stocks (Cost $52,385,155)                                           60,718,975

------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.0%
------------------------------------------------------------------------------------------------
     Renong Berhad, 4% Irredeemable Cv. Unsec. Loan
     Stocks (Cost $13,291)                                  (1)           33,200          13,934

                                                                         UNITS
------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.1%
------------------------------------------------------------------------------------------------
     Haw Par Brothers International Ltd. Wts., Exp. 7/01                  23,000          22,855
     -------------------------------------------------------------------------------------------
     Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                       25,800          14,343
     -------------------------------------------------------------------------------------------
     Renong Berhad Wts., Exp. 11/00                                       20,750          10,188
                                                                                       ---------
     Total Rights, Warrants and Certificates (Cost $19,448)                               47,386

                                                                        PRINCIPAL
                                                                         AMOUNT
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.9%
------------------------------------------------------------------------------------------------
     Repurchase agreement with State Street Bank and Trust
     Co., 4.50%, dated 12/31/96, to be repurchased at
     $1,802,451 on 1/2/97, collateralized by U.S. Treasury Bonds,
     11.25%, 2/15/15, with a value of $1,841,063 (Cost $1,802,000)  $  1,802,000       1,802,000

     -------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST $54,219,894)                        100.0%     62,582,295
     -------------------------------------------------------------------------------------------
     OTHER ASSETS NET OF LIABILITIES                                         0.0           3,166
                                                                     -----------      ----------
     NET ASSETS                                                            100.0%  $  62,585,461
                                                                     -----------      ----------
                                                                     -----------      ----------

     1. Non-income producing security.
     2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $332,100 or 0.53% of the Fund's net assets, at December 31, 1996.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

     Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

     COUNTRY                                 MARKET VALUE           PERCENT
     --------------------------------------------------------------------------
     Japan                                  $  14,361,429             23.0%
     Great Britain                             11,283,352             18.0
     Hong Kong                                  6,966,721             11.1
     France                                     4,841,340              7.7
     Germany                                    3,930,478              6.3
     The Netherlands                            3,052,803              4.9
     Australia                                  2,989,410              4.8
     Sweden                                     2,266,976              3.6
     Switzerland                                1,852,823              3.0
     United States                              1,802,000              2.9
     Singapore                                  1,746,738              2.8
     Malaysia                                   1,255,460              2.0
     Italy                                      1,225,223              2.0
     Spain                                      1,193,508              1.9
     Denmark                                    1,082,336              1.7
     New Zealand                                  561,131              0.9
     Luxembourg                                   456,250              0.7
     Mexico                                       427,700              0.7
     Chile                                        378,200              0.6
     Korea, Republic of (South)                   332,100              0.5
     Ecuador                                      300,000              0.5
     Indonesia                                    276,317              0.4
                                            -------------        ---------
     TOTAL                                  $  62,582,295            100.0%
                                            -------------        ---------
                                            -------------        ---------





See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1996


                                                                                PRINCIPAL        MARKET VALUE
                                                                                AMOUNT           (NOTE 1)
-------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 9.3%
-------------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.:
    Interest-Only Stripped Mtg.-Backed Security, Trust 1542,
    Cl. QC, 9.115%, 10/15/20                                         (1)       $  500,000          $  129,844
    Series 1843, Cl. VB, 7%, 4/15/03                                               75,000              75,328
    Series 1849, Cl. VA, 6%, 12/15/10                                             231,498             227,301
    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates:
    5.50%, 12/1/97                                                   (2)           41,693              41,277
    6%, 3/1/09                                                                    246,352             239,137
    Series 1574, Cl. PD, 5.55%, 3/15/13                                           125,000             124,296
    ---------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn.:
    6%, 12/1/03                                                                   227,365             223,093
    6.50%, 4/1/26                                                                 196,672             187,633
    7%, 4/1/00                                                                    139,665             140,334
    Medium-Term Nts., 6.56%, 11/13/01                                             125,000             124,534
    Series 1994-13, Cl. B, 6.50%, 2/25/09                                         150,000             143,577
    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
    Investment Conduit Pass-Through Certificates:
    Series 1993-181, Cl. C, 5.40%, 10/25/02                                       270,000             267,889
    Series 1993-190, Cl. Z, 5.85%, 7/25/08                                        168,416             165,647
    ---------------------------------------------------------------------------------------------------------
    GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
    7.30%, 3/25/12                                                                130,000             131,625
    ---------------------------------------------------------------------------------------------------------
    Olympic Automobile Receivables Trust, Series 1996-A,
    Cl. A4, 5.85%, 7/15/01                                                        125,000             124,258
                                                                                                  -----------
    Total Mortgage-Backed Obligations (Cost $2,340,098)                                             2,345,773

-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.4%
-------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds, 7.50%, 11/15/16                                        1,245,000           1,347,713
    ---------------------------------------------------------------------------------------------------------
    U.S. Treasury Nts.:
    5.125%, 4/30/98                                                               250,000             247,500
    6.50%, 8/15/05                                                                850,000             856,110
    6.75%, 6/30/99                                                              1,170,000           1,190,841
                                                                                                  -----------

    Total U.S. Government Obligations (Cost $3,560,031)                                             3,642,164

-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 45.7%
-------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 6.6%
-------------------------------------------------------------------------------------------------------------
CHEMICALS - 3.1%
    ---------------------------------------------------------------------------------------------------------
    Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                        125,000             126,344
    ---------------------------------------------------------------------------------------------------------
    Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                         140,000             149,588
    ---------------------------------------------------------------------------------------------------------
    ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                      (3)           42,000              43,995
    ---------------------------------------------------------------------------------------------------------
    Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                               100,000             100,441
    ---------------------------------------------------------------------------------------------------------
    Morton International, Inc., 9.25% Credit Sensitive Nts.,
    6/1/20                                                                         75,000              91,861
    ---------------------------------------------------------------------------------------------------------
    NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05        (4)          100,000              86,750
    ---------------------------------------------------------------------------------------------------------
    PPG Industries, Inc., 9% Debs., 5/1/21                                         75,000              89,502

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                PRINCIPAL        MARKET VALUE
                                                                                AMOUNT           (NOTE 1)
-------------------------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
    ---------------------------------------------------------------------------------------------------------
    Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                                $  75,000           $  83,625
                                                                                                  -----------
                                                                                                      772,106
-------------------------------------------------------------------------------------------------------------
CONTAINERS - 0.3%
    ---------------------------------------------------------------------------------------------------------
    Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                              75,000              78,187
-------------------------------------------------------------------------------------------------------------
METALS/MINING - 0.5%
    ---------------------------------------------------------------------------------------------------------
    Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                    125,000             135,846
-------------------------------------------------------------------------------------------------------------
PAPER - 2.7%
    ---------------------------------------------------------------------------------------------------------
    Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                       125,000             126,250
    ---------------------------------------------------------------------------------------------------------
    Fort Howard Corp.:
    9% Sr. Sub. Nts., 2/1/06                                                       75,000              76,406
    9.25% Sr. Nts., 3/15/01                                                        70,000              72,975
    ---------------------------------------------------------------------------------------------------------
    Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs.,
    5/15/05                                                                        75,000              83,062
    ---------------------------------------------------------------------------------------------------------
    Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97                   250,000             254,386
    ---------------------------------------------------------------------------------------------------------
    Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                 75,000              76,125
                                                                                                  -----------
                                                                                                      689,204
-------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 7.1%
-------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.8%
    ---------------------------------------------------------------------------------------------------------
    Black & Decker Corp., 6.625% Nts., 11/15/00                                   125,000             124,976
    ---------------------------------------------------------------------------------------------------------
    Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                250,000             251,875
    ---------------------------------------------------------------------------------------------------------
    Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                     75,000              77,104
                                                                                                  -----------
                                                                                                      453,955
-------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.8%
    ---------------------------------------------------------------------------------------------------------
    Dole Food Co., 6.75% Nts., 7/15/00                                            125,000             125,474
    ---------------------------------------------------------------------------------------------------------
    Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05                                 75,000              82,875
                                                                                                  -----------
                                                                                                      208,349
-------------------------------------------------------------------------------------------------------------
HEALTHCARE - 1.7%
    ---------------------------------------------------------------------------------------------------------
    Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                           145,000             146,580
    ---------------------------------------------------------------------------------------------------------
    Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                        75,000              81,375
    ---------------------------------------------------------------------------------------------------------
    Graphic Controls Corp., 12% Sr. Sub. Nts., Series A,
    9/15/05                                                                        75,000              83,437
    ---------------------------------------------------------------------------------------------------------
    Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts.,
    8/15/06                                                                        50,000              47,125
    ---------------------------------------------------------------------------------------------------------
    Regency Health Services, Inc., 9.875% Gtd. Sr. Sub. Nts.,
    10/15/02                                                                       75,000              75,937
                                                                                                  -----------
                                                                                                      434,454
-------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 2.3%
    ---------------------------------------------------------------------------------------------------------
    Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                  75,000              71,531
    ---------------------------------------------------------------------------------------------------------
    Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
    8/15/03                                                          (3)           75,000              74,437
    ---------------------------------------------------------------------------------------------------------
    Griffin Gaming & Entertainment, Inc., 11% Mtg. Debs.,
    9/15/03                                                                        75,000              79,687
    ---------------------------------------------------------------------------------------------------------
    Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
    Series B, 11/15/02                                                             75,000              99,375
    ---------------------------------------------------------------------------------------------------------
    Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                       75,000              79,125
    ---------------------------------------------------------------------------------------------------------
    Trump Atlantic City Associates/Trump Atlantic City Funding,
    Inc., 11.25% First Mtg. Nts., 5/1/06                                           50,000              49,750
    ---------------------------------------------------------------------------------------------------------
    Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                       75,000              66,937

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                PRINCIPAL          MARKET VALUE
                                                                                AMOUNT             (NOTE 1)
---------------------------------------------------------------------------------------------------------------
HOTEL/GAMING (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    Wyndham Hotel Corp., 10.50% Sr. Sub. Nts., 5/15/06                         $   50,000          $   53,250
                                                                                                    -----------
                                                                                                      574,092
---------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 0.5%
    -----------------------------------------------------------------------------------------------------------
    Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                     75,000              83,062
    -----------------------------------------------------------------------------------------------------------
    William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06               (3)           50,000              52,000
                                                                                                    -----------
                                                                                                      135,062
---------------------------------------------------------------------------------------------------------------
ENERGY - 3.3%
---------------------------------------------------------------------------------------------------------------
    Coastal Corp.:
    8.125% Sr. Nts., 9/15/02                                                       75,000              79,492
    8.75% Sr. Nts., 5/15/99                                                        50,000              52,437
    -----------------------------------------------------------------------------------------------------------
    Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                   70,000              73,412
    -----------------------------------------------------------------------------------------------------------
    Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03             (5)           83,476              71,395
    -----------------------------------------------------------------------------------------------------------
    Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                         75,000              75,841
    -----------------------------------------------------------------------------------------------------------
    Maxus Energy Corp., 9.375% Nts., 11/1/03                                       75,000              76,500
    -----------------------------------------------------------------------------------------------------------
    NorAm Energy Corp., 9.875% Nts., 4/15/97                                      250,000             252,749
    -----------------------------------------------------------------------------------------------------------
    Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                       75,000              78,962
    -----------------------------------------------------------------------------------------------------------
    Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec.
    Debs., 2/1/06                                                                  75,000              71,106
                                                                                                    -----------
                                                                                                      831,894
---------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 11.3%
---------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 3.5%
    -----------------------------------------------------------------------------------------------------------
    Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts., 3/1/99                      55,000              57,420
    -----------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                          50,000              50,304
    -----------------------------------------------------------------------------------------------------------
    Chevy Chase Bank FSB, 9.25% Sub. Debs., 12/1/08                                50,000              51,000
    -----------------------------------------------------------------------------------------------------------
    Citicorp, 5.625% Sr. Nts., 2/15/01                                             75,000              72,614
    -----------------------------------------------------------------------------------------------------------
    First Fidelity Bancorporation, 8.50% Sub. Capital Nts.,
    4/1/98                                                                         50,000              51,298
    -----------------------------------------------------------------------------------------------------------
    First Union Corp., 6.75% Sr. Nts., 1/15/98                                     50,000              50,400
    -----------------------------------------------------------------------------------------------------------
    Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                      125,000             140,008
    -----------------------------------------------------------------------------------------------------------
    Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                             125,000             125,039
    -----------------------------------------------------------------------------------------------------------
    Mellon Capital I, 7.72% Bonds, 12/1/26                                        100,000              97,270
    -----------------------------------------------------------------------------------------------------------
    Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                     175,000             175,909
                                                                                                    -----------
                                                                                                      871,262
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.2%
    -----------------------------------------------------------------------------------------------------------
    American General Finance Corp., 8.50% Sr. Nts., 8/15/98                        55,000              57,033
    -----------------------------------------------------------------------------------------------------------
    Associates Corp. of North America, 7.40% Medium-Term
    Nts., 7/7/99                                                                   55,000              56,469
    -----------------------------------------------------------------------------------------------------------
    Beneficial Corp., 9.125% Debs., 2/15/98                                       125,000             129,095
    -----------------------------------------------------------------------------------------------------------
    Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                           60,000              60,310
    -----------------------------------------------------------------------------------------------------------
    Capital One Funding Corp., 7.25% Nts., 12/1/03                                 50,000              49,500
    -----------------------------------------------------------------------------------------------------------
    Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
    Unsub. Nts., 1/26/01                                                           60,000              60,762
    -----------------------------------------------------------------------------------------------------------
    Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                             125,000             120,473
    -----------------------------------------------------------------------------------------------------------
    Countrywide Funding Corp.:
    6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                  75,000              73,416
    6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                55,000              54,664
    6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                                  55,000              55,272
    -----------------------------------------------------------------------------------------------------------
    Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                             125,000             125,702

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                PRINCIPAL          MARKET VALUE
                                                                                AMOUNT             (NOTE 1)
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
    -----------------------------------------------------------------------------------------------------------
    General Motors Acceptance Corp., 5.625% Nts., 2/15/01                      $  250,000          $  241,091
    -----------------------------------------------------------------------------------------------------------
    Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                         50,000              51,875
    -----------------------------------------------------------------------------------------------------------
    GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                  75,000              76,687
    -----------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                 125,000             124,449
    -----------------------------------------------------------------------------------------------------------
    Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                              50,000              50,286
    -----------------------------------------------------------------------------------------------------------
    Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                           50,000              51,686
    -----------------------------------------------------------------------------------------------------------
    Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
    3/1/99                                                                        130,000             135,622
                                                                                                    -----------
                                                                                                    1,574,392
---------------------------------------------------------------------------------------------------------------
INSURANCE - 1.6%
    -----------------------------------------------------------------------------------------------------------
    Cigna Corp., 7.90% Nts., 12/14/98                                             140,000             144,046
    -----------------------------------------------------------------------------------------------------------
    SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                        135,000             141,271
    -----------------------------------------------------------------------------------------------------------
    Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
    4/15/01                                                                       125,000             125,669
                                                                                                    -----------
                                                                                                      410,986
---------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.6%
---------------------------------------------------------------------------------------------------------------
    American Standard, Inc., 10.875% Sr. Nts., 5/15/99                            140,000             149,800
---------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.4%
---------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 1.0%
    -----------------------------------------------------------------------------------------------------------
    Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                   37,000              40,515
    -----------------------------------------------------------------------------------------------------------
    British Aerospace plc, 8% Debs., 5/27/97                                       55,000              55,447
    -----------------------------------------------------------------------------------------------------------
    Digital Equipment Corp., 7% Nts., 11/15/97                                    165,000             165,012
                                                                                                    -----------
                                                                                                      260,974
---------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.4%
    -----------------------------------------------------------------------------------------------------------
    Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                              75,000              74,250
    -----------------------------------------------------------------------------------------------------------
    Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                              35,000              36,269
                                                                                                    -----------
                                                                                                      110,519
---------------------------------------------------------------------------------------------------------------
MEDIA - 5.4%
---------------------------------------------------------------------------------------------------------------
BROADCASTING - 1.1%
    -----------------------------------------------------------------------------------------------------------
    Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                          75,000              76,125
    -----------------------------------------------------------------------------------------------------------
    New World Communications Group Holding Corp., Zero
    Coupon Sr. Disc. Nts., Series B, 11.022%, 6/15/99                (6)          150,000             125,625
    -----------------------------------------------------------------------------------------------------------
    Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                     75,000              76,781
                                                                                                    -----------
                                                                                                      278,531
---------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 1.6%
    -----------------------------------------------------------------------------------------------------------
    Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                 75,000              77,063
    -----------------------------------------------------------------------------------------------------------
    Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
    11/15/07                                                         (4)           75,000              53,813
    -----------------------------------------------------------------------------------------------------------
    International CableTel, Inc., 0%/11.50% Sr. Deferred
    Coupon Nts., Series B, 2/1/06                                    (4)          100,000              68,500
    -----------------------------------------------------------------------------------------------------------
    TeleWest plc:
    0%/11% Sr. Disc. Debs., 10/1/07                                  (4)           50,000              35,000
    9.625% Sr. Debs., 10/1/06                                                      50,000              51,500
    -----------------------------------------------------------------------------------------------------------
    United International Holdings, Inc., Zero Coupon Sr. Sec.
    Disc. Nts.:
    Series B, 14%, 11/15/99                                          (6)           50,000              35,750
    11.657%, 11/15/99                                                (6)          100,000              71,500
                                                                                                    -----------
                                                                                                      393,126

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                PRINCIPAL        MARKET VALUE
                                                                                AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.7%
    ----------------------------------------------------------------------------------------------------------
    MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06                     $  50,000        $     51,813
    ----------------------------------------------------------------------------------------------------------
    Time Warner, Inc., 7.45% Nts., 2/1/98                                         125,000             126,641
                                                                                                 -------------
                                                                                                      178,454
--------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM - 1.7%
    ----------------------------------------------------------------------------------------------------------
    American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                (2)           50,000              52,875
    ----------------------------------------------------------------------------------------------------------
    Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                     125,000             125,421
    ----------------------------------------------------------------------------------------------------------
    Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
    2/15/98                                                                        75,000              11,250
    ----------------------------------------------------------------------------------------------------------
    Stuart Entertainment, Inc., 12.50% Sr. Sub. Nts., 11/15/04       (3)           50,000              51,125
    ----------------------------------------------------------------------------------------------------------
    Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A,
    3/30/01                                                                       190,000             189,337
                                                                                                 -------------
                                                                                                      430,008
--------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.3%
    ----------------------------------------------------------------------------------------------------------
    Reed Publishing (USA), Inc., 7.24% Gtd. Medium-Term
    Nts., 2/10/97                                                                  65,000              65,094
--------------------------------------------------------------------------------------------------------------
OTHER - 0.3%
--------------------------------------------------------------------------------------------------------------
    USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06        (1)           70,000              69,038
--------------------------------------------------------------------------------------------------------------
RETAIL - 3.4%
--------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 2.3%
    ----------------------------------------------------------------------------------------------------------
    Dayton Hudson Co., 9.40% Debs., 2/15/01                                       140,000             153,198
    ----------------------------------------------------------------------------------------------------------
    Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                       50,000              54,306
    ----------------------------------------------------------------------------------------------------------
    Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                  100,000              99,018
    ----------------------------------------------------------------------------------------------------------
    Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                          255,000             266,397
                                                                                                 -------------
                                                                                                      572,919
--------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.2%
    ----------------------------------------------------------------------------------------------------------
    Hines Horticulture, Inc., 11.75% Gtd. Sr. Sub. Nts., Series B,
    10/15/05                                                                       50,000              53,500
--------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.9%
    ----------------------------------------------------------------------------------------------------------
    Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                       125,000             128,024
    ----------------------------------------------------------------------------------------------------------
    Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon Nts.,
    11/1/03                                                          (4)          150,000              97,875
                                                                                                 -------------
                                                                                                      225,899
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.9%
--------------------------------------------------------------------------------------------------------------
RAILROADS - 0.4%
    ----------------------------------------------------------------------------------------------------------
    Union Pacific Corp., 7% Nts., 6/15/00                                          95,000              96,420
--------------------------------------------------------------------------------------------------------------
SHIPPING - 0.5%
    ----------------------------------------------------------------------------------------------------------
    Federal Express Corp., 6.25% Nts., 4/15/98                                    135,000             135,098
--------------------------------------------------------------------------------------------------------------
UTILITIES - 5.4%
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.6%
    ----------------------------------------------------------------------------------------------------------
    Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                 125,000             127,920
    ----------------------------------------------------------------------------------------------------------
    El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                  65,000              65,406
    ----------------------------------------------------------------------------------------------------------
    Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                     200,000             199,914
                                                                                                 -------------
                                                                                                      393,240

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                PRINCIPAL        MARKET VALUE
                                                                                AMOUNT           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.8%
    ----------------------------------------------------------------------------------------------------------
    American Communications Services, Inc., 0%/13% Sr. Disc. Nts.,
    11/1/05                                                          (4)           50,000           $  29,750
    ----------------------------------------------------------------------------------------------------------
    Arch Communications Group, Inc., 0%/10.875% Sr. Disc. Nts.,
    3/15/08                                                          (4)          100,000              57,625
    ----------------------------------------------------------------------------------------------------------
    Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts.,
    11/1/06                                                          (3)(4)        75,000              48,188
    ----------------------------------------------------------------------------------------------------------
    Continental Cablevision, Inc., 10.625% Sr. Sub. Nts.,
    6/15/02                                                                       150,000             160,863
    ----------------------------------------------------------------------------------------------------------
    GTE Corp., 8.85% Debs., 3/1/98                                                 55,000              56,663
    ----------------------------------------------------------------------------------------------------------
    MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                            125,000             127,338
    ----------------------------------------------------------------------------------------------------------
    Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                75,000              64,125
    ----------------------------------------------------------------------------------------------------------
    MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
    1/15/04                                                          (4)          100,000              87,500
    ----------------------------------------------------------------------------------------------------------
    Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                       (3)           50,000              52,250
    ----------------------------------------------------------------------------------------------------------
    PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts.,
    10/1/03                                                          (4)          100,000              86,000
    ----------------------------------------------------------------------------------------------------------
    Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
    Nts., 8/15/06                                                                  50,000              54,375
    ----------------------------------------------------------------------------------------------------------
    Teleport Communications Group, Inc.:
    0%/11.125% Sr. Disc. Nts., 7/1/07                                (4)           50,000              34,500
    9.875% Sr. Nts., 7/1/06                                                        50,000              53,750
    ----------------------------------------------------------------------------------------------------------
    Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07             (3)           50,000              52,438
                                                                                                 -------------
                                                                                                      965,365
                                                                                                 -------------

    Total Corporate Bonds and Notes (Cost $11,505,462)                                             11,547,774

                                                                                SHARES
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 21.7%
--------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 1.6%
--------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.9%
    ----------------------------------------------------------------------------------------------------------
    Dexter Corp.                                                                    3,500             111,562
    ----------------------------------------------------------------------------------------------------------
    IMC Global, Inc.                                                                2,834             110,880
    ----------------------------------------------------------------------------------------------------------
    Millennium Chemicals, Inc.                                       (7)              478               8,484
                                                                                                 -------------
                                                                                                      230,926
--------------------------------------------------------------------------------------------------------------
STEEL - 0.7%
    ----------------------------------------------------------------------------------------------------------
    Carpenter Technology Corp.                                                      2,800             102,550
    ----------------------------------------------------------------------------------------------------------
    UNR Industries, Inc.                                                           12,000              72,000
                                                                                                 -------------
                                                                                                      174,550
--------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 1.5%
--------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.5%
    ----------------------------------------------------------------------------------------------------------
    Anheuser-Busch Cos., Inc.                                                       2,600             104,000
    ----------------------------------------------------------------------------------------------------------
    Imperial Tobacco Group plc, ADR                                  (7)            1,675              21,613
                                                                                                 -------------
                                                                                                      125,613
--------------------------------------------------------------------------------------------------------------
HEALTHCARE - 0.8%
    ----------------------------------------------------------------------------------------------------------
    Bristol-Myers Squibb Co.                                                        1,000             108,750

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
    ----------------------------------------------------------------------------------------------------------
    Glaxo Wellcome plc, Sponsored ADR                                               3,100           $  98,425
                                                                                                    ---------
                                                                                                      207,175
--------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.2%
    ----------------------------------------------------------------------------------------------------------
    Piccadilly Cafeterias, Inc.                                                     6,300              58,275
--------------------------------------------------------------------------------------------------------------
ENERGY - 2.6%
--------------------------------------------------------------------------------------------------------------
    Amoco Corp.                                                                     1,200              96,600
    ----------------------------------------------------------------------------------------------------------
    Atlantic Richfield Co.                                                          1,100             145,750
    ----------------------------------------------------------------------------------------------------------
    Chevron Corp.                                                                   2,200             143,000
    ----------------------------------------------------------------------------------------------------------
    Exxon Corp.                                                                     1,400             137,200
    ----------------------------------------------------------------------------------------------------------
    Mobil Corp.                                                                     1,100             134,475
                                                                                                    ---------
                                                                                                      657,025
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.8%
--------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 2.3%
    ----------------------------------------------------------------------------------------------------------
    Bank of Boston Corp.                                                            2,300             147,775
    ----------------------------------------------------------------------------------------------------------
    BankAmerica Corp.                                                               1,700             169,575
    ----------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New)                                                       700              62,475
    ----------------------------------------------------------------------------------------------------------
    NationsBank Corp.                                                                 700              68,425
    ----------------------------------------------------------------------------------------------------------
    PNC Bank Corp.                                                                  3,700             139,212
                                                                                                    ---------
                                                                                                      587,462
--------------------------------------------------------------------------------------------------------------
INSURANCE - 0.5%
    ----------------------------------------------------------------------------------------------------------
    Hartford Steam Boiler Inspection & Insurance Co.                                2,500             115,937
--------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 2.1%
--------------------------------------------------------------------------------------------------------------
    Camden Property Trust                                                           4,300             123,087
    ----------------------------------------------------------------------------------------------------------
    Capstone Capital Corp.                                                          4,900             109,638
    ----------------------------------------------------------------------------------------------------------
    Crescent Real Estate Equities, Inc.                                             1,600              84,400
    ----------------------------------------------------------------------------------------------------------
    Health & Retirement Property Trust                                              5,700             110,438
    ----------------------------------------------------------------------------------------------------------
    Meditrust Corp.                                                                 2,800             112,000
                                                                                                    ---------
                                                                                                      539,563
--------------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.9%
--------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 2.3%
    ----------------------------------------------------------------------------------------------------------
    General Dynamics Corp.                                                          2,500             176,250
    ----------------------------------------------------------------------------------------------------------
    Goodrich (B.F.) Co.                                                             2,800             113,400
    ----------------------------------------------------------------------------------------------------------
    Lockheed Martin Corp.                                                           1,100             100,650
    ----------------------------------------------------------------------------------------------------------
    Rockwell International Corp.                                                    1,700             103,488
    ----------------------------------------------------------------------------------------------------------
    TRW, Inc.                                                                       1,800              89,100
                                                                                                    ---------
                                                                                                      582,888
--------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 0.6%
    ----------------------------------------------------------------------------------------------------------
    PACCAR, Inc.                                                                    2,100             142,800
--------------------------------------------------------------------------------------------------------------
OTHER - 0.2%
--------------------------------------------------------------------------------------------------------------
    Hanson plc, ADR                                                                 6,700              45,225
--------------------------------------------------------------------------------------------------------------
RETAIL - 0.8%
--------------------------------------------------------------------------------------------------------------
    Brown Group, Inc.                                                               5,700             104,738
    ----------------------------------------------------------------------------------------------------------
    New England Business Service, Inc.                                              4,200              90,300
                                                                                                    ---------
                                                                                                      195,038

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
UTILITIES - 7.2%
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 5.8%
    ----------------------------------------------------------------------------------------------------------
    American Electric Power Co., Inc.                                               2,400           $  98,700
    ----------------------------------------------------------------------------------------------------------
    El Paso Natural Gas Co.                                                         3,400             171,700
    ----------------------------------------------------------------------------------------------------------
    Entergy Corp.                                                                   4,200             116,550
    ----------------------------------------------------------------------------------------------------------
    FPL Group, Inc.                                                                 3,100             142,600
    ----------------------------------------------------------------------------------------------------------
    Illinova Corp.                                                                  3,400              93,500
    ----------------------------------------------------------------------------------------------------------
    Kansas City Power & Light Co.                                                   4,500             128,250
    ----------------------------------------------------------------------------------------------------------
    National Fuel Gas Co.                                                           3,300             136,125
    ----------------------------------------------------------------------------------------------------------
    PanEnergy Corp.                                                                 5,600             252,000
    ----------------------------------------------------------------------------------------------------------
    Questar Corp.                                                                   3,900             143,325
    ----------------------------------------------------------------------------------------------------------
    Texas Utilities Co.                                                             2,000              81,500
    ----------------------------------------------------------------------------------------------------------
    Western Resources, Inc.                                                         3,500             108,063
                                                                                                    ---------
                                                                                                    1,472,313
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
    ----------------------------------------------------------------------------------------------------------
    Ameritech Corp.                                                                 2,000             121,250
    ----------------------------------------------------------------------------------------------------------
    GTE Corp.                                                                       2,500             113,750
    ----------------------------------------------------------------------------------------------------------
    NYNEX Corp.                                                                     2,300             110,688
                                                                                                    ---------
                                                                                                      345,688
                                                                                                    ---------
    Total Common Stocks (Cost $4,629,600)                                                           5,480,478
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
--------------------------------------------------------------------------------------------------------------
    Case Corp., $4.50 Cum. Cv., Series A, Non-vtg.                                  1,100             147,125
    ----------------------------------------------------------------------------------------------------------
    K-III Communications Corp., 10% Exchangeable Preferred
    Stock, Series D                                                  (2)              500              49,125
                                                                                                    ---------
    Total Preferred Stocks (Cost $155,325)                                                            196,250

                                                                                UNITS
--------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
--------------------------------------------------------------------------------------------------------------
    In-Flight Phone Corp. Wts., Exp. 8/02 (Cost $0)                                    75                  --

                                                                                PRINCIPAL        MARKET VALUE
                                                                                 AMOUNT            (NOTE 1)
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 6.6%
--------------------------------------------------------------------------------------------------------------
    Repurchase agreement with State Street Bank and Trust
    Co., 4.50%, dated 12/31/96, to be repurchased at
    $1,678,420 on 1/2/97, collateralized by U.S. Treasury
    Bonds, 7.50%-8.875%, 11/15/16-2/15/19, with a value of
    $1,541,543 and U.S. Treasury Nts., 6.50%, 5/15/97, with a
    value of $197,372 (Cost $1,678,000)                                      $  1,678,000           1,678,000

    ----------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $23,868,516)                                     98.5%       24,890,439
    ----------------------------------------------------------------------------------------------------------
    OTHER ASSETS NET OF LIABILITIES                                                     1.5           383,660
                                                                             --------------     -------------
    NET ASSETS                                                                        100.0%    $  25,274,099
                                                                             --------------     -------------
                                                                             --------------     -------------

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

    1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlyingpool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

    2. Identifies issues considered to be illiquid. These securities amount to $212,315 or 0.84% of the Fund's net assets at December 31, 1996.

    3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $374,433 or 1.48% of the Fund's net assets, at December 31, 1996.

    4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

    5.  Interest or dividend is paid in kind.

    6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

    7.  Non-income producing security.









See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1996


                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 4.0%
    Federal Home Loan Mortgage Corp.:
    Series 1843, Cl. VB, 7%, 4/15/03                                                 $  50,000           $  50,218
    Series 1849, Cl. VA, 6%, 12/15/10                                                  157,418             154,565
    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates:
    5.50%, 6/1/98                                                    (1)                17,019              16,850
    6%, 3/1/09                                                                         192,603             186,962
    Series 1574, Cl. PD, 5.55%, 3/15/13                                                100,000              99,437
    Interest-Only Stripped Mtg.-Backed Security, Trust 1542:
    Cl. QC, 9.115%, 10/15/20                                         (2)               500,000             129,844
    Cl. QC, 9.115%, 10/15/20                                         (2)               400,000             103,875
    ---------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn.:
    6%, 12/1/03                                                                        162,403             159,352
    6.50%, 4/1/26                                                                      147,504             140,725
    7%, 4/1/00                                                                         186,220             187,112
    Medium-Term Nts., 6.56%, 11/13/01                                                  225,000             224,161
    Series 1994-13, Cl. B, 6.50%, 2/25/09                                              100,000              95,718
    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
    Investment Conduit Pass-Through Certificates:
    Series 1993-181, Cl. C, 5.40%, 10/25/02                                            200,000             198,436
    Series 1993-190, Cl. Z, 5.85%, 7/25/08                                             120,242             118,265
    ---------------------------------------------------------------------------------------------------------------
    GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
    7.30%, 3/25/12                                                                     100,000             101,250
    ---------------------------------------------------------------------------------------------------------------
    Olympic Automobile Receivables Trust, Series 1996-A,
    Cl. A4, 5.85%, 7/15/01                                                              90,000              89,466
                                                                                                         ----------
    Total Mortgage-Backed Obligations (Cost $2,053,755)                              2,056,236
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 6.2%
-------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Bonds, 7.50%, 11/15/16                                             1,055,000           1,142,038
    ---------------------------------------------------------------------------------------------------------------
    U.S. Treasury Nts.:
    5.125%, 4/30/98                                                                    550,000             544,501
    6.50%, 8/15/05                                                                     550,000             553,953
    6.75%, 6/30/99                                                                     695,000             707,380
    7.25%, 8/15/04                                                                     195,000             205,360
                                                                                                         ----------
    Total U.S. Government Obligations (Cost $3,090,811)                                                  3,153,232

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 24.1%
-------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.5%
-------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.6%
    ---------------------------------------------------------------------------------------------------------------
    Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                              85,000              85,914
    ---------------------------------------------------------------------------------------------------------------
    Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                              100,000             106,848
    ---------------------------------------------------------------------------------------------------------------
    ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                      (3)                64,000              67,040
    ---------------------------------------------------------------------------------------------------------------
    Lyondell Petrochemical Co., 8.25% Nts., 3/15/97                                     70,000              70,309
-------------------------------------------------------------------------------------------------------------------
    Morton International, Inc., 9.25% Credit Sensitive Nts.,
    6/1/20                                                                              50,000              61,240

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
    ---------------------------------------------------------------------------------------------------------------
    NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05        (4)            $  175,000          $  151,812
    ---------------------------------------------------------------------------------------------------------------
    PPG Industries, Inc., 9% Debs., 5/1/21                                              50,000              59,668
    ---------------------------------------------------------------------------------------------------------------
    Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                                       125,000             139,375
    ---------------------------------------------------------------------------------------------------------------
    Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
    8/15/08                                                          (4)               150,000              88,500
                                                                                                         ----------
                                                                                                           830,706
-------------------------------------------------------------------------------------------------------------------
METALS - 0.5%
    Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                         100,000             108,677
    ---------------------------------------------------------------------------------------------------------------
    WCI Steel, Inc., 10% Sr. Nts., 12/1/04                           (3)               125,000             128,125
                                                                                                         ----------
                                                                                                           236,802
-------------------------------------------------------------------------------------------------------------------
PAPER - 1.4%
    ---------------------------------------------------------------------------------------------------------------
    Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                             85,000              85,850
    ---------------------------------------------------------------------------------------------------------------
    Fort Howard Corp.:
    9% Sr. Sub. Nts., 2/1/06                                                           125,000             127,344
    9.25% Sr. Nts., 3/15/01                                                             50,000              52,125
    ---------------------------------------------------------------------------------------------------------------
    Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs.,
    5/15/05                                                                            125,000             138,437
    ---------------------------------------------------------------------------------------------------------------
    Georgia-Pacific Corp., 9.85% Credit Sensitive Nts.,
    6/15/97                                                                            170,000             172,983
    ---------------------------------------------------------------------------------------------------------------
    Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                     125,000             126,875
                                                                                                         ----------
                                                                                                           703,614
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.7%
-------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.2%
    ---------------------------------------------------------------------------------------------------------------
    Black & Decker Corp., 6.625% Nts., 11/15/00                                         85,000              84,984
-------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.2%
    ---------------------------------------------------------------------------------------------------------------
    American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                (1)               100,000             105,750
    ---------------------------------------------------------------------------------------------------------------
    Argosy Gaming Co., 13.25% First Mtg. Nts., 6/1/04                                   50,000              46,625
    ---------------------------------------------------------------------------------------------------------------
    Blockbuster Entertainment Corp., 6.625% Sr. Nts.,
    2/15/98                                                                             85,000              85,286
    ---------------------------------------------------------------------------------------------------------------
    Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                      125,000             119,219
    ---------------------------------------------------------------------------------------------------------------
    Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
    8/15/03                                                          (3)               200,000             198,500
    ---------------------------------------------------------------------------------------------------------------
    Griffin Gaming & Entertainment, Inc., 11% Mtg. Debs.,
    9/15/03                                                                            125,000             132,812
    ---------------------------------------------------------------------------------------------------------------
    Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
    2/15/98                                                                            125,000              18,750
    ---------------------------------------------------------------------------------------------------------------
    Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
    Series B, 11/15/02                                                                 125,000             165,625
    ---------------------------------------------------------------------------------------------------------------
    Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                           125,000             131,875
    ---------------------------------------------------------------------------------------------------------------
    Showboat, Inc., 9.25% First Mtg. Bonds, 5/1/08                                     100,000              98,500
    ---------------------------------------------------------------------------------------------------------------
    Stuart Entertainment, Inc., 12.50% Sr. Sub. Nts., 11/15/04       (3)               100,000             102,250
    ---------------------------------------------------------------------------------------------------------------
    Trump Atlantic City Associates/Trump Atlantic City
    Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                       75,000              74,625
    ---------------------------------------------------------------------------------------------------------------
    Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                           125,000             111,562
    ---------------------------------------------------------------------------------------------------------------
    Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A,
    3/30/01                                                                            130,000             129,546
    ---------------------------------------------------------------------------------------------------------------
    Wyndham Hotel Corp., 10.50% Sr. Sub. Nts., 5/15/06                                 100,000             106,500
                                                                                                         ----------
                                                                                                         1,627,425

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                     PRINCIPAL        MARKET VALUE
                                                                                     AMOUNT           (NOTE 1)
------------------------------------------------------------------------------------------------------------------
MEDIA - 2.7%
    --------------------------------------------------------------------------------------------------------------
    Cablevision Systems Corp., 9.875% Sr. Sub. Nts., 5/15/06                         $  50,000           $  51,562
    --------------------------------------------------------------------------------------------------------------
    Century Communications Corp., 9.75% Sr. Nts., 2/15/02                              100,000             103,500
    --------------------------------------------------------------------------------------------------------------
    Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                     125,000             128,437
    --------------------------------------------------------------------------------------------------------------
    Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
    11/15/07                                                         (4)               125,000              89,687
    --------------------------------------------------------------------------------------------------------------
    EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
    Disc. Nts., 3/15/04                                              (4)               100,000              77,000
    --------------------------------------------------------------------------------------------------------------
    International CableTel, Inc., 0%/11.50% Sr. Deferred
    Coupon Nts., Series B, 2/1/06                                    (4)               200,000             137,000
    --------------------------------------------------------------------------------------------------------------
    MDC Communications Corp., 10.50% Sr. Sub. Nts.,
    12/1/06                                                                            125,000             129,531
    --------------------------------------------------------------------------------------------------------------
    New World Communications Group Holding Corp., Zero
    Coupon Sr. Disc. Nts., Series B, 11.022%, 6/15/99                (5)               250,000             209,375
    --------------------------------------------------------------------------------------------------------------
    Reed Publishing (USA), Inc., 7.24% Gtd. Medium-Term
    Nts., 2/10/97                                                                       45,000              45,065
    --------------------------------------------------------------------------------------------------------------
    Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                         125,000             127,969
    --------------------------------------------------------------------------------------------------------------
    TeleWest plc:
    0%/11% Sr. Disc. Debs., 10/1/07                                  (4)                75,000              52,500
    9.625% Sr. Debs., 10/1/06                                                           75,000              77,250
    --------------------------------------------------------------------------------------------------------------
    Time Warner, Inc., 7.45% Nts., 2/1/98                                               85,000              86,116
    --------------------------------------------------------------------------------------------------------------
    United International Holdings, Inc., Zero Coupon Sr. Sec.
    Disc. Nts., 12.915%, 11/15/99                                    (5)               100,000              71,500
                                                                                                     -------------
                                                                                                         1,386,492
------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.3%
    --------------------------------------------------------------------------------------------------------------
    Dayton Hudson Co., 9.40% Debs., 2/15/01                                            100,000             109,427
    --------------------------------------------------------------------------------------------------------------
    Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                            35,000              38,014
    --------------------------------------------------------------------------------------------------------------
    Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                        90,000              89,116
    --------------------------------------------------------------------------------------------------------------
    Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                               175,000             182,821
    --------------------------------------------------------------------------------------------------------------
    Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                         125,000             138,437
    --------------------------------------------------------------------------------------------------------------
    William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06               (3)               125,000             130,000
                                                                                                         ---------
                                                                                                           687,815
------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Hines Horticulture, Inc., 11.75% Gtd. Sr. Sub. Nts., Series B,
    10/15/05                                                                           125,000             133,750
------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.8%
------------------------------------------------------------------------------------------------------------------
FOOD - 1.2%
    --------------------------------------------------------------------------------------------------------------
    Dole Food Co., 6.75% Nts., 7/15/00                                                  95,000              95,360
    --------------------------------------------------------------------------------------------------------------
    Fresh Del Monte Produce NV, 10% Sr. Nts., Series B,
    5/1/03                                                                             125,000             119,375
    --------------------------------------------------------------------------------------------------------------
    Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                             85,000              87,056
    --------------------------------------------------------------------------------------------------------------
    Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
    Nts., 11/1/03                                                    (4)               250,000             163,125
    --------------------------------------------------------------------------------------------------------------
    Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05                                     125,000             138,125
                                                                                                     -------------
                                                                                                           603,041
------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.2%
    --------------------------------------------------------------------------------------------------------------
    Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                100,000             101,089
    --------------------------------------------------------------------------------------------------------------
    Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                            125,000             135,625


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                      PRINCIPAL       MARKET VALUE
                                                                                      AMOUNT          (NOTE 1)
------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Graphic Controls Corp., 12% Sr. Sub. Nts., Series A,
    9/15/05                                                                         $  125,000          $  139,062
    --------------------------------------------------------------------------------------------------------------
    Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts.,
    8/15/06                                                                            100,000              94,250
    --------------------------------------------------------------------------------------------------------------
    Regency Health Services, Inc., 9.875% Gtd. Sr. Sub. Nts.,
    10/15/02                                                                           125,000             126,562
                                                                                                     -------------
                                                                                                           596,588
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
    Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                     170,000             171,275
    --------------------------------------------------------------------------------------------------------------
    Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                          50,000              51,403
                                                                                                     -------------
                                                                                                           222,678
------------------------------------------------------------------------------------------------------------------
ENERGY - 1.4%
------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.3%
    Coastal Corp.:
    8.125% Sr. Nts., 9/15/02                                                            50,000              52,995
    8.75% Sr. Nts., 5/15/99                                                             35,000              36,706
    --------------------------------------------------------------------------------------------------------------
    Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                        55,000              57,681
    --------------------------------------------------------------------------------------------------------------
    Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03             (6)               139,128             118,993
    --------------------------------------------------------------------------------------------------------------
    Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                              50,000              50,561
    --------------------------------------------------------------------------------------------------------------
    Maxus Energy Corp., 9.375% Nts., 11/1/03                                           125,000             127,500
    NorAm Energy Corp., 9.875% Nts., 4/15/97                                           170,000             171,870
    --------------------------------------------------------------------------------------------------------------
    Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec.
    Debs., 2/1/06                                                                       50,000              47,404
                                                                                                     -------------
                                                                                                           663,710
------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.1%
    Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                            50,000              52,641
    --------------------------------------------------------------------------------------------------------------
FINANCIAL - 4.2%
BANKS - 1.3%
    --------------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New), 6.625% Sr. Nts., 1/15/98                               35,000              35,213
    --------------------------------------------------------------------------------------------------------------
    Chevy Chase Bank FSB, 9.25% Sub. Debs., 12/1/08                                    125,000             127,500
    --------------------------------------------------------------------------------------------------------------
    Citicorp, 5.625% Sr. Nts., 2/15/01                                                  50,000              48,410
    --------------------------------------------------------------------------------------------------------------
    First Fidelity Bancorporation, 8.50% Sub. Capital Nts.,
    4/1/98                                                                              35,000              35,909
    --------------------------------------------------------------------------------------------------------------
    First Union Corp., 6.75% Sr. Nts., 1/15/98                                          35,000              35,280
    --------------------------------------------------------------------------------------------------------------
    Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                            85,000              95,205
    --------------------------------------------------------------------------------------------------------------
    Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                   85,000              85,027
    --------------------------------------------------------------------------------------------------------------
    Mellon Capital I, 7.72% Bonds, 12/1/26                                              75,000              72,952
    --------------------------------------------------------------------------------------------------------------
    Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                          115,000             115,598
                                                                                                     -------------
                                                                                                           651,094
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.3%
    American General Finance Corp., 8.50% Sr. Nts., 8/15/98                             40,000              41,478
    --------------------------------------------------------------------------------------------------------------
    Associates Corp. of North America, 7.40% Medium-Term
    Nts., 7/7/99                                                                        40,000              41,068
    --------------------------------------------------------------------------------------------------------------
    Beneficial Corp., 9.125% Debs., 2/15/98                                             85,000              87,785
    --------------------------------------------------------------------------------------------------------------
    Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                45,000              45,232
    --------------------------------------------------------------------------------------------------------------
    Capital One Funding Corp., 7.25% Nts., 12/1/03                                      40,000              39,600
    --------------------------------------------------------------------------------------------------------------
    Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
    Unsub. Nts., 1/26/01                                                                40,000              40,508

                                   32

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT            (NOTE 1)
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                $  85,000           $  81,922
    --------------------------------------------------------------------------------------------------------------
    Countrywide Funding Corp.:
    6.05% Gtd. Medium-Term Nts., Series D, 3/1/01                                       50,000              48,944
    6.085% Gtd. Medium-Term Nts., Series B, 7/14/99                                     40,000              39,756
    6.57% Gtd. Medium-Term Nts., Series A, 8/4/97                                       40,000              40,198
    --------------------------------------------------------------------------------------------------------------
    Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                                   85,000              85,478
    --------------------------------------------------------------------------------------------------------------
    General Motors Acceptance Corp., 5.625% Nts., 2/15/01                              175,000             168,764
    --------------------------------------------------------------------------------------------------------------
    Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                              35,000              36,313
    --------------------------------------------------------------------------------------------------------------
    GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                      125,000             127,813
    --------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                       85,000              84,625
    --------------------------------------------------------------------------------------------------------------
    Norwest Financial, Inc., 6.50% Sr. Nts., 11/15/97                                   35,000              35,200
    --------------------------------------------------------------------------------------------------------------
    Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                35,000              36,180
    --------------------------------------------------------------------------------------------------------------
    Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D,
    3/1/99                                                                             100,000             104,325
                                                                                                         ---------
                                                                                                         1,185,189
------------------------------------------------------------------------------------------------------------------
INSURANCE - 0.6%
    --------------------------------------------------------------------------------------------------------------
    Cigna Corp., 7.90% Nts., 12/14/98                                                  100,000             102,890
    --------------------------------------------------------------------------------------------------------------
    SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                             110,000             115,110
    --------------------------------------------------------------------------------------------------------------
    Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
    4/15/01                                                                             85,000              85,455
                                                                                                         ---------
                                                                                                           303,455
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 1.2%
    --------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.5%
    --------------------------------------------------------------------------------------------------------------
    American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                 100,000             107,000
    --------------------------------------------------------------------------------------------------------------
    Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                                  125,000             130,313
                                                                                                         ---------
                                                                                                           237,313
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.1%
    --------------------------------------------------------------------------------------------------------------
    USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06        (1)                70,000              69,038
------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                                  125,000             123,750
    --------------------------------------------------------------------------------------------------------------
    Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                                   25,000              25,906
                                                                                                         ---------
                                                                                                           149,656
------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Federal Express Corp., 6.25% Nts., 4/15/98                                          90,000              90,065
    --------------------------------------------------------------------------------------------------------------
    Union Pacific Corp., 7% Nts., 6/15/00                                               85,000              86,270
                                                                                                         ---------
                                                                                                           176,335
------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 2.6%
------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
    --------------------------------------------------------------------------------------------------------------
    British Aerospace plc, 8% Debs., 5/27/97                                            40,000              40,325
------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Digital Equipment Corp., 7% Nts., 11/15/97                                         115,000             115,008
------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.1%
    --------------------------------------------------------------------------------------------------------------
    Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                        62,000              67,890
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.2%
    --------------------------------------------------------------------------------------------------------------
    American Communications Services, Inc., 0%/13% Sr. Disc. Nts.,
    11/1/05                                                          (4)               100,000              59,500
    --------------------------------------------------------------------------------------------------------------
    Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
    Nts., 3/15/08                                                    (4)               150,000              86,438


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)



                                                                                     PRINCIPAL        MARKET VALUE
                                                                                        AMOUNT            (NOTE 1)
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts.,
    11/1/06                                                          (3)(4)         $  125,000           $  80,313
    --------------------------------------------------------------------------------------------------------------
    Continental Cablevision, Inc., 10.625% Sr. Sub. Nts.,
    6/15/02                                                                            100,000             107,242
    --------------------------------------------------------------------------------------------------------------
    MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                                  85,000              86,590
    --------------------------------------------------------------------------------------------------------------
    Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                    125,000             106,875
    --------------------------------------------------------------------------------------------------------------
    MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
    1/15/04                                                          (4)               175,000             153,125
    --------------------------------------------------------------------------------------------------------------
    Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                       (3)               125,000             130,625
    --------------------------------------------------------------------------------------------------------------
    PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts.,
    10/1/03                                                          (4)               175,000             150,500
    --------------------------------------------------------------------------------------------------------------
    Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
    Nts., 8/15/06                                                                      100,000             108,750
    --------------------------------------------------------------------------------------------------------------
    Teleport Communications Group, Inc.:
    0%/11.125% Sr. Disc. Nts., 7/1/07                                (4)                50,000              34,500
    9.875% Sr. Nts., 7/1/06                                                             50,000              53,750
                                                                                                         ---------
                                                                                                         1,158,208
------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.7%
------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
    --------------------------------------------------------------------------------------------------------------
    Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                       85,000              86,985
    --------------------------------------------------------------------------------------------------------------
    El Paso Electric Co., 7.25% First Mtg. Nts., Series A,
    2/1/99                                                                              40,000              40,250
                                                                                                         ---------
                                                                                                           127,235
    --------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.3%
    --------------------------------------------------------------------------------------------------------------
    Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                          170,000             169,927
------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
    --------------------------------------------------------------------------------------------------------------
    GTE Corp., 8.85% Debs., 3/1/98                                                      40,000              41,209
    --------------------------------------------------------------------------------------------------------------
    Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07             (3)                50,000              52,438
                                                                                                         ---------
                                                                                                            93,647
                                                                                                         ---------

    Total Non-Convertible Corporate Bonds and Notes (Cost $12,238,856)                                  12,374,566

------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.1%
------------------------------------------------------------------------------------------------------------------
    Barnett Banks, Inc., 8.50% Sub. Exchangeable Nts.,
    3/1/99 (Cost $37,251)                                                               35,000              36,540

                                                                                        SHARES
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 52.7%
------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.8%
------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.9%
    --------------------------------------------------------------------------------------------------------------
    Daicel Chemical Industries Ltd.                                                     10,000              46,782
    --------------------------------------------------------------------------------------------------------------
    Dexter Corp.                                                                         3,600             114,750
    --------------------------------------------------------------------------------------------------------------
    Hoechst AG                                                                           1,500              69,398
    --------------------------------------------------------------------------------------------------------------
    IMC Global, Inc.                                                                     2,834             110,880
    --------------------------------------------------------------------------------------------------------------
    Millennium Chemicals, Inc.                                       (7)                   478               8,484
    --------------------------------------------------------------------------------------------------------------
    Potash Corp. of Saskatchewan, Inc.                                                   1,100              93,500
                                                                                                         ---------
                                                                                                           443,794


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                 MARKET VALUE
                                                                                SHARES           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
METALS - 0.7%
    ----------------------------------------------------------------------------------------------------------
    Carpenter Technology Corp.                                                           2,800   $  102,550
    ----------------------------------------------------------------------------------------------------------
    RMI Titanium Co.                                                 (7)                 2,600       73,125
    ----------------------------------------------------------------------------------------------------------
    RTZ Corp. plc                                                                        4,000       64,272
    ----------------------------------------------------------------------------------------------------------
    UNR Industries, Inc.                                                                12,000       72,000
    ----------------------------------------------------------------------------------------------------------
    Western Mining Corp. Holdings Ltd.                                                   7,000       44,089
                                                                                                --------------
                                                                                                    356,036
--------------------------------------------------------------------------------------------------------------
PAPER - 0.2%
    ----------------------------------------------------------------------------------------------------------
    Fort Howard Corp.                                                (7)                 4,200      116,287
--------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.6%
--------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.2%
    ----------------------------------------------------------------------------------------------------------
    Autoliv AB                                                                           2,000       87,580
    ----------------------------------------------------------------------------------------------------------
    Bridgestone Corp.                                                                    3,000       56,862
    ----------------------------------------------------------------------------------------------------------
    Camden Property Trust                                                                4,300      123,087
    ----------------------------------------------------------------------------------------------------------
    Capstone Capital Corp.                                                               4,900      109,637
    ----------------------------------------------------------------------------------------------------------
    Cheung Kong (Holdings) Ltd.                                                          8,000       71,105
    ----------------------------------------------------------------------------------------------------------
    Crescent Real Estate Equities, Inc.                                                  2,600      137,150
    ----------------------------------------------------------------------------------------------------------
    Groupe SEB SA                                                                          400       78,250
    ----------------------------------------------------------------------------------------------------------
    Health & Retirement Property Trust                                                   5,700      110,437
    ----------------------------------------------------------------------------------------------------------
    Honda Motor Co.                                                                      3,000       85,552
    ----------------------------------------------------------------------------------------------------------
    Meditrust Corp.                                                                      2,800      112,000
    ----------------------------------------------------------------------------------------------------------
    Miller Industries, Inc.                                          (7)                 3,300       66,000
    ----------------------------------------------------------------------------------------------------------
    Rinnai Corp.                                                                         4,000       80,296
                                                                                                --------------
                                                                                                  1,117,956
--------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.5%
    ----------------------------------------------------------------------------------------------------------
    AMR Corp.                                                        (7)                 1,200      105,750
    ----------------------------------------------------------------------------------------------------------
    Atlas Air, Inc.                                                  (7)                 4,100      195,775
    ----------------------------------------------------------------------------------------------------------
    CDL Hotels International Ltd.                                                      164,000       93,820
    ----------------------------------------------------------------------------------------------------------
    Dover Downs Entertainment, Inc.                                  (7)                 3,400       60,775
    ----------------------------------------------------------------------------------------------------------
    Einstein/Noah Bagel Corp.                                        (7)                 2,500       74,375
    ----------------------------------------------------------------------------------------------------------
    EMI Group plc                                                                        2,500       59,088
    ----------------------------------------------------------------------------------------------------------
    Galoob Toys, Inc.                                                (7)                   500        7,000
    ----------------------------------------------------------------------------------------------------------
    Granada Group plc                                                                    5,000       73,916
    ----------------------------------------------------------------------------------------------------------
    Landry's Seafood Restaurants, Inc.                               (7)                 2,600       55,575
    ----------------------------------------------------------------------------------------------------------
    Northwest Airlines Corp., Cl. A                                  (7)                 1,500       58,687
    ----------------------------------------------------------------------------------------------------------
    Papa John's International, Inc.                                  (7)                 2,175       73,406
    ----------------------------------------------------------------------------------------------------------
    Piccadilly Cafeterias, Inc.                                                          6,300       58,275
    ----------------------------------------------------------------------------------------------------------
    Regal Cinemas, Inc.                                              (7)                 4,550      139,912
    ----------------------------------------------------------------------------------------------------------
    VideoServer, Inc.                                                (7)                 2,500      106,250
    ----------------------------------------------------------------------------------------------------------
    Wyndham Hotel Corp.                                              (7)                 4,400      108,350
                                                                                                --------------
                                                                                                  1,270,954
--------------------------------------------------------------------------------------------------------------
MEDIA - 0.9%
    ----------------------------------------------------------------------------------------------------------
    Benpres Holdings Corp., Sponsored GDR                            (7)                 5,000       37,500
    ----------------------------------------------------------------------------------------------------------
    Emmis Broadcasting Corp., Cl. A                                  (7)                 2,000       65,500
    ----------------------------------------------------------------------------------------------------------
    Heftel Broadcasting Corp., A Shares                              (7)                 2,000       63,000
    ----------------------------------------------------------------------------------------------------------
    Reed International plc                                                               3,500       65,831
    ----------------------------------------------------------------------------------------------------------
    Reuters Holdings plc                                                                 5,000       64,366
    ----------------------------------------------------------------------------------------------------------
    Television Broadcasts Ltd.                                                          21,000       83,891

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                 MARKET VALUE
                                                                                SHARES           (NOTE 1)
--------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
    ----------------------------------------------------------------------------------------------------------
    Wolters Kluwer NV                                                (7)                   600   $  79,607
                                                                                                --------------
                                                                                                   459,695
--------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 1.7%
    ----------------------------------------------------------------------------------------------------------
    Dollar Tree Stores, Inc.                                         (7)                 2,200      84,150
    ----------------------------------------------------------------------------------------------------------
    Federated Department Stores, Inc.                                (7)                 3,300     112,612
    ----------------------------------------------------------------------------------------------------------
    Marks & Spencer plc                                                                  8,000      67,424
    ----------------------------------------------------------------------------------------------------------
    Nautica Enterprises, Inc.                                        (7)                 4,500     113,625
    ----------------------------------------------------------------------------------------------------------
    North Face, Inc. (The)                                           (7)                 3,300      63,525
    ----------------------------------------------------------------------------------------------------------
    Price/Costco, Inc.                                               (7)                 4,100     103,012
    ----------------------------------------------------------------------------------------------------------
    St. John Knits, Inc.                                                                 2,700     117,450
    ----------------------------------------------------------------------------------------------------------
    Wolverine World Wide, Inc.                                                           3,900     113,100
    ----------------------------------------------------------------------------------------------------------
    Zeneca Group plc                                                                     4,000     112,715
                                                                                                --------------
                                                                                                   887,613
--------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.3%
    ----------------------------------------------------------------------------------------------------------
    adidas AG                                                                              600      51,781
    ----------------------------------------------------------------------------------------------------------
    Brown Group, Inc.                                                                    6,200     113,925
    ----------------------------------------------------------------------------------------------------------
    CDW Computer Centers, Inc.                                       (7)                 2,400     142,350
    ----------------------------------------------------------------------------------------------------------
    Cifra SA de CV, Unsponsored ADR, B Shares                        (7)                36,000      43,992
    ----------------------------------------------------------------------------------------------------------
    Dickson Concepts International Ltd.                                                 22,000      82,482
    ----------------------------------------------------------------------------------------------------------
    Finish Line, Inc., Cl. A                                         (7)                 5,700     120,412
    ----------------------------------------------------------------------------------------------------------
    Jusco Co.                                                                            2,000      67,718
    ----------------------------------------------------------------------------------------------------------
    Koninklijke Ahold NV                                                                 1,733     108,204
    ----------------------------------------------------------------------------------------------------------
    New England Business Service, Inc.                                                   4,200      90,300
    ----------------------------------------------------------------------------------------------------------
    Next plc                                                                             7,000      68,229
    ----------------------------------------------------------------------------------------------------------
    Shimamura Co. Ltd.                                                                   2,000      68,579
    ----------------------------------------------------------------------------------------------------------
    Toys 'R' Us, Inc.                                                (7)                 3,900     117,000
    ----------------------------------------------------------------------------------------------------------
    U.S. Office Products Co.                                         (7)                 3,500     119,437
                                                                                                --------------
                                                                                                 1,194,409
--------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.6%
--------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.7%
    ----------------------------------------------------------------------------------------------------------
    Anheuser-Busch Cos., Inc.                                                            5,400     216,000
    ----------------------------------------------------------------------------------------------------------
    Embotelladora Andina SA, Sponsored ADR                                               2,450      74,725
    ----------------------------------------------------------------------------------------------------------
    Quilmes Industrial Quinsa SA, Sponsored ADR                                          7,500      68,437
                                                                                                --------------
                                                                                                   359,162
--------------------------------------------------------------------------------------------------------------
EDUCATION - 0.3%
    ----------------------------------------------------------------------------------------------------------
    ITT Educational Services, Inc.                                   (7)                 3,400      78,625
    ----------------------------------------------------------------------------------------------------------
    Learning Tree International, Inc.                                (7)                 2,850      84,075
                                                                                                --------------
                                                                                                   162,700
--------------------------------------------------------------------------------------------------------------
FOOD - 1.2%
    ----------------------------------------------------------------------------------------------------------
    American Stores Co.                                                                  2,800     114,450
    ----------------------------------------------------------------------------------------------------------
    Archer-Daniels-Midland Co.                                                           4,620     101,640
    ----------------------------------------------------------------------------------------------------------
    Carrefour Supermarche SA                                                               172     111,695
    ----------------------------------------------------------------------------------------------------------
    Danisco AS                                                                           1,300      78,896
    ----------------------------------------------------------------------------------------------------------
    Kroger Co.                                                       (7)                 2,400     111,600
    ----------------------------------------------------------------------------------------------------------
    William Morrison Supermarkets plc                                                   33,000      92,990
                                                                                                --------------
                                                                                                   611,271
--------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.1%
    ----------------------------------------------------------------------------------------------------------
    Astra AB Free, Series A                                                              1,500      74,033

                                                 36

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)



                                                                                                      MARKET VALUE
                                                                                        SHARES            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS (CONTINUED)
    ---------------------------------------------------------------------------------------------------------------
    Bristol-Myers Squibb Co.                                                             1,600          $  174,000
    ---------------------------------------------------------------------------------------------------------------
    Clintrials Research, Inc.                                        (7)                 4,150              94,412
    ---------------------------------------------------------------------------------------------------------------
    Dura Pharmaceuticals, Inc.                                       (7)                 3,200             152,800
    ---------------------------------------------------------------------------------------------------------------
    Glaxo Wellcome plc, Sponsored ADR                                                    3,200             101,600
    ---------------------------------------------------------------------------------------------------------------
    Jones Medical Industries, Inc.                                                       3,150             115,369
    ---------------------------------------------------------------------------------------------------------------
    Medicis Pharmaceutical Corp., Cl. A                              (7)                 1,700              74,800
    ---------------------------------------------------------------------------------------------------------------
    Novartis AG                                                      (7)                   100             114,171
    ---------------------------------------------------------------------------------------------------------------
    Schering AG                                                                          1,000              84,290
    ---------------------------------------------------------------------------------------------------------------
    Takeda Chemical Industries Ltd.                                                      5,000             104,678
                                                                                                         ----------
                                                                                                          1,090,153
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.3%
    ---------------------------------------------------------------------------------------------------------------
    CNS, Inc.                                                        (7)                 3,200              46,000
    ---------------------------------------------------------------------------------------------------------------
    Columbia/HCA Healthcare Corp.                                                        2,250              91,687
    ---------------------------------------------------------------------------------------------------------------
    Compdent Corp.                                                   (7)                 1,800              63,450
    ---------------------------------------------------------------------------------------------------------------
    Luxottica Group SpA, Sponsored ADR                                                   1,200              62,400
    ---------------------------------------------------------------------------------------------------------------
    National Surgery Centers, Inc.                                   (7)                 2,700             102,600
    ---------------------------------------------------------------------------------------------------------------
    OrNda Healthcorp                                                 (7)                 3,400              99,450
    ---------------------------------------------------------------------------------------------------------------
    Pediatrix Medical Group, Inc.                                    (7)                 2,800             103,250
    ---------------------------------------------------------------------------------------------------------------
    Physician Sales & Service, Inc.                                  (7)                 4,500              64,688
    ---------------------------------------------------------------------------------------------------------------
    Renal Treatment Centers, Inc.                                    (7)                 3,800              96,900
    ---------------------------------------------------------------------------------------------------------------
    Rural/Metro Corp.                                                (7)                 3,100             111,600
    ---------------------------------------------------------------------------------------------------------------
    SmithKline Beecham plc                                                              13,296             184,372
    ---------------------------------------------------------------------------------------------------------------
    Total Renal Care Holdings, Inc.                                  (7)                 2,600              94,250
    ---------------------------------------------------------------------------------------------------------------
    WellPoint Health Networks, Inc.                                  (7)                 1,300              44,688
                                                                                                         ----------
                                                                                                         1,165,335
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.8%
    ---------------------------------------------------------------------------------------------------------------
    Blyth Industries, Inc.                                           (7)                 2,800             127,750
    ---------------------------------------------------------------------------------------------------------------
    L'OREAL                                                                                250              93,965
    ---------------------------------------------------------------------------------------------------------------
    Premark International, Inc.                                                          4,600             102,350
    ---------------------------------------------------------------------------------------------------------------
    Tupperware Corp.                                                                     1,200              64,350
                                                                                                         ----------
                                                                                                           388,415
-------------------------------------------------------------------------------------------------------------------
TOBACCO - 0.2%
    ---------------------------------------------------------------------------------------------------------------
    Imperial Tobacco Group plc, ADR                                  (7)                 1,675              21,613
    ---------------------------------------------------------------------------------------------------------------
    PT Gudang Garam                                                  (7)                17,000              73,397
                                                                                                         ----------
                                                                                                            95,010
-------------------------------------------------------------------------------------------------------------------
ENERGY - 2.4%
    ---------------------------------------------------------------------------------------------------------------
    Amoco Corp.                                                                          2,700             217,350
    ---------------------------------------------------------------------------------------------------------------
    Atlantic Richfield Co.                                                               1,100             145,750
    ---------------------------------------------------------------------------------------------------------------
    Chevron Corp.                                                                        4,600             299,000
    ---------------------------------------------------------------------------------------------------------------
    Exxon Corp.                                                                          2,600             254,800
    ---------------------------------------------------------------------------------------------------------------
    Mobil Corp.                                                                          2,000             244,500
    ---------------------------------------------------------------------------------------------------------------
    Total SA, B Shares                                                                   1,000              81,174
                                                                                                         ----------
                                                                                                         1,242,574
-------------------------------------------------------------------------------------------------------------------
FINANCIAL - 6.2%
-------------------------------------------------------------------------------------------------------------------
BANKS - 2.8%
    ---------------------------------------------------------------------------------------------------------------
    Banco Popular Espanol SA                                                               400              78,552
    ---------------------------------------------------------------------------------------------------------------
    Bank of Boston Corp.                                                                 4,600             295,550
    ---------------------------------------------------------------------------------------------------------------
    BankAmerica Corp.                                                                    3,400             339,150


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)



                                                                                                      MARKET VALUE
                                                                                        SHARES            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
BANKS (CONTINUED)
    ---------------------------------------------------------------------------------------------------------------
    Chase Manhattan Corp. (New)                                                          1,900          $  169,575
    ---------------------------------------------------------------------------------------------------------------
    HSBC Holdings plc                                                                    4,000              85,585
    ---------------------------------------------------------------------------------------------------------------
    Malayan Banking Berhad                                                               6,000              66,521
    ---------------------------------------------------------------------------------------------------------------
    NationsBank Corp.                                                                    1,800             175,950
    ---------------------------------------------------------------------------------------------------------------
    PNC Bank Corp.                                                                       6,300             237,038
                                                                                                         ----------
                                                                                                          1,447,921
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.1%
    ---------------------------------------------------------------------------------------------------------------
    Amresco, Inc.                                                    (7)                 4,200             112,350
    ---------------------------------------------------------------------------------------------------------------
    First Pacific Co. Ltd.                                                              42,000              54,570
    ---------------------------------------------------------------------------------------------------------------
    Haw Par Brothers International Ltd.                                                 25,000              56,834
    ---------------------------------------------------------------------------------------------------------------
    ING Groep NV                                                                         2,500              89,898
    ---------------------------------------------------------------------------------------------------------------
    Lend Lease Corp. Ltd.                                                                3,500              67,829
    ---------------------------------------------------------------------------------------------------------------
    Nichiei Co. Ltd.                                                                     1,000              73,318
    ---------------------------------------------------------------------------------------------------------------
    Oxford Resources Corp., Cl. A                                    (7)                 2,900              89,538
    ---------------------------------------------------------------------------------------------------------------
    Perlis Plantations Berhad                                                           17,500              54,395
    ---------------------------------------------------------------------------------------------------------------
    Salomon, Inc.                                                                        1,800              84,825
    ---------------------------------------------------------------------------------------------------------------
    Sirrom Capital Corp.                                                                 2,700              99,225
    ---------------------------------------------------------------------------------------------------------------
    Southcorp Holdings Ltd.                                                             24,000              76,248
    ---------------------------------------------------------------------------------------------------------------
    Swire Pacific Ltd., Cl. B                                                           46,000              69,580
    ---------------------------------------------------------------------------------------------------------------
    Travelers Group, Inc.                                                                2,500             113,438
    ---------------------------------------------------------------------------------------------------------------
    United Industrial Corp. Ltd.                                                        70,000              59,050
                                                                                                         ----------
                                                                                                         1,101,098
-------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.3%
    ---------------------------------------------------------------------------------------------------------------
    AFLAC, Inc.                                                                          2,800             119,700
    ---------------------------------------------------------------------------------------------------------------
    Conseco, Inc.                                                                        1,400              89,250
    ---------------------------------------------------------------------------------------------------------------
    General Re Corp.                                                                       800             126,200
    ---------------------------------------------------------------------------------------------------------------
    Hartford Steam Boiler Inspection & Insurance Co.                                     2,500             115,938
    ---------------------------------------------------------------------------------------------------------------
    Sumitomo Marine & Fire Insurance Co.                                                11,000              68,235
    ---------------------------------------------------------------------------------------------------------------
    Travelers/Aetna Property Casualty Corp., Cl. A                                       3,700             130,888
                                                                                                         ----------
                                                                                                           650,211
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 7.1%
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
    ---------------------------------------------------------------------------------------------------------------
    ABB AG                                                                                  65              80,601
    ---------------------------------------------------------------------------------------------------------------
    Johnson Electric Holdings Ltd.                                                      27,000              74,699
    ---------------------------------------------------------------------------------------------------------------
    Mabuchi Motor Co.                                                                      800              40,183
                                                                                                         ----------
                                                                                                           195,483
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.5%
    ---------------------------------------------------------------------------------------------------------------
    Computer Horizons Corp.                                          (7)                 3,100             119,350
    ---------------------------------------------------------------------------------------------------------------
    Corestaff, Inc.                                                  (7)                 4,650             110,147
    ---------------------------------------------------------------------------------------------------------------
    Corrections Corp. of America                                     (7)                 4,400             134,750
    ---------------------------------------------------------------------------------------------------------------
    DT Industries, Inc.                                                                  1,900              66,500
    ---------------------------------------------------------------------------------------------------------------
    Hays plc                                                                             9,000              86,644
    ---------------------------------------------------------------------------------------------------------------
    Kurita Water Industries Ltd.                                                         3,000              60,481
    ---------------------------------------------------------------------------------------------------------------
    NGK Spark Plug Co.                                                                   5,000              54,708
    ---------------------------------------------------------------------------------------------------------------
    NOVA Corp.                                                       (7)                 2,800              61,950
    ---------------------------------------------------------------------------------------------------------------
    Precision Response Corp.                                         (7)                 1,700              59,713
    ---------------------------------------------------------------------------------------------------------------
    SGS Societe Generale de Surveillance Holding SA,
    Series B                                                                                30              73,507


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                      MARKET VALUE
                                                                                        SHARES            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES (CONTINUED)
    ---------------------------------------------------------------------------------------------------------------
    SITEL Corp.                                                      (7)                 5,600         $    79,800
    ---------------------------------------------------------------------------------------------------------------
    Tetra Tech, Inc.                                                 (7)                 3,875              76,531
    ---------------------------------------------------------------------------------------------------------------
    Transaction Systems Architects, Inc., Cl. A                      (7)                 3,400             113,050
    ---------------------------------------------------------------------------------------------------------------
    United Waste Systems, Inc.                                       (7)                 5,600             192,500
                                                                                                       ------------
                                                                                                         1,289,631
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 3.8%
    ---------------------------------------------------------------------------------------------------------------
    AGCO Corp.                                                                           3,200              91,600
    ---------------------------------------------------------------------------------------------------------------
    Bic Corp.                                                                              500              74,826
    ---------------------------------------------------------------------------------------------------------------
    Canon Sales Co., Inc.                                                                3,300              73,352
    ---------------------------------------------------------------------------------------------------------------
    Case Corp.                                                                           2,000             109,000
    ---------------------------------------------------------------------------------------------------------------
    Chicago Miniature Lamp, Inc.                                     (7)                 2,650             109,975
    ---------------------------------------------------------------------------------------------------------------
    Deere & Co.                                                                          2,500             101,563
    ---------------------------------------------------------------------------------------------------------------
    General Signal Corp.                                                                 2,300              98,325
    ---------------------------------------------------------------------------------------------------------------
    Hanson plc, ADR                                                                      6,700              45,225
    ---------------------------------------------------------------------------------------------------------------
    Hutchison Whampoa Ltd.                                                              10,000              78,539
    ---------------------------------------------------------------------------------------------------------------
    Ingersoll-Rand Co.                                                                   2,200              97,900
    ---------------------------------------------------------------------------------------------------------------
    Komatsu Ltd.                                                                         6,000              49,108
    ---------------------------------------------------------------------------------------------------------------
    Mannesmann AG                                                                          195              83,790
    ---------------------------------------------------------------------------------------------------------------
    Mark IV Industries, Inc.                                                             1,995              45,137
    ---------------------------------------------------------------------------------------------------------------
    Mitsubishi Heavy Industries Ltd.                                                     6,000              47,558
    ---------------------------------------------------------------------------------------------------------------
    NSK Ltd.                                                                             3,000              18,144
    ---------------------------------------------------------------------------------------------------------------
    PACCAR, Inc.                                                                         3,700             251,600
    ---------------------------------------------------------------------------------------------------------------
    Shinmaywa Industries Ltd.                                                            2,000              14,698
    ---------------------------------------------------------------------------------------------------------------
    Sidel SA                                                                             1,200              82,405
    ---------------------------------------------------------------------------------------------------------------
    SMC Corp.                                                                              100               6,711
    ---------------------------------------------------------------------------------------------------------------
    Textron, Inc.                                                                        1,900             179,075
    ---------------------------------------------------------------------------------------------------------------
    Tyco International Ltd.                                                              2,200             116,325
    ---------------------------------------------------------------------------------------------------------------
    U.S. Industries, Inc.                                            (7)                 4,400             151,250
                                                                                                       ------------
                                                                                                         1,926,106
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
    ---------------------------------------------------------------------------------------------------------------
    Brambles Industries Ltd.                                                             4,000              77,996
    ---------------------------------------------------------------------------------------------------------------
    Union Pacific Corp.                                                                  1,700             102,213
                                                                                                       ------------
                                                                                                           180,209
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 11.9%
-------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 2.4%
    ---------------------------------------------------------------------------------------------------------------
    General Dynamics Corp.                                                               4,200             296,100
    ---------------------------------------------------------------------------------------------------------------
    Goodrich (B.F.) Co.                                                                  4,700             190,350
    ---------------------------------------------------------------------------------------------------------------
    Lockheed Martin Corp.                                                                2,400             219,600
    ---------------------------------------------------------------------------------------------------------------
    McDonnell Douglas Corp.                                                              2,200             140,800
    ---------------------------------------------------------------------------------------------------------------
    Rockwell International Corp.                                                         3,500             213,063
    ---------------------------------------------------------------------------------------------------------------
    TRW, Inc.                                                                            4,000             198,000
                                                                                                       ------------
                                                                                                         1,257,913
-------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 1.4%
    ---------------------------------------------------------------------------------------------------------------
    Canon, Inc.                                                                          6,000             132,334
    ---------------------------------------------------------------------------------------------------------------
    Citrix Systems, Inc.                                             (7)                 2,400              93,750
    ---------------------------------------------------------------------------------------------------------------
    Dell Computer Corp.                                              (7)                 2,000             106,250
    ---------------------------------------------------------------------------------------------------------------
    Gateway 2000, Inc.                                               (7)                 1,000              53,563
    ---------------------------------------------------------------------------------------------------------------
    Henry (Jack) & Associates, Inc.                                                      2,000              71,500

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                      MARKET VALUE
                                                                                        SHARES            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE (CONTINUED)
    ---------------------------------------------------------------------------------------------------------------
    Insight Enterprises, Inc.                                        (7)                 2,200         $    61,600
    ---------------------------------------------------------------------------------------------------------------
    Network Appliance, Inc.                                          (7)                 1,700              86,488
    ---------------------------------------------------------------------------------------------------------------
    Storage Technology Corp. (New)                                   (7)                 2,800             133,350
                                                                                                       ------------
                                                                                                           738,835
-------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.8%
    ---------------------------------------------------------------------------------------------------------------
    Applix, Inc.                                                     (7)                 2,700              59,063
    ---------------------------------------------------------------------------------------------------------------
    Cambridge Technology Partners, Inc.                              (7)                 3,300             110,756
    ---------------------------------------------------------------------------------------------------------------
    EPIC Design Technology, Inc.                                     (7)                 2,600              65,000
    ---------------------------------------------------------------------------------------------------------------
    Inso Corp.                                                       (7)                 1,600              63,600
    ---------------------------------------------------------------------------------------------------------------
    JDA Software Group, Inc.                                         (7)                 2,300              65,550
    ---------------------------------------------------------------------------------------------------------------
    Medic Computer Systems, Inc.                                     (7)                 1,500              60,469
    ---------------------------------------------------------------------------------------------------------------
    National Data Corp.                                                                  1,600              69,600
    ---------------------------------------------------------------------------------------------------------------
    Pegasystems, Inc.                                                (7)                 2,400              72,300
    ---------------------------------------------------------------------------------------------------------------
    Project Software & Development, Inc.                             (7)                 3,400             144,075
    ---------------------------------------------------------------------------------------------------------------
    Rational Software Corp.                                          (7)                 5,200             205,725
    ---------------------------------------------------------------------------------------------------------------
    Remedy Corp.                                                     (7)                 2,200             118,250
    ---------------------------------------------------------------------------------------------------------------
    SAP AG, Preference                                                                     400              54,973
    ---------------------------------------------------------------------------------------------------------------
    Sapient Corp.                                                    (7)                 1,400              58,975
    ---------------------------------------------------------------------------------------------------------------
    Scopus Technology, Inc.                                          (7)                 2,000              93,000
    ---------------------------------------------------------------------------------------------------------------
    Security Dynamics Technologies, Inc.                             (7)                 2,800              88,200
    ---------------------------------------------------------------------------------------------------------------
    Sykes Enterprises, Inc.                                          (7)                 2,400              90,000
    ---------------------------------------------------------------------------------------------------------------
    Technology Solutions Co.                                         (7)                 2,000              83,000
    ---------------------------------------------------------------------------------------------------------------
    Verilink Corp.                                                   (7)                 3,000              99,750
    ---------------------------------------------------------------------------------------------------------------
    Veritas Software Corp.                                           (7)                 2,250             111,938
    ---------------------------------------------------------------------------------------------------------------
    Viasoft, Inc.                                                    (7)                 1,300              61,425
    ---------------------------------------------------------------------------------------------------------------
    Visio Corp.                                                      (7)                 1,700              84,150
    ---------------------------------------------------------------------------------------------------------------
    Wind River Systems                                               (7)                 1,700              80,538
                                                                                                       ------------
                                                                                                         1,940,337
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 2.3%
    ---------------------------------------------------------------------------------------------------------------
    Bowthorpe plc                                                                        9,000              69,839
    ---------------------------------------------------------------------------------------------------------------
    Electrocomponents plc                                                               13,000             102,660
    ---------------------------------------------------------------------------------------------------------------
    Getronics NV                                                                         2,400              65,073
    ---------------------------------------------------------------------------------------------------------------
    Input/Output, Inc.                                               (7)                 1,700              31,450
    ---------------------------------------------------------------------------------------------------------------
    Intel Corp.                                                                          1,000             130,938
    ---------------------------------------------------------------------------------------------------------------
    Keyence Corp.                                                                          600              73,921
    ---------------------------------------------------------------------------------------------------------------
    Kyocera Corp.                                                                        1,000              62,204
    ---------------------------------------------------------------------------------------------------------------
    Matsushita Electric Industrial Co.                                                   4,000              65,133
    ---------------------------------------------------------------------------------------------------------------
    Matsushita Electric Works Ltd.                                                       5,000              42,948
    ---------------------------------------------------------------------------------------------------------------
    Nitto Denko Corp.                                                                    4,000              58,585
    ---------------------------------------------------------------------------------------------------------------
    Samsung Electronics Co., Sponsored GDR                           (3)                 1,950              35,978
    ---------------------------------------------------------------------------------------------------------------
    Sony Corp.                                                                           1,400              91,548
    ---------------------------------------------------------------------------------------------------------------
    Supertex, Inc.                                                   (7)                 2,400              31,500
    ---------------------------------------------------------------------------------------------------------------
    TDK Corp.                                                                            1,000              65,047
    ---------------------------------------------------------------------------------------------------------------
    Vitesse Semiconductor Corp.                                      (7)                 2,600             118,300
    ---------------------------------------------------------------------------------------------------------------
    Waters Corp.                                                     (7)                 4,700             142,763
                                                                                                       ------------
                                                                                                         1,187,887
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.0%
    ---------------------------------------------------------------------------------------------------------------
    Allen Group, Inc.                                                (7)                 3,200              71,200

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                      MARKET VALUE
                                                                                        SHARES        (NOTE 1)
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
    --------------------------------------------------------------------------------------------------------------
    Aspect Telecommunications Corp.                                  (7)                 2,800          $  177,800
    --------------------------------------------------------------------------------------------------------------
    British Sky Broadcasting Group plc                                                   8,500              76,006
    --------------------------------------------------------------------------------------------------------------
    Cable Design Technologies Corp.                                  (7)                 2,450              76,256
    --------------------------------------------------------------------------------------------------------------
    Comverse Technology, Inc.                                        (7)                 3,500             132,344
    --------------------------------------------------------------------------------------------------------------
    DSP Communications, Inc.                                         (7)                 6,900             133,688
    --------------------------------------------------------------------------------------------------------------
    L.M. Ericsson Telephone Co., Cl. B, ADR                                              3,520             106,260
    --------------------------------------------------------------------------------------------------------------
    Premisys Communications, Inc.                                    (7)                 1,300              43,875
    --------------------------------------------------------------------------------------------------------------
    Telecom Corp. of New Zealand Ltd.                                                  15,000               76,518
    --------------------------------------------------------------------------------------------------------------
    Telecom Italia Mobile SpA                                                           24,000              60,672
    -------------------------------------------------------------------------------------------------------------
    Vodafone Group plc                                                                  21,000              88,673
                                                                                                         ---------
                                                                                                         1,043,292
------------------------------------------------------------------------------------------------------------------
UTILITIES - 6.1%
------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.5%
    --------------------------------------------------------------------------------------------------------------
    American Electric Power Co., Inc.                                                    3,700             152,163
    --------------------------------------------------------------------------------------------------------------
    CalEnergy, Inc.                                                  (7)                 2,100              70,613
    --------------------------------------------------------------------------------------------------------------
    Entergy Corp.                                                                        7,100             197,025
    --------------------------------------------------------------------------------------------------------------
    FPL Group, Inc.                                                                      4,900             225,400
    --------------------------------------------------------------------------------------------------------------
    Illinova Corp.                                                                       3,400              93,500
    --------------------------------------------------------------------------------------------------------------
    Kansas City Power & Light Co.                                                        4,500             128,250
    --------------------------------------------------------------------------------------------------------------
    Korea Electric Power Corp.                                                           2,300              66,919
    --------------------------------------------------------------------------------------------------------------
    Texas Utilities Co.                                                                  3,300             134,475
    --------------------------------------------------------------------------------------------------------------
    Veba AG                                                                              2,000             114,852
    --------------------------------------------------------------------------------------------------------------
    Western Resources, Inc.                                                              3,500             108,063
                                                                                                         ---------
                                                                                                         1,291,260
------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 2.5%
    --------------------------------------------------------------------------------------------------------------
    Columbia Gas System, Inc.                                                            3,300             209,963
    --------------------------------------------------------------------------------------------------------------
    El Paso Natural Gas Co.                                                              3,400             171,700
    --------------------------------------------------------------------------------------------------------------
    Hong Kong & China Gas Co. Ltd.                                                      32,400              62,622
    --------------------------------------------------------------------------------------------------------------
    National Fuel Gas Co.                                                                3,500             144,375
    --------------------------------------------------------------------------------------------------------------
    PanEnergy Corp.                                                                      9,800             441,000
    --------------------------------------------------------------------------------------------------------------
    Questar Corp.                                                                        5,600             205,800
    --------------------------------------------------------------------------------------------------------------
    RWE AG, Preference                                                                   1,850              61,822
                                                                                                         ---------
                                                                                                         1,297,282
------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.1%
    --------------------------------------------------------------------------------------------------------------
    Ameritech Corp.                                                                      2,000             121,250
    --------------------------------------------------------------------------------------------------------------
    DDI Corp.                                                                                7              46,196
    --------------------------------------------------------------------------------------------------------------
    GTE Corp.                                                                            4,700             213,850
    --------------------------------------------------------------------------------------------------------------
    NYNEX Corp.                                                                          2,300             110,688
    --------------------------------------------------------------------------------------------------------------
    Telefonica de Espana, ADS                                                            3,000              69,657
                                                                                                         ---------
                                                                                                           561,641
                                                                                                         ---------
    Total Common Stocks (Cost $22,276,651)                                                              27,070,470

------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
------------------------------------------------------------------------------------------------------------------
    Case Corp., $4.50 Cum. Cv., Series A, Non-vtg.                                       1,100             147,125
    --------------------------------------------------------------------------------------------------------------
    K-III Communications Corp., 10% Exchangeable Preferred
    Stock, Series D                                                  (1)                 1,000              98,250


PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                      MARKET VALUE
                                                                                        SHARES        (NOTE 1)
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    Renong Berhad, 4% Irredeemable Cv. Unsec. Loan Stocks            (7)                 4,400            $  1,847
                                                                                                          --------
    Total Preferred Stocks (Cost $207,075)                                                                 247,222

                                                                                         UNITS
------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
------------------------------------------------------------------------------------------------------------------
    Haw Par Brothers International Ltd. Wts., Exp. 7/01                                  2,500               2,484
    --------------------------------------------------------------------------------------------------------------
    Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                                       2,700               1,501
    --------------------------------------------------------------------------------------------------------------
    In-Flight Phone Corp. Wts., Exp. 8/02                                                  125                  --
    --------------------------------------------------------------------------------------------------------------
    Renong Berhad Wts., Exp. 11/00                                                       2,750               1,350
                                                                                                           -------
    Total Rights, Warrants and Certificates (Cost $2,246)                                                    5,335

                                                                                      PRINCIPAL
                                                                                        AMOUNT
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 12.1%
------------------------------------------------------------------------------------------------------------------
    Repurchase agreement with State Street Bank and
    Trust Co., 4.50%, dated 12/31/96, to be repurchased
    at $6,245,561 on 1/2/97, collateralized by U.S. Treasury
    Bonds, 7.50%-11.25%, 2/15/15-11/15/16, with a value
    of $4,123,000 and U.S. Treasury Nts., 5%-6.125%,
    1/31/99-2/28/01, with a value of $2,328,769
    (Cost $6,244,000)                                                               $  6,244,000         6,244,000
    --------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS, AT VALUE (COST $46,150,645)                                          99.7%       51,187,601
    --------------------------------------------------------------------------------------------------------------
    OTHER ASSETS NET OF LIABILITIES                                                          0.3           148,722
                                                                                    ------------     -------------
    NET ASSETS                                                                             100.0%    $  51,336,323
                                                                                    ------------     -------------
                                                                                    ------------     -------------

    1. Identifies issues considered to be illiquid. These securities amount to $289,888 or 0.56% of the Fund's net assets, at December 31, 1996.
    2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
    3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $925,269 or 1.80% of the Fund's net assets, at December 31, 1996.
    4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
    5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
    6.  Interest or dividend is paid in kind.
    7.  Non-income producing security.

                See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1996

                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.4%
---------------------------------------------------------------------------------------------------------------
     Federal Home Loan Mortgage Corp.:
     Interest-Only Stripped Mtg.-Backed Security, Trust 1542,
     Cl. QC, 9.115%, 10/15/20                                         (1)         $300,000          $   77,906
     Series 1843, Cl. VB, 7%, 4/15/03                                               15,000              15,066
     Series 1849, Cl. VA, 6%, 12/15/10                                              27,779              27,276
     Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
     Participation Certificates:
     6%, 3/1/09                                                                     18,812              18,261
     Series 1574, Cl. PD, 5.55%, 3/15/13                                            75,000              74,578
     ----------------------------------------------------------------------------------------------------------
     Federal National Mortgage Assn.:
     6%, 12/1/03                                                                    55,217              54,180
     6.50%, 4/1/26                                                                  49,168              46,908
     7%, 4/1/00                                                                     70,941              71,281
     Series 1994-13, Cl. B, 6.50%, 2/25/09                                          75,000              71,788
     Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
     Investment Conduit Pass-Through Certificates:
     Series 1993-181, Cl. C, 5.40%, 10/25/02                                        60,000              59,531
     Series 1993-190, Cl. Z, 5.85%, 7/25/08                                         36,089              35,496
     ----------------------------------------------------------------------------------------------------------
     GE Capital Mortgage Securities, Inc., Series-HE2, Cl. A3,
     7.30%, 3/25/12                                                                 35,000              35,438
     ----------------------------------------------------------------------------------------------------------
     Olympic Automobile Receivables Trust, Series 1996-A,
     Cl. A4, 5.85%, 7/15/01                                                         15,000              14,911
                                                                                                    -----------

     Total Mortgage-Backed Obligations (Cost $600,687)                                                 602,620

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.8%
---------------------------------------------------------------------------------------------------------------
AGENCY - 0.2%
---------------------------------------------------------------------------------------------------------------
     Federal National Mortgage Assn., Medium-Term Nts.,
     6.56%, 11/13/01                                                                75,000              74,720
---------------------------------------------------------------------------------------------------------------
TREASURY - 3.6%
---------------------------------------------------------------------------------------------------------------
     U.S. Treasury Bonds, 7.50%, 11/15/16                                          640,000             692,801
     ----------------------------------------------------------------------------------------------------------
     U.S. Treasury Nts.:
     6.50%, 8/15/05                                                                150,000             151,078
     6.75%, 6/30/99                                                                225,000             229,008
     7.25%, 8/15/04                                                                250,000             263,281
     7.50%, 11/15/01                                                               175,000             184,297
                                                                                                    -----------

     Total U.S. Government Obligations (Cost $1,565,674)                                             1,595,185

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 11.9%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.5%
---------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.7%
     ----------------------------------------------------------------------------------------------------------
     Burmah Castrol plc, 7% Gtd. Medium-Term Nts., 12/15/97                         15,000              15,161
     ----------------------------------------------------------------------------------------------------------
     Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                          30,000              32,054
     ----------------------------------------------------------------------------------------------------------
     ISP Holdings, Inc., 9.75% Sr. Nts., 2/15/02                      (2)           31,000              32,472
     ----------------------------------------------------------------------------------------------------------
     Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                15,000              18,372

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05        (3)         $ 75,000          $   65,062
     ----------------------------------------------------------------------------------------------------------
     PPG Industries, Inc., 9% Debs., 5/1/21                                         15,000              17,900
     ----------------------------------------------------------------------------------------------------------
     Rexene Corp. (New), 11.75% Sr. Nts., 12/1/04                                   50,000              55,750
     ----------------------------------------------------------------------------------------------------------
     Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
     8/15/08                                                          (3)          100,000              59,000
                                                                                                    -----------
                                                                                                       295,771
---------------------------------------------------------------------------------------------------------------
METALS - 0.3%
     ----------------------------------------------------------------------------------------------------------
     Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                     35,000              38,037
     ----------------------------------------------------------------------------------------------------------
     WCI Steel, Inc., 10% Sr. Nts., 12/1/04                           (2)           75,000              76,875
                                                                                                    -----------
                                                                                                       114,912
---------------------------------------------------------------------------------------------------------------
PAPER - 0.5%
     ----------------------------------------------------------------------------------------------------------
     Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98                        15,000              15,150
     ----------------------------------------------------------------------------------------------------------
     Fort Howard Corp.:
     9% Sr. Sub. Nts., 2/1/06                                                       50,000              50,937
     9.25% Sr. Nts., 3/15/01                                                        20,000              20,850
     ----------------------------------------------------------------------------------------------------------
     Gaylord Container Corp., 12.75% Sr. Sub. Disc. Debs., 5/15/05                  50,000              55,375
     ----------------------------------------------------------------------------------------------------------
     Georgia-Pacific Corp., 9.85% Credit Sensitive Nts., 6/15/97                    30,000              30,526
     ----------------------------------------------------------------------------------------------------------
     Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                 50,000              50,750
                                                                                                    -----------
                                                                                                       223,588
---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 4.6%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.0%
     ----------------------------------------------------------------------------------------------------------
     Black & Decker Corp., 6.625% Nts., 11/15/00                                    15,000              14,997
---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.8%
     ----------------------------------------------------------------------------------------------------------
     American Skiing Corp., 12% Sr. Sub. Nts., 7/15/06                (4)           50,000              52,875
     ----------------------------------------------------------------------------------------------------------
     Argosy Gaming Co., 13.25% First Mtg. Nts., 6/1/04                              50,000              46,625
     ----------------------------------------------------------------------------------------------------------
     Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts.,
     9.799%, 6/15/98                                                  (5)          100,000             105,140
     ----------------------------------------------------------------------------------------------------------
     Blockbuster Entertainment Corp., 6.625% Sr. Nts., 2/15/98                      15,000              15,050
     ----------------------------------------------------------------------------------------------------------
     Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                  50,000              47,687
     ----------------------------------------------------------------------------------------------------------
     Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03    (2)           50,000              49,625
     ----------------------------------------------------------------------------------------------------------
     Griffin Gaming & Entertainment, Inc., 11% Mtg. Debs., 9/15/03                  50,000              53,125
     ----------------------------------------------------------------------------------------------------------
     Marvel III Holdings, Inc., 9.125% Sr. Sec. Nts., Series B,
     2/15/98                                                                        50,000               7,500
     ----------------------------------------------------------------------------------------------------------
     Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
     Series B, 11/15/02                                                             50,000              66,250
     ----------------------------------------------------------------------------------------------------------
     Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                       50,000              52,750
     ----------------------------------------------------------------------------------------------------------
     Showboat, Inc., 9.25% First Mtg. Bonds, 5/1/08                                 50,000              49,250
     ----------------------------------------------------------------------------------------------------------
     Stuart Entertainment, Inc., 12.50% Sr. Sub. Nts., 11/15/04       (2)           50,000              51,125
     ----------------------------------------------------------------------------------------------------------
     Trump Atlantic City Associates/Trump Atlantic City
     Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                  50,000              49,750
     ----------------------------------------------------------------------------------------------------------
     Trump's Castle Funding, Inc., 11.75% Mtg. Nts., 11/15/03                       50,000              44,625
     ----------------------------------------------------------------------------------------------------------
     Walt Disney Co., 6.375% Sr. Unsec. Bonds, Series A, 3/30/01                    25,000              24,913
     ----------------------------------------------------------------------------------------------------------
     Wyndham Hotel Corp., 10.50% Sr. Sub. Nts., 5/15/06                             50,000              53,250
                                                                                                    -----------
                                                                                                       769,540

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
MEDIA - 2.0%
     ----------------------------------------------------------------------------------------------------------
     Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                        $ 50,000          $   50,750
     ----------------------------------------------------------------------------------------------------------
     Australis Holdings PTY Ltd., 0%/15% Sr. Sec. Disc. Nts.,
     11/1/02                                                          (3)(4)       100,000              57,500
     ----------------------------------------------------------------------------------------------------------
     Cablevision Systems Corp., 9.875% Sr. Sub. Nts., 5/15/06                       50,000              51,562
     ----------------------------------------------------------------------------------------------------------
     Century Communications Corp., 9.75% Sr. Nts., 2/15/02                          50,000              51,750
     ----------------------------------------------------------------------------------------------------------
     Comcast Corp., 9.125% Sr. Sub. Debs., 10/15/06                                 50,000              51,375
     ----------------------------------------------------------------------------------------------------------
     Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
     11/15/07                                                         (3)           50,000              35,875
     ----------------------------------------------------------------------------------------------------------
     EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
     Disc. Nts., 3/15/04                                              (3)           50,000              38,500
     ----------------------------------------------------------------------------------------------------------
     International CableTel, Inc., 0%/11.50% Sr. Deferred
     Coupon Nts., Series B, 2/1/06                                    (3)          150,000             102,750
     ----------------------------------------------------------------------------------------------------------
     MDC Communications Corp., 10.50% Sr. Sub. Nts., 12/1/06                        75,000              77,719
     ----------------------------------------------------------------------------------------------------------
     New World Communications Group Holding Corp., Zero
     Coupon Sr. Disc. Nts., Series B, 11.022%, 6/15/99                (5)          100,000              83,750
     ----------------------------------------------------------------------------------------------------------
     Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                     50,000              51,187
     ----------------------------------------------------------------------------------------------------------
     TeleWest plc:
     0%/11% Sr. Disc. Debs., 10/1/07                                  (3)           25,000              17,500
     9.625% Sr. Debs., 10/1/06                                                      25,000              25,750
     ----------------------------------------------------------------------------------------------------------
     Time Warner, Inc., 7.45% Nts., 2/1/98                                          15,000              15,197
     ----------------------------------------------------------------------------------------------------------
     United International Holdings, Inc., Zero Coupon Sr. Sec.
     Disc. Nts.:
     Series B, 14%, 11/15/99                                          (5)          100,000              71,500
     11.657%, 11/15/99                                                (5)          100,000              71,500
                                                                                                    -----------
                                                                                                       854,165
---------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.6%
     ----------------------------------------------------------------------------------------------------------
     Dayton Hudson Co., 9.40% Debs., 2/15/01                                        30,000              32,828
     ----------------------------------------------------------------------------------------------------------
     Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                        5,000               5,431
     ----------------------------------------------------------------------------------------------------------
     Price/Costco, Inc., 7.125% Sr. Nts., 6/15/05                                   40,000              39,607
     ----------------------------------------------------------------------------------------------------------
     Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                           30,000              31,341
     ----------------------------------------------------------------------------------------------------------
     Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                     50,000              55,375
     ----------------------------------------------------------------------------------------------------------
     William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06               (2)           75,000              78,000
                                                                                                    -----------
                                                                                                       242,582
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.2%
     ----------------------------------------------------------------------------------------------------------
     Hines Horticulture, Inc., 11.75% Gtd. Sr. Sub. Nts., Series B,
     10/15/05                                                                       50,000              53,500
     ----------------------------------------------------------------------------------------------------------
     K Mart Corp., 7.75% Debs., 10/1/12                                             50,000              42,125
                                                                                                    -----------
                                                                                                        95,625
---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.2%
---------------------------------------------------------------------------------------------------------------
FOOD - 0.5%
     ----------------------------------------------------------------------------------------------------------
     Dole Food Co., 6.75% Nts., 7/15/00                                             40,000              40,152
     ----------------------------------------------------------------------------------------------------------
     Fresh Del Monte Produce NV, 10% Sr. Nts., Series B,
     5/1/03                                                                         50,000              47,750
     ----------------------------------------------------------------------------------------------------------
     Great Atlantic & Pacific Tea Co., 9.125% Debs., 1/15/98                        15,000              15,363
     ----------------------------------------------------------------------------------------------------------
     Pathmark Stores, Inc., 0%/10.75% Jr. Sub. Deferred Coupon
     Nts., 11/1/03                                                    (3)          100,000              65,250
     ----------------------------------------------------------------------------------------------------------
     Van De Kamps, Inc., 12% Sr. Sub. Nts., 9/15/05                                 50,000              55,250
                                                                                                    -----------
                                                                                                       223,765

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.6%
     ----------------------------------------------------------------------------------------------------------
     Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                          $ 30,000          $   30,327
     ----------------------------------------------------------------------------------------------------------
     Dade International, Inc., 11.125% Sr. Sub. Nts., 5/1/06                        50,000              54,250
     ----------------------------------------------------------------------------------------------------------
     Graphic Controls Corp., 12% Sr. Sub. Nts., Series A,
     9/15/05                                                                        50,000              55,625
     ----------------------------------------------------------------------------------------------------------
     Paracelsus Healthcare Corp., 10% Sr. Sub. Unsec. Nts., 8/15/06                 50,000              47,125
     ----------------------------------------------------------------------------------------------------------
     Regency Health Services, Inc., 9.875% Gtd. Sr. Sub. Nts., 10/15/02             50,000              50,625
                                                                                                    -----------
                                                                                                       237,952
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Electrolux AB, 7.75% Sr. Unsub. Debs., 6/17/97                                 30,000              30,225
     ----------------------------------------------------------------------------------------------------------
     Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                     15,000              15,421
                                                                                                    -----------
                                                                                                        45,646
---------------------------------------------------------------------------------------------------------------
ENERGY - 0.5%
---------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
     ----------------------------------------------------------------------------------------------------------
     Coastal Corp., 8.125% Sr. Nts., 9/15/02                                        15,000              15,898
     ----------------------------------------------------------------------------------------------------------
     Falcon Drilling Co., Inc., 9.75% Sr. Nts., Series B, 1/15/01                   25,000              26,219
     ----------------------------------------------------------------------------------------------------------
     Falcon Holdings Group LP, 11% Sr. Sub. Nts., 9/15/03             (6)           55,651              47,597
     ----------------------------------------------------------------------------------------------------------
     Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                         15,000              15,168
     ----------------------------------------------------------------------------------------------------------
     Maxus Energy Corp., 9.375% Nts., 11/1/03                                       50,000              51,000
     ----------------------------------------------------------------------------------------------------------
     NorAm Energy Corp., 9.875% Nts., 4/15/97                                       30,000              30,330
     ----------------------------------------------------------------------------------------------------------
     Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec.
     Debs., 2/1/06                                                                  25,000              23,702
                                                                                                    -----------
                                                                                                       209,914
---------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 0.0%
     ----------------------------------------------------------------------------------------------------------
     Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                       15,000              15,792
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.4%
---------------------------------------------------------------------------------------------------------------
BANKS - 0.5%
     ----------------------------------------------------------------------------------------------------------
     Chevy Chase Bank FSB, 9.25% Sub. Debs., 12/1/08                                75,000              76,500
     ----------------------------------------------------------------------------------------------------------
     Citicorp, 5.625% Sr. Nts., 2/15/01                                             15,000              14,523
     ----------------------------------------------------------------------------------------------------------
     Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                       15,000              16,801
     ----------------------------------------------------------------------------------------------------------
     Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                              15,000              15,005
     ----------------------------------------------------------------------------------------------------------
     Mellon Capital I, 7.72% Bonds, 12/1/26                                         50,000              48,635
     ----------------------------------------------------------------------------------------------------------
     Mellon Financial Bank Corp., 6.50% Gtd. Sr. Nts., 12/1/97                      25,000              25,130
                                                                                                    -----------
                                                                                                       196,594
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.7%
     ----------------------------------------------------------------------------------------------------------
     Beneficial Corp., 9.125% Debs., 2/15/98                                        15,000              15,491
     ----------------------------------------------------------------------------------------------------------
     Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                           10,000              10,052
     ----------------------------------------------------------------------------------------------------------
     Capital One Funding Corp., 7.25% Nts., 12/1/03                                 40,000              39,600
     ----------------------------------------------------------------------------------------------------------
     Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
     Unsub. Nts., 1/26/01                                                           30,000              30,381
     ----------------------------------------------------------------------------------------------------------
     Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                              15,000              14,457
     ----------------------------------------------------------------------------------------------------------
     Countrywide Funding Corp., 6.05% Gtd. Medium-Term
     Nts., Series D, 3/1/01                                                         15,000              14,683
     ----------------------------------------------------------------------------------------------------------
     Ford Motor Credit Co., 6.25% Unsub. Nts., 2/26/98                              15,000              15,084
     ----------------------------------------------------------------------------------------------------------
     General Motors Acceptance Corp., 5.625% Nts., 2/15/01                          25,000              24,109
     ----------------------------------------------------------------------------------------------------------
     GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                  50,000              51,125
     ----------------------------------------------------------------------------------------------------------
     Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                  20,000              19,912

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     Salomon, Inc., 8.69% Sr. Medium-Term Nts., Series D, 3/1/99                  $ 35,000          $   36,514
                                                                                                    -----------
                                                                                                       271,408
---------------------------------------------------------------------------------------------------------------
INSURANCE - 0.2%
     ----------------------------------------------------------------------------------------------------------
     Cigna Corp., 7.90% Nts., 12/14/98                                              30,000              30,867
     ----------------------------------------------------------------------------------------------------------
     SunAmerica, Inc., 9% Sr. Nts., 1/15/99                                         35,000              36,626
     ----------------------------------------------------------------------------------------------------------
     Travelers/Aetna Property Casualty Corp., 6.75% Nts.,
     4/15/01                                                                        15,000              15,080
                                                                                                    -----------
                                                                                                        82,573
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 0.6%
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
     ----------------------------------------------------------------------------------------------------------
     American Standard, Inc., 10.875% Sr. Nts., 5/15/99                             43,000              46,010
     ----------------------------------------------------------------------------------------------------------
     Portola Packaging, Inc., 10.75% Sr. Nts., 10/1/05                              50,000              52,125
                                                                                                    -----------
                                                                                                        98,135
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.1%
     ----------------------------------------------------------------------------------------------------------
     USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., 12/1/06        (4)           40,000              39,450
---------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.2%
     ----------------------------------------------------------------------------------------------------------
     Jordan Industries, Inc., 10.375% Sr. Nts., 8/1/03                              50,000              49,500
     ----------------------------------------------------------------------------------------------------------
     Mark IV Industries, Inc., 8.75% Sub. Nts., 4/1/03                              10,000              10,363
                                                                                                    -----------
                                                                                                        59,863
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Federal Express Corp., 6.25% Nts., 4/15/98                                     15,000              15,011
     ----------------------------------------------------------------------------------------------------------
     Union Pacific Corp., 7% Nts., 6/15/00                                          15,000              15,224
                                                                                                    -----------
                                                                                                        30,235
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 1.8%
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Digital Equipment Corp., 7% Nts., 11/15/97                                     45,000              45,003
---------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Alpine Group, Inc., 12.25% Sr. Nts., 7/15/03                                   25,000              27,375
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.6%
     ----------------------------------------------------------------------------------------------------------
     American Communications Services, Inc., 0%/13% Sr. Disc.
     Nts., 11/1/05                                                    (3)          100,000              59,500
     ----------------------------------------------------------------------------------------------------------
     Arch Communications Group, Inc., 0%/10.875% Sr. Disc.
     Nts., 3/15/08                                                    (3)           75,000              43,219
     ----------------------------------------------------------------------------------------------------------
     Brooks Fiber Properties, Inc., 0%/11.875% Sr. Disc. Nts.,
     11/1/06                                                          (2)(3)        50,000              32,125
     ----------------------------------------------------------------------------------------------------------
     Continental Cablevision, Inc., 10.625% Sr. Sub. Nts.,
     6/15/02                                                                        40,000              42,897
     ----------------------------------------------------------------------------------------------------------
     MCI Communications Corp., 7.125% Sr. Nts., 1/20/00                             15,000              15,281
     ----------------------------------------------------------------------------------------------------------
     Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                50,000              42,750
     ----------------------------------------------------------------------------------------------------------
     MFS Communications Co., Inc., 0%/9.375% Sr. Disc. Nts.,
     1/15/04                                                          (3)           75,000              65,625
     ----------------------------------------------------------------------------------------------------------
     Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts.,
     8/15/04                                                          (3)           50,000              34,313
     ----------------------------------------------------------------------------------------------------------
     Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                       (2)           75,000              78,375
     ----------------------------------------------------------------------------------------------------------
     Paging Network, Inc., 10.125% Sr. Sub. Nts., 8/1/07                            50,000              51,438
     ----------------------------------------------------------------------------------------------------------
     PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts.,
     10/1/03                                                          (3)           75,000              64,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                 PRINCIPAL        MARKET VALUE
                                                                                    AMOUNT            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     Sprint Spectrum LP/Sprint Spectrum Finance Corp., 11% Sr.
     Nts., 8/15/06                                                                $ 75,000          $   81,563
     ----------------------------------------------------------------------------------------------------------
     Teleport Communications Group, Inc.:
     0%/11.125% Sr. Disc. Nts., 7/1/07                                (3)           25,000              17,250
     9.875% Sr. Nts., 7/1/06                                                        25,000              26,875
                                                                                                    -----------
                                                                                                       655,711
UTILITIES - 0.3%
ELECTRIC UTILITIES - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Consumers Power Co., 8.75% Mtg. Nts., 2/15/98                                  15,000              15,350
     ----------------------------------------------------------------------------------------------------------
     El Paso Electric Co., 7.25% First Mtg. Nts., Series A, 2/1/99                  10,000              10,063
                                                                                                    -----------
                                                                                                        25,413
GAS UTILITIES - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                      50,000              49,978
TELEPHONE UTILITIES - 0.1%
     ----------------------------------------------------------------------------------------------------------
     Western Wireless Corp., 10.50% Sr. Sub. Nts., 2/1/07             (2)           50,000              52,438
                                                                                                    -----------

     Total Non-Convertible Corporate Bonds and Notes (Cost $4,880,943)                               4,978,425

                                                                                    SHARES
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 69.8%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 2.3%
---------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.1%
     ----------------------------------------------------------------------------------------------------------
     Daicel Chemical Industries Ltd.                                                10,000              46,782
     ----------------------------------------------------------------------------------------------------------
     Dexter Corp.                                                                    4,000             127,500
     ----------------------------------------------------------------------------------------------------------
     Hoechst AG                                                                      1,500              69,398
     ----------------------------------------------------------------------------------------------------------
     IMC Global, Inc.                                                                2,834             110,880
     ----------------------------------------------------------------------------------------------------------
     Millennium Chemicals, Inc.                                       (7)              478               8,484
     ----------------------------------------------------------------------------------------------------------
     Potash Corp. of Saskatchewan, Inc.                                              1,200             102,000
                                                                                                    -----------
                                                                                                       465,044
---------------------------------------------------------------------------------------------------------------
METALS - 0.9%
     ----------------------------------------------------------------------------------------------------------
     Carpenter Technology Corp.                                                      2,800             102,550
     ----------------------------------------------------------------------------------------------------------
     RMI Titanium Co.                                                 (7)            2,800              78,750
     ----------------------------------------------------------------------------------------------------------
     RTZ Corp. plc                                                                   4,000              64,272
     ----------------------------------------------------------------------------------------------------------
     UNR Industries, Inc.                                                           12,000              72,000
     ----------------------------------------------------------------------------------------------------------
     Western Mining Corp. Holdings Ltd.                                              9,000              56,686
                                                                                                    -----------
                                                                                                       374,258
---------------------------------------------------------------------------------------------------------------
PAPER - 0.3%
     ----------------------------------------------------------------------------------------------------------
     Fort Howard Corp.                                                (7)            5,000             138,437
---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 12.6%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 2.7%
     ----------------------------------------------------------------------------------------------------------
     Autoliv AB                                                                      2,000              87,580
     ----------------------------------------------------------------------------------------------------------
     Bridgestone Corp.                                                               3,000              56,862
     ----------------------------------------------------------------------------------------------------------
     Camden Property Trust                                                           4,800             137,400
     ----------------------------------------------------------------------------------------------------------
     Capstone Capital Corp.                                                          5,400             120,825
     ----------------------------------------------------------------------------------------------------------
     Cheung Kong (Holdings) Ltd.                                                     9,000              79,994
     ----------------------------------------------------------------------------------------------------------
     Crescent Real Estate Equities, Inc.                                             2,800             147,700
     ----------------------------------------------------------------------------------------------------------
     Groupe SEB SA                                                                     400              78,250

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                  MARKET VALUE
                                                                                    SHARES            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     Health & Retirement Property Trust                                              6,200          $  120,125
     ----------------------------------------------------------------------------------------------------------
     Honda Motor Co.                                                                 3,000              85,552
     ----------------------------------------------------------------------------------------------------------
     Meditrust Corp.                                                                 3,000             120,000
     ----------------------------------------------------------------------------------------------------------
     Miller Industries, Inc.                                          (7)            3,600              72,000
     ----------------------------------------------------------------------------------------------------------
     Rinnai Corp.                                                                    2,000              40,148
                                                                                                    -----------
                                                                                                     1,146,436
---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.3%
     ----------------------------------------------------------------------------------------------------------
     AMR Corp.                                                        (7)            1,200             105,750
     ----------------------------------------------------------------------------------------------------------
     Atlas Air, Inc.                                                  (7)            4,600             219,650
     ----------------------------------------------------------------------------------------------------------
     CDL Hotels International Ltd.                                                 164,000              93,820
     ----------------------------------------------------------------------------------------------------------
     Dover Downs Entertainment, Inc.                                  (7)            3,700              66,137
     ----------------------------------------------------------------------------------------------------------
     Einstein/Noah Bagel Corp.                                        (7)            2,700              80,325
     ----------------------------------------------------------------------------------------------------------
     EMI Group plc                                                                   2,700              63,815
     ----------------------------------------------------------------------------------------------------------
     Galoob Toys, Inc.                                                (7)              500               7,000
     ----------------------------------------------------------------------------------------------------------
     Granada Group plc                                                               5,000              73,916
     ----------------------------------------------------------------------------------------------------------
     Landry's Seafood Restaurants, Inc.                               (7)            2,800              59,850
     ----------------------------------------------------------------------------------------------------------
     Northwest Airlines Corp., Cl. A                                  (7)            1,500              58,687
     ----------------------------------------------------------------------------------------------------------
     Papa John's International, Inc.                                  (7)            2,625              88,594
     ----------------------------------------------------------------------------------------------------------
     Piccadilly Cafeterias, Inc.                                                     6,300              58,275
     ----------------------------------------------------------------------------------------------------------
     Regal Cinemas, Inc.                                              (7)            5,125             157,594
     ----------------------------------------------------------------------------------------------------------
     VideoServer, Inc.                                                (7)            2,700             114,750
     ----------------------------------------------------------------------------------------------------------
     Wyndham Hotel Corp.                                              (7)            4,900             120,662
                                                                                                    -----------
                                                                                                     1,368,825
---------------------------------------------------------------------------------------------------------------
MEDIA - 1.3%
     ----------------------------------------------------------------------------------------------------------
     Benpres Holdings Corp., Sponsored GDR                            (7)            5,000              37,500
     ----------------------------------------------------------------------------------------------------------
     Emmis Broadcasting Corp., Cl. A                                  (7)            2,200              72,050
     ----------------------------------------------------------------------------------------------------------
     Heftel Broadcasting Corp., A Shares                              (7)            2,200              69,300
     ----------------------------------------------------------------------------------------------------------
     Reed International plc                                                          5,000              94,044
     ----------------------------------------------------------------------------------------------------------
     Reuters Holdings plc                                                            8,000             102,986
     ----------------------------------------------------------------------------------------------------------
     Television Broadcasts Ltd.                                                     21,000              83,891
     ----------------------------------------------------------------------------------------------------------
     Wolters Kluwer NV                                                (7)              700              92,875
                                                                                                    -----------
                                                                                                       552,646
---------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.3%
     ----------------------------------------------------------------------------------------------------------
     Dollar Tree Stores, Inc.                                         (7)            2,400              91,800
     ----------------------------------------------------------------------------------------------------------
     Federated Department Stores, Inc.                                (7)            3,300             112,612
     ----------------------------------------------------------------------------------------------------------
     Marks & Spencer plc                                                             8,000              67,424
     ----------------------------------------------------------------------------------------------------------
     Nautica Enterprises, Inc.                                        (7)            5,000             126,250
     ----------------------------------------------------------------------------------------------------------
     North Face, Inc. (The)                                           (7)            3,700              71,225
     ----------------------------------------------------------------------------------------------------------
     Price/Costco, Inc.                                               (7)            4,700             118,087
     ----------------------------------------------------------------------------------------------------------
     St. John Knits, Inc.                                                            3,000             130,500
     ----------------------------------------------------------------------------------------------------------
     Wolverine World Wide, Inc.                                                      4,350             126,150
     ----------------------------------------------------------------------------------------------------------
     Zeneca Group plc                                                                4,000             112,715
                                                                                                    -----------
                                                                                                       956,763
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 3.0%
     ----------------------------------------------------------------------------------------------------------
     adidas AG                                                                         600              51,781
     ----------------------------------------------------------------------------------------------------------
     Brown Group, Inc.                                                               6,500             119,437
     ----------------------------------------------------------------------------------------------------------
     CDW Computer Centers, Inc.                                       (7)            2,550             151,247
     ----------------------------------------------------------------------------------------------------------
     Cifra SA de CV, Unsponsored ADR, B Shares                        (7)           38,000              46,436

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                  MARKET VALUE
                                                                                    SHARES            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     Dickson Concepts International Ltd.                                            22,000           $  82,482
     ----------------------------------------------------------------------------------------------------------
     Finish Line, Inc., Cl. A                                         (7)            6,400             135,200
     ----------------------------------------------------------------------------------------------------------
     Jusco Co.                                                                       2,000              67,718
     ----------------------------------------------------------------------------------------------------------
     Koninklijke Ahold NV                                                            1,733             108,204
     ----------------------------------------------------------------------------------------------------------
     New England Business Service, Inc.                                              4,200              90,300
     ----------------------------------------------------------------------------------------------------------
     Next plc                                                                        7,000              68,229
     ----------------------------------------------------------------------------------------------------------
     Shimamura Co. Ltd.                                                              2,000              68,579
     ----------------------------------------------------------------------------------------------------------
     Toys 'R' Us, Inc.                                                (7)            4,500             135,000
     ----------------------------------------------------------------------------------------------------------
     U.S. Office Products Co.                                         (7)            3,700             126,262
                                                                                                    -----------
                                                                                                     1,250,875
---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 10.0%
---------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.9%
     ----------------------------------------------------------------------------------------------------------
     Anheuser-Busch Cos., Inc.                                                       5,600             224,000
     ----------------------------------------------------------------------------------------------------------
     Embotelladora Andina SA, Sponsored ADR                                          2,800              85,400
     ----------------------------------------------------------------------------------------------------------
     Quilmes Industrial Quinsa SA, Sponsored ADR                                     7,500              68,437
                                                                                                    -----------
                                                                                                       377,837
---------------------------------------------------------------------------------------------------------------
EDUCATION - 0.4%
     ----------------------------------------------------------------------------------------------------------
     ITT Educational Services, Inc.                                   (7)            3,700              85,562
     ----------------------------------------------------------------------------------------------------------
     Learning Tree International, Inc.                                (7)            3,000              88,500
                                                                                                    -----------
                                                                                                       174,062
---------------------------------------------------------------------------------------------------------------
FOOD - 1.5%
     ----------------------------------------------------------------------------------------------------------
     American Stores Co.                                                             3,200             130,800
     ----------------------------------------------------------------------------------------------------------
     Archer-Daniels-Midland Co.                                                      4,515              99,330
     ----------------------------------------------------------------------------------------------------------
     Carrefour Supermarche SA                                                          172             111,695
     ----------------------------------------------------------------------------------------------------------
     Danisco AS                                                                      1,500              91,034
     ----------------------------------------------------------------------------------------------------------
     Kroger Co.                                                       (7)            2,100              97,650
     ----------------------------------------------------------------------------------------------------------
     William Morrison Supermarkets plc                                              34,000              95,808
                                                                                                    -----------
                                                                                                       626,317
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 2.8%
     ----------------------------------------------------------------------------------------------------------
     Astra AB Free, Series A                                                         1,900              93,775
     ----------------------------------------------------------------------------------------------------------
     Bristol-Myers Squibb Co.                                                        1,800             195,750
     ----------------------------------------------------------------------------------------------------------
     Clintrials Research, Inc.                                        (7)            4,700             106,925
     ----------------------------------------------------------------------------------------------------------
     Dura Pharmaceuticals, Inc.                                       (7)            3,600             171,900
     ----------------------------------------------------------------------------------------------------------
     Glaxo Wellcome plc, Sponsored ADR                                               3,600             114,300
     ----------------------------------------------------------------------------------------------------------
     Jones Medical Industries, Inc.                                                  3,500             128,187
     ----------------------------------------------------------------------------------------------------------
     Medicis Pharmaceutical Corp., Cl. A                              (7)            1,800              79,200
     ----------------------------------------------------------------------------------------------------------
     Novartis AG                                                      (7)              100             114,171
     ----------------------------------------------------------------------------------------------------------
     Schering AG                                                                     1,000              84,290
     ----------------------------------------------------------------------------------------------------------
     Takeda Chemical Industries Ltd.                                                 5,000             104,678
                                                                                                    -----------
                                                                                                     1,193,176
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 3.2%
     ----------------------------------------------------------------------------------------------------------
     CNS, Inc.                                                        (7)            3,200              46,000
     ----------------------------------------------------------------------------------------------------------
     Columbia/HCA Healthcare Corp.                                                   2,950             120,212
     ----------------------------------------------------------------------------------------------------------
     Compdent Corp.                                                   (7)            2,000              70,500
     ----------------------------------------------------------------------------------------------------------
     Luxottica Group SpA, Sponsored ADR                                              1,600              83,200
     ----------------------------------------------------------------------------------------------------------
     National Surgery Centers, Inc.                                   (7)            3,100             117,800
     ----------------------------------------------------------------------------------------------------------
     OrNda Healthcorp                                                 (7)            3,400              99,450
     ----------------------------------------------------------------------------------------------------------
     Orthodontic Centers of America, Inc.                             (7)            3,700              59,200

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                                  MARKET VALUE
                                                                                    SHARES            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES (CONTINUED)
     ----------------------------------------------------------------------------------------------------------
     Pediatrix Medical Group, Inc.                                    (7)            3,100          $  114,312
     ----------------------------------------------------------------------------------------------------------
     Physician Sales & Service, Inc.                                  (7)            5,000              71,875
     ----------------------------------------------------------------------------------------------------------
     Renal Treatment Centers, Inc.                                    (7)            4,200             107,100
     ----------------------------------------------------------------------------------------------------------
     Rural/Metro Corp.                                                (7)            3,500             126,000
     ----------------------------------------------------------------------------------------------------------
     SmithKline Beecham plc                                                         13,296             184,372
     ----------------------------------------------------------------------------------------------------------
     Total Renal Care Holdings, Inc.                                  (7)            2,800             101,500
     ----------------------------------------------------------------------------------------------------------
     WellPoint Health Networks, Inc.                                  (7)            1,300              44,687
                                                                                                    -----------
                                                                                                     1,346,208
---------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.0%
     ----------------------------------------------------------------------------------------------------------
     Blyth Industries, Inc.                                           (7)            3,200             146,000
     ----------------------------------------------------------------------------------------------------------
     L'OREAL                                                                           250              93,965
     ----------------------------------------------------------------------------------------------------------
     Premark International, Inc.                                                     5,600             124,600
     ----------------------------------------------------------------------------------------------------------
     Tupperware Corp.                                                                1,400              75,075
                                                                                                    -----------
                                                                                                       439,640
---------------------------------------------------------------------------------------------------------------
TOBACCO - 0.2%
     ----------------------------------------------------------------------------------------------------------
     Imperial Tobacco Group plc, ADR                                  (7)            1,675              21,613
     ----------------------------------------------------------------------------------------------------------
     PT Gudang Garam                                                  (7)           18,000              77,714
                                                                                                    -----------
                                                                                                        99,327
---------------------------------------------------------------------------------------------------------------
ENERGY - 3.1%
     ----------------------------------------------------------------------------------------------------------
     Amoco Corp.                                                                     2,900             233,450
     ----------------------------------------------------------------------------------------------------------
     Atlantic Richfield Co.                                                          1,300             172,250
     ----------------------------------------------------------------------------------------------------------
     Chevron Corp.                                                                   4,600             299,000
     ----------------------------------------------------------------------------------------------------------
     Exxon Corp.                                                                     2,600             254,800
     ----------------------------------------------------------------------------------------------------------
     Mobil Corp.                                                                     2,100             256,725
     ----------------------------------------------------------------------------------------------------------
     Total SA, B Shares                                                              1,000              81,174
                                                                                                    -----------
                                                                                                     1,297,399
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 8.2%
---------------------------------------------------------------------------------------------------------------
BANKS - 3.7%
     ----------------------------------------------------------------------------------------------------------
     Banco Popular Espanol SA                                                          400              78,552
     ----------------------------------------------------------------------------------------------------------
     Bank of Boston Corp.                                                            4,800             308,400
     ----------------------------------------------------------------------------------------------------------
     BankAmerica Corp.                                                               3,700             369,075
     ----------------------------------------------------------------------------------------------------------
     Chase Manhattan Corp. (New)                                                     2,200             196,350
     ----------------------------------------------------------------------------------------------------------
     HSBC Holdings plc                                                               4,000              85,585
     ----------------------------------------------------------------------------------------------------------
     Malayan Banking Berhad                                                          6,000              66,521
     ----------------------------------------------------------------------------------------------------------
     NationsBank Corp.                                                               2,000             195,500
     ----------------------------------------------------------------------------------------------------------
     PNC Bank Corp.                                                                  6,300             237,037
                                                                                                    -----------
                                                                                                     1,537,020
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.9%
     ----------------------------------------------------------------------------------------------------------
     Amresco, Inc.                                                    (7)            4,600             123,050
     ----------------------------------------------------------------------------------------------------------
     First Pacific Co. Ltd.                                                         42,000              54,570
     ----------------------------------------------------------------------------------------------------------
     Haw Par Brothers International Ltd.                                            36,000              81,840
     ----------------------------------------------------------------------------------------------------------
     ING Groep NV                                                                    2,500              89,898
     ----------------------------------------------------------------------------------------------------------
     Lend Lease Corp. Ltd.                                                           4,000              77,519
     ----------------------------------------------------------------------------------------------------------
     Nichiei Co. Ltd.                                                                1,000              73,318
     ----------------------------------------------------------------------------------------------------------
     Oxford Resources Corp., Cl. A                                    (7)            3,200              98,800
     ----------------------------------------------------------------------------------------------------------
     Perlis Plantations Berhad                                                      25,500              79,261
     ----------------------------------------------------------------------------------------------------------
     Salomon, Inc.                                                                   1,500              70,687

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)
     ---------------------------------------------------------------------------------------------------------
     Sirrom Capital Corp.                                                            2,900       $     106,575
     ---------------------------------------------------------------------------------------------------------
     Southcorp Holdings Ltd.                                                        25,000              79,425
     ---------------------------------------------------------------------------------------------------------
     Swire Pacific Ltd., Cl. B                                                      57,000              86,219
     ---------------------------------------------------------------------------------------------------------
     Travelers Group, Inc.                                                           2,500             113,437
     ---------------------------------------------------------------------------------------------------------
     United Industrial Corp. Ltd.                                                  100,000              84,357
                                                                                                 -------------
                                                                                                     1,218,956
--------------------------------------------------------------------------------------------------------------
INSURANCE - 1.6%
     ---------------------------------------------------------------------------------------------------------
     AFLAC, Inc.                                                                     3,100             132,525
     ---------------------------------------------------------------------------------------------------------
     Conseco, Inc.                                                                   1,800             114,750
     ---------------------------------------------------------------------------------------------------------
     General Re Corp.                                                                  900             141,975
     ---------------------------------------------------------------------------------------------------------
     Hartford Steam Boiler Inspection & Insurance Co.                                2,500             115,938
     ---------------------------------------------------------------------------------------------------------
     Sumitomo Marine & Fire Insurance Co.                                            8,000              49,625
     ---------------------------------------------------------------------------------------------------------
     Travelers/Aetna Property Casualty Corp., Cl. A                                  3,900             137,963
                                                                                                 -------------
                                                                                                       692,776
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 9.4%
--------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.5%
     ---------------------------------------------------------------------------------------------------------
     ABB AG                                                                             65              80,601
     ---------------------------------------------------------------------------------------------------------
     Johnson Electric Holdings Ltd.                                                 30,000              82,999
     ---------------------------------------------------------------------------------------------------------
     Mabuchi Motor Co.                                                                 800              40,183
                                                                                                 -------------
                                                                                                       203,783
--------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
     ---------------------------------------------------------------------------------------------------------
     Computer Horizons Corp.                                          (7)            3,500             134,750
     ---------------------------------------------------------------------------------------------------------
     Corestaff, Inc.                                                  (7)            5,300             125,544
     ---------------------------------------------------------------------------------------------------------
     Corrections Corp. of America                                     (7)            4,600             140,875
     ---------------------------------------------------------------------------------------------------------
     DT Industries, Inc.                                                             1,800              63,000
     ---------------------------------------------------------------------------------------------------------
     Hays plc                                                                        9,000              86,644
     ---------------------------------------------------------------------------------------------------------
     Kurita Water Industries Ltd.                                                    3,000              60,481
     ---------------------------------------------------------------------------------------------------------
     NGK Spark Plug Co.                                                             10,000             109,417
     ---------------------------------------------------------------------------------------------------------
     NOVA Corp.                                                       (7)            3,000              66,375
     ---------------------------------------------------------------------------------------------------------
     Precision Response Corp.                                         (7)            1,900              66,738
     ---------------------------------------------------------------------------------------------------------
     SGS Societe Generale de Surveillance Holding SA, Series B                          35              85,759
     ---------------------------------------------------------------------------------------------------------
     SITEL Corp.                                                      (7)            6,000              85,500
     ---------------------------------------------------------------------------------------------------------
     Tetra Tech, Inc.                                                 (7)            4,500              88,875
     ---------------------------------------------------------------------------------------------------------
     Transaction Systems Architects, Inc., Cl. A                      (7)            3,900             129,675
     ---------------------------------------------------------------------------------------------------------
     United Waste Systems, Inc.                                       (7)            6,400             220,000
                                                                                                 -------------
                                                                                                     1,463,633
--------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.9%
     ---------------------------------------------------------------------------------------------------------
     AGCO Corp.                                                                      3,800             108,775
     ---------------------------------------------------------------------------------------------------------
     Bic Corp.                                                                         500              74,826
     ---------------------------------------------------------------------------------------------------------
     Canon Sales Co., Inc.                                                           3,300              73,352
     ---------------------------------------------------------------------------------------------------------
     Case Corp.                                                                      2,500             136,250
     ---------------------------------------------------------------------------------------------------------
     Chicago Miniature Lamp, Inc.                                     (7)            2,850             118,275
     ---------------------------------------------------------------------------------------------------------
     Deere & Co.                                                                     2,900             117,813
     ---------------------------------------------------------------------------------------------------------
     General Signal Corp.                                                            2,700             115,425
     ---------------------------------------------------------------------------------------------------------
     Hanson plc, ADR                                                                 6,700              45,225
     ---------------------------------------------------------------------------------------------------------
     Hutchison Whampoa Ltd.                                                         10,000              78,539
     ---------------------------------------------------------------------------------------------------------
     Ingersoll-Rand Co.                                                              2,100              93,450
     ---------------------------------------------------------------------------------------------------------
     Komatsu Ltd.                                                                    7,000              57,293

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
MANUFACTURING (CONTINUED)
     ---------------------------------------------------------------------------------------------------------
     Mannesmann AG                                                                     195       $      83,790
     ---------------------------------------------------------------------------------------------------------
     Mark IV Industries, Inc.                                                        1,995              45,137
     ---------------------------------------------------------------------------------------------------------
     Mitsubishi Heavy Industries Ltd.                                                6,000              47,558
     ---------------------------------------------------------------------------------------------------------
     NSK Ltd.                                                                        3,000              18,144
     ---------------------------------------------------------------------------------------------------------
     PACCAR, Inc.                                                                    3,900             265,200
     ---------------------------------------------------------------------------------------------------------
     Shinmaywa Industries Ltd.                                                       2,000              14,698
     ---------------------------------------------------------------------------------------------------------
     Sidel SA                                                                        1,200              82,405
     ---------------------------------------------------------------------------------------------------------
     SMC Corp.                                                                         100               6,711
     ---------------------------------------------------------------------------------------------------------
     Textron, Inc.                                                                   2,200             207,350
     ---------------------------------------------------------------------------------------------------------
     Tyco International Ltd.                                                         1,900             100,463
     ---------------------------------------------------------------------------------------------------------
     U.S. Industries, Inc.                                            (7)            4,600             158,125
                                                                                                 -------------
                                                                                                     2,048,804
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.5%
     ---------------------------------------------------------------------------------------------------------
     Brambles Industries Ltd.                                                        4,000              77,996
     ---------------------------------------------------------------------------------------------------------
     Union Pacific Corp.                                                             2,000             120,250
                                                                                                 -------------
                                                                                                       198,246
--------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 16.1%
--------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.1%
     ---------------------------------------------------------------------------------------------------------
     General Dynamics Corp.                                                          4,000             282,000
     ---------------------------------------------------------------------------------------------------------
     Goodrich (B.F.) Co.                                                             4,600             186,300
     ---------------------------------------------------------------------------------------------------------
     Lockheed Martin Corp.                                                           2,700             247,050
     ---------------------------------------------------------------------------------------------------------
     McDonnell Douglas Corp.                                                         2,400             153,600
     ---------------------------------------------------------------------------------------------------------
     Rockwell International Corp.                                                    3,500             213,063
     ---------------------------------------------------------------------------------------------------------
     TRW, Inc.                                                                       4,300             212,850
                                                                                                 -------------
                                                                                                     1,294,863
--------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 1.9%
     ---------------------------------------------------------------------------------------------------------
     Canon, Inc.                                                                     6,000             132,334
     ---------------------------------------------------------------------------------------------------------
     Citrix Systems, Inc.                                             (7)            2,700             105,469
     ---------------------------------------------------------------------------------------------------------
     Dell Computer Corp.                                              (7)            2,200             116,875
     ---------------------------------------------------------------------------------------------------------
     Gateway 2000, Inc.                                               (7)            1,100              58,919
     ---------------------------------------------------------------------------------------------------------
     Henry (Jack) & Associates, Inc.                                                 2,200              78,650
     ---------------------------------------------------------------------------------------------------------
     Insight Enterprises, Inc.                                        (7)            2,400              67,200
     ---------------------------------------------------------------------------------------------------------
     Network Appliance, Inc.                                          (7)            1,800              91,575
     ---------------------------------------------------------------------------------------------------------
     Storage Technology Corp. (New)                                   (7)            3,400             161,925
                                                                                                 -------------
                                                                                                       812,947
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.1%
     ---------------------------------------------------------------------------------------------------------
     Applix, Inc.                                                     (7)            3,000              65,625
     ---------------------------------------------------------------------------------------------------------
     Cambridge Technology Partners, Inc.                              (7)            3,700             124,181
     ---------------------------------------------------------------------------------------------------------
     EPIC Design Technology, Inc.                                     (7)            2,800              70,000
     ---------------------------------------------------------------------------------------------------------
     Inso Corp.                                                       (7)            1,700              67,575
     ---------------------------------------------------------------------------------------------------------
     JDA Software Group, Inc.                                         (7)            2,600              74,100
     ---------------------------------------------------------------------------------------------------------
     Medic Computer Systems, Inc.                                     (7)            1,800              72,563
     ---------------------------------------------------------------------------------------------------------
     National Data Corp.                                                             1,700              73,950
     ---------------------------------------------------------------------------------------------------------
     Pegasystems, Inc.                                                (7)            2,500              75,313
     ---------------------------------------------------------------------------------------------------------
     Project Software & Development, Inc.                             (7)            3,800             161,025
     ---------------------------------------------------------------------------------------------------------
     Rational Software Corp.                                          (7)            5,700             225,506
     ---------------------------------------------------------------------------------------------------------
     Remedy Corp.                                                     (7)            2,400             129,000
     ---------------------------------------------------------------------------------------------------------
     SAP AG, Preference                                                                400              54,973

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
     ---------------------------------------------------------------------------------------------------------
     Sapient Corp.                                                    (7)            1,600       $      67,400
     ---------------------------------------------------------------------------------------------------------
     Scopus Technology, Inc.                                          (7)            2,200             102,300
     ---------------------------------------------------------------------------------------------------------
     Security Dynamics Technologies, Inc.                             (7)            3,100              97,650
     ---------------------------------------------------------------------------------------------------------
     Sykes Enterprises, Inc.                                          (7)            2,700             101,250
     ---------------------------------------------------------------------------------------------------------
     Technology Solutions Co.                                         (7)            2,200              91,300
     ---------------------------------------------------------------------------------------------------------
     Verilink Corp.                                                   (7)            3,300             109,725
     ---------------------------------------------------------------------------------------------------------
     Veritas Software Corp.                                           (7)            2,350             116,913
     ---------------------------------------------------------------------------------------------------------
     Viasoft, Inc.                                                    (7)            1,400              66,150
     ---------------------------------------------------------------------------------------------------------
     Visio Corp.                                                      (7)            1,800              89,100
     ---------------------------------------------------------------------------------------------------------
     Wind River Systems                                               (7)            1,900              90,013
                                                                                                 -------------
                                                                                                     2,125,612
--------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.3%
     ---------------------------------------------------------------------------------------------------------
     Bowthorpe plc                                                                  13,000             100,879
     ---------------------------------------------------------------------------------------------------------
     Electrocomponents plc                                                          13,000             102,660
     ---------------------------------------------------------------------------------------------------------
     Getronics NV                                                                    3,300              89,476
     ---------------------------------------------------------------------------------------------------------
     Input/Output, Inc.                                               (7)            1,900              35,150
     ---------------------------------------------------------------------------------------------------------
     Intel Corp.                                                                     1,000             130,938
     ---------------------------------------------------------------------------------------------------------
     Keyence Corp.                                                                     600              73,921
     ---------------------------------------------------------------------------------------------------------
     Kyocera Corp.                                                                   1,000              62,204
     ---------------------------------------------------------------------------------------------------------
     Matsushita Electric Industrial Co.                                              4,000              65,133
     ---------------------------------------------------------------------------------------------------------
     Matsushita Electric Works Ltd.                                                  6,000              51,538
     ---------------------------------------------------------------------------------------------------------
     Nitto Denko Corp.                                                               6,000              87,878
     ---------------------------------------------------------------------------------------------------------
     Samsung Electronics Co., Sponsored GDR                           (2)            1,950              35,978
     ---------------------------------------------------------------------------------------------------------
     Sony Corp.                                                                      1,400              91,548
     ---------------------------------------------------------------------------------------------------------
     Supertex, Inc.                                                   (7)            2,700              35,438
     ---------------------------------------------------------------------------------------------------------
     TDK Corp.                                                                       2,000             130,094
     ---------------------------------------------------------------------------------------------------------
     Vitesse Semiconductor Corp.                                      (7)            2,900             131,950
     ---------------------------------------------------------------------------------------------------------
     Waters Corp.                                                     (7)            5,000             151,875
                                                                                                 -------------
                                                                                                     1,376,660
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 2.7%
     ---------------------------------------------------------------------------------------------------------
     Allen Group, Inc.                                                (7)            3,500              77,875
     ---------------------------------------------------------------------------------------------------------
     Aspect Telecommunications Corp.                                  (7)            3,200             203,200
     ---------------------------------------------------------------------------------------------------------
     British Sky Broadcasting Group plc                                              8,500              76,006
     ---------------------------------------------------------------------------------------------------------
     Cable Design Technologies Corp.                                  (7)            2,750              85,594
     ---------------------------------------------------------------------------------------------------------
     Comverse Technology, Inc.                                        (7)            3,900             147,469
     ---------------------------------------------------------------------------------------------------------
     DSP Communications, Inc.                                         (7)            7,800             151,125
     ---------------------------------------------------------------------------------------------------------
     L.M. Ericsson Telephone Co., Cl. B, ADR                                         3,520             106,260
     ---------------------------------------------------------------------------------------------------------
     Premisys Communications, Inc.                                    (7)            1,400              47,250
     ---------------------------------------------------------------------------------------------------------
     Telecom Corp. of New Zealand Ltd.                                              19,000              96,923
     ---------------------------------------------------------------------------------------------------------
     Telecom Italia Mobile SpA                                                      25,000              63,200
     ---------------------------------------------------------------------------------------------------------
     Vodafone Group plc                                                             22,000              92,896
                                                                                                 -------------
                                                                                                     1,147,798
--------------------------------------------------------------------------------------------------------------
UTILITIES - 8.1%
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.2%
     ---------------------------------------------------------------------------------------------------------
     American Electric Power Co., Inc.                                               4,100             168,613
     ---------------------------------------------------------------------------------------------------------
     CalEnergy, Inc.                                                  (7)            2,100              70,613
     ---------------------------------------------------------------------------------------------------------
     Entergy Corp.                                                                   7,100             197,025
     ---------------------------------------------------------------------------------------------------------
     FPL Group, Inc.                                                                 4,900             225,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  MARKET VALUE
                                                                                    SHARES        (NOTE 1)
--------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
     ---------------------------------------------------------------------------------------------------------
     Illinova Corp.                                                                  3,400       $      93,500
     ---------------------------------------------------------------------------------------------------------
     Kansas City Power & Light Co.                                                   4,500             128,250
     ---------------------------------------------------------------------------------------------------------
     Korea Electric Power Corp.                                                      2,400              69,829
     ---------------------------------------------------------------------------------------------------------
     Texas Utilities Co.                                                             3,800             154,850
     ---------------------------------------------------------------------------------------------------------
     Veba AG                                                                         2,000             114,852
     ---------------------------------------------------------------------------------------------------------
     Western Resources, Inc.                                                         3,500             108,063
                                                                                                 -------------
                                                                                                     1,330,995
--------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 3.3%
     ---------------------------------------------------------------------------------------------------------
     Columbia Gas System, Inc.                                                       3,800             241,775
     ---------------------------------------------------------------------------------------------------------
     El Paso Natural Gas Co.                                                         3,500             176,750
     ---------------------------------------------------------------------------------------------------------
     Hong Kong & China Gas Co. Ltd.                                                 43,200              83,496
     ---------------------------------------------------------------------------------------------------------
     National Fuel Gas Co.                                                           3,700             152,625
     ---------------------------------------------------------------------------------------------------------
     PanEnergy Corp.                                                                 9,400             423,000
     ---------------------------------------------------------------------------------------------------------
     Questar Corp.                                                                   6,300             231,525
     ---------------------------------------------------------------------------------------------------------
     RWE AG, Preference                                                              1,850              61,822
                                                                                                 -------------
                                                                                                     1,370,993
--------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES - 1.6%
     ---------------------------------------------------------------------------------------------------------
     Ameritech Corp.                                                                 2,000             121,250
     ---------------------------------------------------------------------------------------------------------
     DDI Corp.                                                                          20             131,989
     ---------------------------------------------------------------------------------------------------------
     GTE Corp.                                                                       5,400             245,700
     ---------------------------------------------------------------------------------------------------------
     NYNEX Corp.                                                                     2,300             110,688
     ---------------------------------------------------------------------------------------------------------
     Telefonica de Espana, ADS                                                       3,000              69,657
                                                                                                 -------------
                                                                                                       679,284
                                                                                                 -------------

     Total Common Stocks (Cost $24,385,177)                                                         29,309,620

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.5%
--------------------------------------------------------------------------------------------------------------
     Case Corp., $4.50 Cum. Cv., Series A, Non-vtg.                                  1,100             147,125
     ---------------------------------------------------------------------------------------------------------
     K-III Communications Corp., 10% Exchangeable Preferred
     Stock, Series D                                                  (4)              500              49,125
     ---------------------------------------------------------------------------------------------------------
     Renong Berhad, 4% Irredeemable Cv. Unsec. Loan Stocks            (7)            4,400               1,847
                                                                                                 -------------

     Total Preferred Stocks (Cost $157,086)                                                            198,097

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
--------------------------------------------------------------------------------------------------------------
     American Communications Services, Inc. Wts., Exp. 11/05                           100               9,000
     ---------------------------------------------------------------------------------------------------------
     Haw Par Brothers International Ltd. Wts., Exp. 7/01                             2,500               2,484
     ---------------------------------------------------------------------------------------------------------
     Hong Kong & China Gas Co. Ltd. Wts., Exp. 9/97                                  2,600               1,446
     ---------------------------------------------------------------------------------------------------------
     In-Flight Phone Corp. Wts., Exp. 8/02                                              50                  --
     ---------------------------------------------------------------------------------------------------------
     Renong Berhad Wts., Exp. 11/00                                                  2,750               1,350
                                                                                                 -------------

     Total Rights, Warrants and Certificates (Cost $2,247)                                              14,280

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                                              PRINCIPAL          MARKET VALUE
                                                                              AMOUNT             (NOTE 1)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 14.4%
--------------------------------------------------------------------------------------------------------------
     Repurchase agreement with State Street Bank and Trust
     Co., 4.50%, dated 12/31/96, to be repurchased
     at $6,034,508 on 1/2/97, collateralized by U.S. Treasury
     Bonds, 8.875%-12%, 8/15/13-2/15/19, with a value of
     $3,157,394 and U. S. Treasury Nts., 4.75%-6.75%,
     2/28/98-4/30/00, with a value of $3,070,802
      (Cost $6,033,000)                                                       $  6,033,000       $   6,033,000

     ---------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST $37,624,815)                                 101.8%          42,731,227
     ---------------------------------------------------------------------------------------------------------
     LIABILITIES IN EXCESS OF OTHER ASSETS                                           (1.8)            (737,033)
                                                                              -----------        -------------
     NET ASSETS                                                                     100.0%       $  41,994,194
                                                                              -----------        -------------
                                                                              -----------        -------------

     1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
     2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $487,013 or 1.16% of the Fund's net assets, at December 31, 1996.
     3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
     4. Identifies issues considered to be illiquid. These securities amount to $198,950 or 0.47% of the Fund's net assets, at December 31, 1996.
     5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
     6.  Interest or dividend is paid in kind.
     7.  Non-income producing security.


See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                  TOTAL                             GOVERNMENT       INTERNATIONAL
                                                                  RETURN            GROWTH          SECURITIES          EQUITY
                                                                 PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                              -------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )(including repurchase
   agreements **) - see accompanying statements               $1,122,312,563      $592,436,908      $22,765,667       $62,582,295
Cash                                                                 --                --                64,328           135,043
Receivables:
   Dividends, interest and principal paydowns                      7,390,607           706,621          418,744            71,288
   Shares of capital stock sold                                      417,064           341,044          --                 41,650
   Investments sold                                                      988               599          --                479,252
Other                                                                 23,467             7,576            3,102             3,535
                                                              -------------------------------------------------------------------
      Total assets                                             1,130,144,689       593,492,748       23,251,841        63,313,063
                                                              -------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                       357,817           267,330          --                --
Payables and other liabilities:
   Investments purchased                                           7,605,233         6,714,730          --                657,448
   Shares of capital stock redeemed                                  --                203,044            3,363             4,778
   Custodian fees                                                     65,755            35,170            2,585            49,143
   Directors' fees                                                     3,337               225          --                    236
   Legal and auditing fees                                            25,691            19,830            6,083            12,522
   Other                                                              11,188            30,141            4,232             3,475
                                                              -------------------------------------------------------------------
        Total liabilities                                          8,069,021         7,270,470           16,263           727,602
                                                              -------------------------------------------------------------------
NET ASSETS                                                    $1,122,075,668      $586,222,278      $23,235,578       $62,585,461
                                                              -------------------------------------------------------------------
                                                              -------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                                $586,603          $196,587          $21,267           $48,645
Additional paid-in capital                                       911,149,095       419,687,972       22,202,774        52,782,526
Undistributed net investment income                               38,224,047         6,282,780        1,450,831           356,464
Accumulated net realized gain (loss) from investments
   and foreign currency transactions                              94,241,183        45,811,976         (406,979)        1,034,996
Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies                  77,874,740       114,242,963          (32,315)        8,362,830
                                                              -------------------------------------------------------------------
NET ASSETS                                                    $1,122,075,668      $586,222,278      $23,235,578       $62,585,461
                                                              -------------------------------------------------------------------
                                                              -------------------------------------------------------------------

SHARES OF CAPITAL STOCK OUTSTANDING                              586,602,688       196,587,477       21,267,047        48,644,884
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                               $1.91             $2.98            $1.09             $1.29
*Cost                                                         $1,044,437,823      $478,193,945      $22,797,982       $54,219,894
**Repurchase agreements                                              --                --               --             $1,802,000


See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1996

                                                                  LIFESPAN                          LIFESPAN
                                                                 DIVERSIFIED        LIFESPAN         CAPITAL
                                                                   INCOME           BALANCED       APPRECIATION
                                                                  PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                 ----------------------------------------------
ASSETS:
Investments, at value (cost * )(including repurchase
   agreements **) - see accompanying statements                  $24,890,439       $51,187,601      $42,731,227
Cash                                                                 115,167           --              --
Receivables:
   Dividends and interest                                            305,332           338,750          151,404
   Shares of capital stock sold                                           --             1,799           25,993
   Investments sold                                                    4,449             1,877            1,877
Other                                                                  2,386             3,217            3,240
                                                                 ----------------------------------------------
      Total assets                                                25,317,773        51,533,244       42,913,741
                                                                 ----------------------------------------------
LIABILITIES:
Bank overdraft                                                       --                 30,455           26,247
Payables and other liabilities:
   Investments purchased                                             --                111,885          830,590
   Shares of capital stock redeemed
   Custodian fees                                                     27,295            39,911           48,357
   Directors' fees                                                       115                32              236
   Legal and auditing fees                                            15,348            10,092           10,718
   Other                                                                 916             4,546            3,399
                                                                 ----------------------------------------------
      Total liabilities                                               43,674           196,921          919,547
                                                                 ----------------------------------------------
NET ASSETS                                                       $25,274,099       $51,336,323      $41,994,194
                                                                 ----------------------------------------------
                                                                 ----------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock                                 $22,947           $43,471          $33,955
Additional paid-in capital                                        23,074,587        44,686,448       35,551,545
Undistributed net investment income                                1,127,966         1,053,055          371,899
Accumulated net realized gain (loss) from investments
   and foreign currency transactions                                  26,677           516,364          930,339
Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies                   1,021,922         5,036,985        5,106,456
                                                                 ----------------------------------------------
NET ASSETS                                                       $25,274,099       $51,336,323      $41,994,194
                                                                 ----------------------------------------------
                                                                 ----------------------------------------------

SHARES OF CAPITAL STOCK OUTSTANDING                               22,947,272        43,471,343       33,955,474
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                               $1.10             $1.18            $1.24
*Cost                                                            $23,868,516       $46,150,645      $37,624,815
**Repurchase agreements                                           $1,678,000        $6,244,000       $6,033,000









See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                   TOTAL                              GOVERNMENT     INTERNATIONAL
                                                                   RETURN             GROWTH          SECURITIES         EQUITY
                                                                  PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                 ----------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes of *)                         $41,163,350        $2,981,247        $1,606,277       $  271,792
Dividends (net of withholding taxes of **)                         8,211,955         7,925,458            --              847,225
                                                                 ----------------------------------------------------------------
   Total income                                                   49,375,305        10,906,705         1,606,277        1,119,017
                                                                 ----------------------------------------------------------------
EXPENSES:
Management fees - see applicable note                              5,817,245         2,801,667           125,427          569,471
Custodian fees and expenses                                            4,429            16,620             8,585           88,174
Legal and auditing fees                                                1,165             5,693             6,410           23,739
Directors' fees and expenses                                             841               456            --                3,466
Registration and filing fees                                          10,587            29,232            --                3,210
Other                                                                 --                --                 6,417           --
                                                                 ----------------------------------------------------------------
   Total expenses                                                  5,834,267         2,853,668           146,839          688,060
                                                                 ----------------------------------------------------------------
NET INVESTMENT INCOME                                             43,541,038         8,053,037         1,459,438          430,957
                                                                 ----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments                                                       94,961,143        45,460,285            45,633        2,696,100
Foreign currency transactions                                         --                --                --             (330,718)
Net change in unrealized appreciation or
   depreciation on:
Investments                                                      (35,958,926)       34,820,597          (990,673)       4,643,048
Translation of assets and liabilities
   denominated in foreign currencies                                  --                --                --             (666,798)
                                                                 ----------------------------------------------------------------
Net realized and unrealized gain (loss)                           59,002,217        80,280,882          (945,040)       6,341,632
                                                                 ----------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                       $102,543,255       $88,333,919          $514,398       $6,772,589
                                                                 ----------------------------------------------------------------
                                                                 ----------------------------------------------------------------

*Interest                                                             $1,759            $1,593            --              $13,057
**Dividends                                                          $10,551            $9,502            --             $113,453

















See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                   LIFESPAN                             LIFESPAN
                                                                  DIVERSIFIED        LIFESPAN           CAPITAL
                                                                    INCOME           BALANCED         APPRECIATION
                                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                 --------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes of *)                          $1,349,314        $1,427,764          $619,088
Dividends (net of withholding taxes of **)                           228,453           458,739           447,273
                                                                 --------------------------------------------------
   Total income                                                    1,577,767         1,886,503         1,066,361
                                                                 --------------------------------------------------
EXPENSES:
Management fees - see applicable note                                171,569           355,893           281,564
Custodian fees and expenses                                           16,922            42,931            77,488
Accounting services fees                                              37,500            60,000            52,500
Legal and auditing fees                                               13,142            24,832            12,553
Directors' fees and expenses                                           3,740             3,628             3,183
Registration and filing fees                                             836             3,331             3,164
                                                                 --------------------------------------------------
   Total expenses                                                    243,709           490,615           430,452
                                                                 --------------------------------------------------
NET INVESTMENT INCOME                                              1,334,058         1,395,888           635,909
                                                                 --------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments                                                           34,119           753,292         1,195,176
Foreign currency transactions                                         --               (39,436)          (39,335)
Net change in unrealized appreciation or
   depreciation on:
Investments                                                          218,964         3,210,263         3,344,778
Translation of assets and liabilities
   denominated in foreign currencies                                  --               (77,981)          (74,912)
                                                                 --------------------------------------------------
Net realized and unrealized gain (loss)                              253,083         3,846,138         4,425,707
                                                                 --------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $1,587,141        $5,242,026        $5,061,616
                                                                 --------------------------------------------------
                                                                 --------------------------------------------------

*Interest                                                               $456            $7,538            $5,075
**Dividends                                                             $476            $3,324            $5,855

















See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                                   TOTAL RETURN                        GROWTH
                                                                     PORTFOLIO                       PORTFOLIO
                                                        ------------------------------------------------------------------
                                                               1996             1995            1996             1995
                                                        ------------------------------------------------------------------
OPERATIONS:
Net investment income                                       $43,541,038      $38,709,494      $8,053,037       $6,203,284
Net realized gain (loss)                                     94,961,143       34,241,934      45,460,285       23,356,603
Net change in unrealized appreciation or depreciation       (35,958,926)     115,223,776      34,820,597       67,825,683
                                                        ------------------------------------------------------------------

Net increase in net assets resulting from operations        102,543,255      188,175,204      88,333,919       97,385,570
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income                         (5,852,700)     (38,529,255)     (1,827,903)      (6,148,312)
Distributions from net realized gain                         (3,476,504)     (31,137,474)     (2,683,361)     (21,759,918)
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets
   resulting from capital stock
   transactions - Note 2                                     34,935,466      133,283,017      96,464,501      106,262,512
                                                        ------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)                                   128,149,517      251,791,492     180,287,156      175,739,852
Beginning of period                                         993,926,151      742,134,659     405,935,122      230,195,270
                                                        ------------------------------------------------------------------
End of period                                            $1,122,075,668     $993,926,151    $586,222,278     $405,935,122
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------

Undistributed (overdistributed) net investment income       $38,224,047         $373,665      $6,282,780          $57,646



See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                                     GOVERNMENT                     INTERNATIONAL
                                                                     SECURITIES                        EQUITY
                                                                     PORTFOLIO                       PORTFOLIO
                                                          ----------------------------------------------------------------
                                                               1996             1995            1996              1995
                                                          ----------------------------------------------------------------
OPERATIONS:
Net investment income                                       $1,459,438       $1,287,278        $430,957         $617,135
Net realized gain (loss)                                        45,633         (111,999)      2,365,382         (126,829)
Net change in unrealized appreciation or depreciation         (990,673)       2,348,269       3,976,250        3,546,088
                                                          ----------------------------------------------------------------

Net increase in net assets resulting from operations           514,398        3,523,548       6,772,589        4,036,394
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income                           (13,793)      (1,281,570)       (554,917)      (1,618,886)
Distributions from net realized gain                             --               --               --           (334,432)
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets
   resulting from capital stock
   transactions - Note 2                                    (1,573,635)       3,282,290      10,593,270       12,088,408
                                                          ----------------------------------------------------------------
NET ASSETS:
Total increase (decrease)                                   (1,073,030)       5,524,268      16,810,942       14,171,484
Beginning of period                                         24,308,608       18,784,340      45,774,519       31,603,035
                                                          ----------------------------------------------------------------
End of period                                              $23,235,578      $24,308,608     $62,585,461      $45,774,519
                                                          ----------------------------------------------------------------
                                                          ----------------------------------------------------------------

Undistributed (overdistributed) net investment income       $1,450,831          $13,793        $356,464      ($2,025,132)



See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                   LIFESPAN                                                LIFESPAN
                                                  DIVERSIFIED                  LIFESPAN                    CAPITAL
                                                    INCOME                     BALANCED                  APPRECIATION
                                                   PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         ------------------------------------------------------------------------------------
                                            1996           1995(1)        1996          1995(1)       1996          1995(1)
                                         ------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $1,334,058      $347,542     $1,395,888      $349,522      $635,909      $147,012
Net realized gain (loss)                       34,119        25,415        713,856      (186,996)    1,155,841      (215,118)
Net change in unrealized appreciation
 or depreciation                              218,964       802,958      3,132,282     1,904,703     3,269,866     1,836,590
                                         ------------------------------------------------------------------------------------

Net increase in net assets resulting
 from operations                            1,587,141     1,175,915      5,242,026     2,067,229     5,061,616     1,768,484
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment income         (218,759)     (337,106)      (364,414)     (359,324)     (278,560)     (163,733)
Distributions from net realized gain          (30,626)        --             --            --            --            --
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net assets
   resulting from capital stock
   transactions - Note 2                    2,760,428    20,337,106     10,991,482    33,759,324    10,442,654    25,163,733
                                         ------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)                   4,098,184    21,175,915     15,869,094    35,467,229    15,225,710    26,768,484
Beginning of period                        21,175,915        --         35,467,229        --        26,768,484        --
                                         ------------------------------------------------------------------------------------
End of period                             $25,274,099   $21,175,915    $51,336,323   $35,467,229   $41,994,194   $26,768,484
                                         ------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------

Undistributed (overdistributed)
 net investment income                     $1,127,966       $10,436     $1,053,055       ($9,802)     $371,899      ($16,721)

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.



See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996



                                             YEAR ENDED DECEMBER 31,
                                                1996(1)     1995      1994      1993      1992
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $1.75     $1.51     $1.65     $1.56     $1.57
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .07       .07       .06       .06       .07
Net realized and unrealized gain (loss)            .11       .30      (.09)      .20       .10
-------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .18       .37      (.03)      .26       .17
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.01)     (.07)     (.06)     (.06)     (.07)
Distributions from net realized gain              (.01)     (.06)     (.05)     (.11)     (.11)
-------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                   (.02)     (.13)     (.11)     (.17)     (.18)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                   $1.91     $1.75     $1.51     $1.65     $1.56
                                             ----------------------------------------------------
                                             ----------------------------------------------------

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)             10.14%    24.66%     (1.97)%  16.28%    10.21%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)         $1,122      $994      $742      $610      $402
-------------------------------------------------------------------------------------------------
Average net assets (in millions)                $1,058      $864(3)   $687(3)   $502(3)   $345(3)
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            4.12%     4.48%     4.21%     3.90%     4.27%
Expenses                                         0.55%     0.59%     0.56%     0.60%     0.68%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      104.3%     62.3%     88.3%    161.6%    182.1%
Average brokerage commission rate(5)           $0.0641        --        --        --        --


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3.  This information is not covered by audit opinion.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $1,029,361,054 and $895,368,455, respectively.
5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996



                                              YEAR ENDED DECEMBER 31,
                                                1996(1)        1995        1994         1993        1992
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $2.53        $1.97       $2.08        $1.91       $1.87
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .04          .04         .03          .04         .04
Net realized and unrealized gain (loss)            .43          .71        (.04)         .36         .19
----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .47          .75        (.01)         .40         .23
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.01)        (.04)       (.03)        (.04)       (.04)
Distributions from net realized gain              (.01)        (.15)       (.07)        (.19)       (.15)
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                   (.02)        (.19)       (.10)        (.23)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $2.98        $2.53       $1.97        $2.08       $1.91
                                             -------------------------------------------------------------
                                             -------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)             18.87%       38.06%       (0.51)%     21.22%      12.36%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $586,222     $405,935    $230,195     $165,775    $101,215
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $494,281     $303,193(3) $198,879(3)  $131,292(3)  $85,003(3)
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            1.63%        2.01%       1.87%        2.30%       2.19%
Expenses                                         0.58%        0.66%       0.67%        0.69%       0.76%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                       82.5%        69.3%       97.3%        97.6%      136.1%
Average brokerage commission rate(5)           $0.0697           --          --           --          --


1. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3.  This information is not covered by audit opinion.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $425,023,373 and $361,436,894, respectively.
5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996

                                                  YEAR ENDED DECEMBER 31,
                                                   1996(2)       1995         1994        1993       1992(1)
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $1.07       $0.95        $1.06       $1.01        $1.00
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .07         .06          .06         .04          .02
Net realized and unrealized gain (loss)              (.05)        .12         (.11)        .07          .04
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                            .02         .18         (.05)        .11          .06
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   -- (3)    (.06)        (.06)       (.04)        (.02)
Distributions from net realized gain                   --          --           --        (.02)        (.03)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                        --        (.06)        (.06)       (.06)        (.05)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.09       $1.07        $0.95       $1.06        $1.01
                                               ---------------------------------------------------------------------
                                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                 1.93%      18.91%        (4.89)%    10.98%        6.61%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $23,236     $24,309      $18,784     $15,687       $7,634
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $23,880     $23,157(5)   $17,589(5)  $11,421(5)    $3,780(5)
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               6.11%       6.08%        6.04%       5.13%      4.64%(6)
Expenses                                            0.62%       0.71%        0.85%       0.93%      1.20%(6)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                           6.0%       54.7%       102.3%      178.2%     458.6%(6)


1. For the period from May 13, 1992 (commencement of operations) to December 31, 1992.
2. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3.  Less than $0.005 per share.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
5.  This information is not covered by audit opinion.
6.  Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $425,023,373 and $361,436,894, respectively.





See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996

                                                                            YEAR ENDED DECEMBER 31,

                                                       1996(2)         1995         1994         1993         1992(1)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $1.15           $1.09        $1.09        $0.92        $1.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .02             .03         (.01)         .00          .01
Net realized and unrealized gain (loss)                  .13             .08          .03          .20         (.06)
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                               .15             .11          .02          .20         (.05)
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.01)           (.04)          --         (.02)        (.02)
Distributions from net realized gain                      --            (.01)        (.02)        (.01)        (.01)
------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.01)           (.05)        (.02)        (.03)        (.03)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $1.29           $1.15        $1.09        $1.09        $0.92
                                                      ------------------------------------------------------------------
                                                      ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                    13.26%          10.30%        1.44%       21.80%       (4.32)%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $62,585         $45,775      $31,603      $18,315      $10,493
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $56,893         $37,474(4)   $29,133(4)   $13,328(4)   $ 9,973(4)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   0.76%           1.61%       (1.85)%      (0.31)%       1.63%(5)
Expenses                                                1.21%           1.26%        1.28%        1.50%        1.50%(5)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              53.7%           85.1%        76.5%        57.4%       206.7%(5)
Average brokerage commission rate(7)                   $0.0019           --           --           --           --

1. For the period from May 13, 1992 (commencement of operations) to December 31, 1992.
2. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4.  This information is not covered by audit opinion.
5.  Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $44,150,822 and $28,819,480, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996

                                                       YEAR ENDED DECEMBER 31,
                                                       1996(2)                       1995(1)
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $1.04                        $1.00
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .06                          .02
Net realized and unrealized gain                           .01                          .04
------------------------------------------------------------------------------------------------
Total income from investment
operations                                                 .07                          .06
------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.01)                        (.02)
Distributions from net realized gain                     --                              --
------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.01)                        (.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period                           $1.10                        $1.04
                                                       -----------------------------------------
                                                       -----------------------------------------

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                       6.93%                        5.69%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $25,274                       $21,176
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $22,854                       $20,364 (4)
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     5.84%                         5.11%(5)
Expenses                                                  1.07%                         1.50%(5)
------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                80.4%                         41.2%(5)
Average brokerage commission rate(7)                   $0.0678                           --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
 Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4.  This information is not covered by audit opinion.
5.  Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $19,927,166 and $16,872,227, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996


                                                       YEAR ENDED DECEMBER 31,
                                                       1996(2)                                 1995(1)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $1.05                                   $1.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      .03                                     .01
Net realized and unrealized gain                           .11                                     .05
----------------------------------------------------------------------------------------------------------
Total income from investment
operations                                                 .14                                     .06
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.01)                                   (.01)
----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                           (.01)                                   (.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $1.18                                   $1.05
                                                         -------------------------------------------------
                                                         -------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                      13.38%                                   6.08%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $51,336                                 $35,467
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $41,847                                 $33,925 (4)
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     3.34%                                   3.08%(5)
Expenses                                                  1.17%                                   1.50%(5)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                69.7%                                   39.7%(5)
Average brokerage commission rate(7)                   $0.0025                                     --


1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4.  This information is not covered by audit opinion.
5.  Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $34,475,999 and $26,945,206, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.




See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1996

                                                            YEAR ENDED DECEMBER 31,
                                                            1996(2)                            1995(1)
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $1.06                              $1.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           .02                                .01
Net realized and unrealized gain                                .17                                .06
---------------------------------------------------------------------------------------------------------
Total income from investment
operations                                                      .19                                .07
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                           (.01)                              (.01)
Distributions from net realized gain                             --                                 --
---------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                (.01)                              (.01)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $1.24                              $1.06
                                                          -----------------------------------------------
                                                          -----------------------------------------------

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)                           17.97%                              6.65%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $41,994                            $26,768
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $33,109                            $25,460 (4)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          1.92%                              1.73%(5)
Expenses                                                       1.30%                              1.50%(5)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                     70.7%                              38.7%(5)
Average brokerage commission rate(7)                        $0.0028                                 --


1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2. On March 1, 1996, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. This information is not covered by audit opinion.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $28,033,224 and $21,163,850, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.



See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Total Return Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments according to changing market conditions. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FOREIGN CURRENCY TRANSLATION.
   The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (continued)
   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect an increase in undistributed net investment income of $162,044. Accumulated net realized gain was decreased by the same amount.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                            Year Ended                   Year Ended
                         December 31, 1996            December 31, 1995
                   ------------------------------------------------------------

                    Shares        Amount         Shares        Amount
                    ----------    ----------     -----------   ----------------

   Sold              93,916,426  $ 168,995,348    92,416,138   $157,945,504 (1)

   Dividends and
   distributions
   reinvested         5,232,785      9,329,203    39,845,299     69,666,729 (1)

   Redeemed         (79,306,418)  (143,389,085)  (55,425,167)   (94,329,216)(1)
                    ------------  -------------  ------------   ---------------

     Net increase    19,842,793  $  34,935,466    76,836,270   $133,283,017
                    ------------ --------------  ------------  ----------------
                    ------------ --------------  ------------  ----------------

1.  This information is not covered by audit opinion.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $77,874,740 was composed of gross appreciation of $83,407,872, and gross depreciation of $5,533,132.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $600 million of net assets and 0.45% of net assets in excess of $600 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager), a wholly owned subsidiary of MML. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Growth Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company
   (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income and net realized gain may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 350 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                          Year Ended                      Year Ended
                          December 31, 1996            December 31, 1995
                   -------------------------------------------------------------

                    Shares        Amount         Shares        Amount
                   -------------------------------------------------------------

   Sold              55,608,996    $149,864,357    47,879,137   $113,288,953(1)

   Dividends and
   distributions
   reinvested         1,696,733       4,511,263    11,118,683     27,908,230(1)

   Redeemed         (21,454,970)    (57,911,119)  (14,920,252)   (34,934,671)(1)
                    ------------   -------------  ------------  ----------------

     Net increase    35,850,759    $ 96,464,501    44,077,568   $106,262,512
                    ------------   -------------  ------------  ----------------
                    ------------   -------------  ------------  ----------------


1.  This information is not covered by audit opinion.


3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $114,242,963 was composed of gross appreciation of $116,270,104, and gross depreciation of $2,027,141.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $300 million of net assets, 0.50% of the next $100 million and 0.45% of net assets in excess of $400 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager). The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   Government Securities Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser.
   The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

   At December 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $360,000, which expires between 2002 and 2003.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,607. Accumulated net realized loss was decreased by the same amount.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
OTHER.
   Investment transactions are accounted for on the date the investments are
   purchased or sold (trade date).   Discount on securities purchased is
   amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                         Year Ended                       Year Ended
                         December 31, 1996                December 31, 1995
                  --------------------------------------------------------------

                   Shares             Amount          Shares      Amount
                  --------------------------------------------------------------
   Sold                  3,228,090     $ 3,411,359     5,051,043  $5,332,595 (1)

   Dividends and
   distributions
   reinvested               13,298          13,793     1,202,560   1,281,570 (1)

   Redeemed             (4,728,604)     (4,998,787)   (3,205,837) (3,331,875)(1)
                        -----------     -----------   ----------- --------------
     Net increase
     (decrease)         (1,487,216)    $(1,573,635)    3,047,766  $3,282,290
                        -----------    ------------   ----------- --------------
                        -----------    ------------   ----------- --------------

1.  This information is not covered by audit opinion.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized depreciation on investments of $32,315 was composed of gross appreciation of $281,327 and gross depreciation of $313,642.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the first $300 million of net assets, 0.50% of the next $100 million and 0.45% of net assets in excess of $400 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. Effective January 1, 1997, the Manager will act as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   International Equity Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

FOREIGN CURRENCY TRANSLATION.
   The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (continued)
   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $930,051, an increase in undistributed net investment income of $2,505,556, and a increase in accumulated net realized loss on investments of $1,575,505.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                          Year Ended                     Year Ended
                     December 31, 1996                 December 31, 1995
                  --------------------------------------------------------------

                   Shares        Amount         Shares           Amount
                   -------------------------------------------------------------
   Sold             17,318,472    $ 21,135,395     13,867,469    $15,578,087 (1)


   Dividends and
   distributions
   reinvested          447,471         554,916      1,701,124      1,953,318 (1)


   Redeemed         (8,889,447)    (11,097,041)    (4,839,804)    (5,442,997)(1)
                    -----------    ------------    -----------    --------------

     Net increase    8,866,496    $ 10,593,270     10,728,789    $12,088,408
                    -----------   -------------    -----------   ---------------
                    -----------   -------------    -----------   ---------------

1.  This information is not covered by audit opinion.


3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $8,362,401 was composed of gross appreciation of $10,605,136 and gross depreciation of $2,242,735.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of net assets and 0.90% of net assets in excess of $250 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager). The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

   The Manager has entered into a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Adviser) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   LifeSpan Diversified Income Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

FOREIGN CURRENCY TRANSLATION.
   The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (continued)
   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,231. Accumulated net realized gain was decreased by the same amount.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 200 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:


                          Year Ended                 Year Ended
                         December 31, 1996           December 31, 1995(1)
                   -------------------------------------------------------------

                    Shares         Amount         Shares           Amount
                    ----------     -----------    -----------      -------------
   Sold              2,767,203      $2,918,049     20,000,000     $20,000,000(2)

   Dividends and
   distributions
   reinvested          239,497         249,385        324,034         337,106(2)

   Redeemed           (383,462)       (407,006)            --              --
                    -----------    ------------   -----------      -------------

     Net increase    2,623,238      $2,760,428     20,324,034     $20,337,106
                    -----------    ------------   -----------     --------------
                    -----------    ------------   -----------     --------------

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2.  This information is not covered by audit opinion.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $1,021,923 was composed of gross appreciation of $1,319,572, and gross depreciation of $297,649.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the first $250 million of net assets and 0.65% of net assets in excess of $250 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager). The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

   The Manager has entered into a sub-advisory agreement with BEA Associates (the Sub-Adviser) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   LifeSpan Balanced Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FOREIGN CURRENCY TRANSLATION.
   The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (continued)
   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $20,887, an increase in undistributed net investment income of $31,383, and a decrease in accumulated net realized gain on investments of $10,496.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:



                        Year Ended                        Year Ended
                        December 31, 1996                 December 31, 1995  (1)
                   -------------------------------------------------------------

                    Shares        Amount          Shares         Amount
                   -------------------------------------------------------------
   Sold              11,771,412    $13,270,683     33,400,000     $33,400,000(2)

   Dividends and
   distributions
   reinvested           324,756        364,414        343,194         359,324(2)

   Redeemed          (2,368,019)    (2,643,615)            --              --
                    ------------   ------------    ----------     --------------

     Net increase     9,728,149    $10,991,482     33,743,194     $33,759,324
                    ------------   ------------    ----------     --------------
                    ------------   ------------    ----------     --------------

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2.  This information is not covered by audit opinion.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $5,036,956 was composed of gross appreciation of $5,927,588, and gross depreciation of $890,632.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of net assets and 0.75% of net assets in excess of $250 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager). The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

   The Manager has entered into sub-advisory agreements with three Sub-Advisers to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisers) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
   LifeSpan Capital Appreciation Portfolio (the Fund), is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Until May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc. On January 27, 1996, the policyholders of Connecticut Mutual Life Insurance Company (CML) approved a merger of CML with Massachusetts Mutual Life Insurance Company
   (MML). In connection with this change, effective March 1, 1996, OppenheimerFunds, Inc. (the Manager) became the adviser of Panorama Series Fund, Inc. Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of MML, an affiliate of the investment adviser. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION.
   Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FOREIGN CURRENCY TRANSLATION.
   The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

REPURCHASE AGREEMENTS.
   The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES.
   The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS.
   Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.
   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (Continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (continued)
   During the year ended December 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $20,887, an increase in undistributed net investment income of $31,271, and a decrease in accumulated net realized gain on investments of $10,384.

OTHER.
   Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF CAPITAL STOCK
   The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:


                         Year Ended                    Year Ended
                         December 31, 1996             December 31, 1995(1)
                   -------------------------------------------------------------

                      Shares         Amount        Shares         Amount
                   -------------------------------------------------------------
   Sold               12,599,280     $14,877,614   25,000,000     $25,000,000(2)

   Dividends and
   distributions
   reinvested            236,570         278,563      154,663         163,733(2)

   Redeemed           (4,035,039)     (4,713,523)          --              --
                   --------------    ------------  ----------       ------------
     Net increase      8,800,811     $10,442,654   25,154,663        $25,163,733
                       ----------    ------------  ----------       ------------
                       ----------    ------------  ----------       ------------

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.
2.  This information is not covered by audit opinion.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
   At December 31, 1996, net unrealized appreciation on investments of $5,106,412 was composed of gross appreciation of $5,887,486, and gross depreciation of $781,074.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of net assets and 0.75% of net assets in excess of $250 million. Prior to March 1, 1996, management fees were paid to G.R. Phelps & Co. (the former Manager). The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

   The Manager has entered into sub-advisory agreements with three Sub-Advisers to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisers) negotiated fees.


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

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (all of which are a series of Panorama Series Fund, Inc.) as of December 31, 1996 and the related statements of operations and changes in net assets and the financial highlights for the year ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1995 and the financial highlights for the period January 1, 1992 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1997

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Certain distributions paid on July 1, 1996 were designated as "capital gain distributions" for federal income tax purposes. These distributions are shown in the table below. Whether received in stock or cash, a capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

Dividends paid by the Fund during the fiscal year ended December 31, 1996 which are not designated as capital gain distributions should be multiplied by the percentage listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                         Long-Term Capital   Corporate Dividend-
                                         Gain Distribution    Received Deduction
                                         -----------------   -------------------
 Total Return Portfolio                       $0.005                 13.08%

 Growth Portfolio                             $0.011                 50.55%

 Government Securities Portfolio                N/A                   N/A

 International Equity Portfolio                 N/A                   100%

 LifeSpan Diversified Income Portfolio        $0.0014                13.55%

 LifeSpan Balanced Portfolio                    N/A                  25.34%

 LifeSpan Capital Appreciation Portfolio        N/A                  2.26%


The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

PANORAMA SERIES FUND, INC.

OFFICERS AND DIRECTORS
James C. Swain, Chairman of the Board of Directors
Bridget A. Macaskill, President
Robert G. Avis, Director
William A. Baker, Director
Charles Conrad, Jr., Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Ned M. Steel, Director
Andrew J. Donohue, Vice President and Secretary
Peter M. Antos, Vice President
Stephen F. Libera, Vice President
Michael C. Strathearn, Vice President
Kenneth B. White, Vice President
Arthur J. Zimmer, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISER
OppenheimerFunds, Inc.

SUB-ADVISERS
Babson-Stewart Ivory International
BEA Associates
Pilgrim Baxter & Associates

TRANSFER AGENT
OppenheimerFunds Services

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank and Trust Company

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.


This is a copy of a report to shareholders of Panorama Series Fund, Inc. This report must be preceded or accompanied by a Prospectus of Panorama Series Fund, Inc. For material information concerning the Funds, see the Prospectus.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.